Exhibit 10.1

                              SETTLEMENT AGREEMENT

     THIS SETTLEMENT AGREEMENT, dated as of November 1, 2002, is by and among U.S. Home & Garden Inc. ("USHG"), a Delaware corporation, Easy Gardener, Inc. ("EGI"), a Delaware corporation, LEG Partners Debenture SBIC, L.P., a Delaware limited partnership, LEG Partners III SBIC, L.P., a Delaware limited partnership, LEG Co-Investors, LLC, a Delaware limited liability company, 555 Madison Investors II LLC, f/k/a LEG Co-Investors II, LLC, a Delaware limited liability company, 555 Madison Investors, LLC, a Delaware limited liability company (the preceding five entities to be referred to herein as the "Purchasers"), Golub Associates LLC, a New York limited liability company ("Golub LLC") and Golub Associates Incorporated, a New York corporation ("Golub Inc.").

     WHEREAS, as of November 15, 2001, USHG, EGI and the Purchasers (as well as LEG Partners III, L.P., a Delaware limited partnership that has since such date transferred all of its right, title and interest as a Purchaser to LEG Partners Debenture SBIC, L.P.) entered into the Note and Warrant Purchase, Guaranty and Security Agreement (the "Note Purchase Agreement"), joined in with respect to certain parts thereof by certain subsidiaries of USHG and EGI (collectively, with USHG and EGI, the "USHG Entities"), pursuant to which EGI has issued to the Purchasers $5,993,151 principal amount of 16% Series A Senior Subordinated Notes and $856,164 principal amount of 14% Series B Senior Subordinated Notes (collectively, the "Notes"); and

     WHEREAS, as of November 15, 2001, USHG and the Purchasers entered into a Warrant Agreement (the "Warrant Agreement"), pursuant to which USHG issued to the
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Purchasers certain warrants (the "Warrants") to purchase shares of common stock, par value $.001 per share ("Common Stock") of USHG; and

     WHEREAS, as of November 15, 2001 USHG and the Purchasers entered into an Option Agreement (the "Option Agreement"), pursuant to which USHG issued to the Purchasers options (the "Options") to purchase certain 9.4% Cumulative Trust Preferred Securities (the "Trust Preferred Securities") of U.S. Home & Garden Trust I (the "Trust") owned by USHG, which Trust Preferred Securities (including the Trust Preferred Securities owned by USHG and transferable by USHG to the Purchasers under the Options) are subject to the terms of that certain Amended and Restated Trust Agreement dated as of April 17, 1998 among USHG, Wilmington Trust Company and the Administrative Trustees named therein (the "Trust Agreement"); and

     WHEREAS, USHG, EGI and certain companies affiliated with them propose to enter into an Asset Purchase Agreement (as defined below) with Easy Gardener Products Ltd., a Texas limited partnership ("EGP"), pursuant to which certain assets of USHG and EGI and their subsidiaries are to be sold to EGP; and

     WHEREAS, the Transaction (as defined in Section 1 hereof) requires the consent of the Purchasers pursuant to the Note Purchase Agreement, the Warrant Agreement, the Option Agreement and the other documents entered into among such parties in connection therewith (the Note Purchase Agreement, the Notes, the Warrant Agreement, the Warrants, the Option Agreement, the Options, the Consulting Agreement dated as of November 15, 2001, entered into among USHG, EGI and Golub LLC (as such Consulting Agreement shall be amended and restated as of the date hereof and in the form attached hereto as Exhibit 17, the "Consulting Agreement"), and all documents entered into in connection therewith shall be referred to


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collectively herein as the "Golub Documents"); and

     WHEREAS, USHG approached the Purchasers, Golub Inc. and Golub LLC (collectively, the "Golub Parties") to consent to the foregoing Transaction; and

     WHEREAS, Purchasers have alleged that certain Events of Default have occurred under the Golub Documents (the "Alleged Defaults"); and

     WHEREAS, the Golub Parties are willing to consent to the Transaction and revise the Golub Documents, effective upon the Settlement Closing (as defined below), pursuant to the terms and conditions set forth in this Settlement Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Consent to Transaction.

     1.1 Anything contained in the Golub Documents to the contrary notwithstanding but subject to the satisfaction of all conditions set forth in
Section 1.2 hereof, the Purchasers, Golub Inc. and Golub LLC, on their own behalf and on behalf of their predecessors, successors and assigns, hereby irrevocably agree and consent to:

          (a) the entering into by USHG, EGI and certain companies affiliated with them of an asset purchase agreement with EGP substantially as described in the draft of the asset purchase agreement (the "Draft APA"), that was attached to the Proxy Statement (the "Proxy Statement") filed by USHG with the Securities and Exchange Commission on August 2, 2002 (the "Asset Purchase Agreement"). The Asset Purchase Agreement, when executed, shall provide that the following shall be express conditions precedent to the obligations of USHG and its affiliates, and EGP and its affiliates, thereunder:


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               (i) EGP shall assume all the obligations of USHG under the Trust
          Agreement, the Indenture (as such term is defined in the Trust Agreement) and the Debentures (as such term is defined in the Trust Agreement),

               (ii) EGP shall acquire the Trust Preferred Securities owned by USHG, and assume all of USHG's obligations associated with the Trust Preferred Securities owned by USHG,

               (iii) the Settlement Closing shall occur, and

               (iv) in connection with the Settlement Closing, EGP shall deliver to the Purchasers the Amended and Restated Option Agreement-A (as defined below), the Option Agreement-B (as defined below) and the respective Settlement Options (as defined below) issued thereunder, all as more fully set forth in this Settlement Agreement, including, without limitation, Section 4 hereof.

     The Asset Purchase Agreement may only contain such changes and modifications to the Draft APA as are approved by USHG and EGP and that do not materially adversely affect the Purchasers' rights and benefits (including their economic rights and benefits) under this Settlement Agreement, the Golub Documents, the Settlement Option Agreements (as defined below), and the Amended and Restated Warrant Agreement (as defined below). The parties hereto agree that a change in purchase price that results in the receipt by USHG of immediately available cash proceeds under the Asset Purchase Agreement (net of applicable transaction expenses) of no less than $16.5 million (less any adverse effect of the Weed Wizard litigation and United States Consumer Product Safety Commission


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     complaint currently pending, less any default interest payments paid to the
     Purchasers or their affiliates under the Golub Documents and less any expenses incurred by the Purchasers or their affiliates paid by the USHG Entities under the Golub Documents or this Settlement Agreement, whether or not contested) will be deemed not to have materially adversely affected the Purchasers, and

          (b) consummation of the transaction contemplated by the Asset Purchase Agreement (and all related agreements and documents) and such other actions taken by USHG and/or EGI pursuant thereto as shall be necessary to consummate such transaction, it being expressly agreed to by the parties hereto that a transaction that satisfies the provisions outlined in Section 1.1(a) above shall be referred to herein as the "Transaction".

     1.2 The USHG Entities hereby expressly acknowledge and agree that (i) the consent set forth in Section 1.1 is required as a condition precedent to consummation of the Transaction and (ii) such consent is expressly conditioned upon the satisfaction of each of the following conditions (which, if they are satisfied on the same day, shall be deemed to have occurred contemporaneously):

     (a) other than the effectiveness of the consent set forth in Section 1.1, the Transaction shall have been consummated (the "Transaction Closing"); and

     (b) on or prior to the Transaction Closing the following shall have occurred:

          (i) the amounts payable to the Purchasers under Section 3 hereof shall have been paid in accordance with the terms of such Section 3;

          (ii) the Golub Parties shall have received the Deferred Prepayment Amount (as defined below) as provided under Section 2 hereof;


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          (iii) USHG shall have delivered to the Purchasers the fully executed
               Amended and Restated Warrant Agreement (together with the Amended and Restated Warrants thereunder) and caused EGP to deliver the fully executed Settlement Option Agreements (together with the Settlement Options thereunder) in accordance with Sections 4 and 5 hereof;

          (iv) the Purchasers shall have received payment of the balance of Expenses (as defined below) as set forth in Section 23 hereof;

          (v) the Purchasers shall have received payment of all Default Interest not previously paid hereunder; and

          (vi) the Parties shall have exchanged the Settlement Closing Releases.

The satisfaction of all of the foregoing conditions shall be referred to herein as the "Settlement Closing" and the USHG Entities hereby agree that (i) each of the foregoing conditions shall be incorporated into the Asset Purchase Agreement as conditions precedent to consummation of the transactions contemplated thereunder, either directly or by amendment thereto, and (ii) the Transaction shall not be consummated unless and until (A) all Obligations (as defined in the Note Purchase Agreement) due to any of the Golub Parties as of the date of the Settlement Closing shall have been satisfied in all respects, and (B) all of the obligations set forth in this Settlement Agreement required to be satisfied as of the date of the Settlement Closing shall have been satisfied in all respects.

     1.3 Upon execution of this Settlement Agreement, each of the USHG Entities expressly acknowledges and agrees that the Option Agreement is hereby amended as follows: (i) the Exercise Price (as such term is defined in the Option Agreement) under the Option Agreement shall be reduced by the fair value of the amount, on a per security basis, of any


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dividend or other distribution paid or accrued on or subsequent to November 1,
2002 on, or in respect of, the Trust Preferred Securities, including, without limitation, the 9.4% cumulative Distribution (as defined in the Trust Agreement) payable thereon and (ii) the term "Expiration Date" set forth in the Option Agreement shall be amended in its entirety to read: "Expiration Date" shall mean May 19, 2011 or if such day is not a Business Day, the next succeeding Business Day; provided, that with respect to any dividend or other distribution accrued but not paid on or subsequent to November 1, 2002 (and which accrual resulted in a reduction of the exercise price), and which dividend or other distribution is then subsequently paid in whole or part (the "Payment"), such Payment shall not result in a further reduction of the exercise price and to the extent such Payment is made following the exercise by the Purchasers of any Options under such Option Agreement, such Payment shall be returned to USHG by Purchasers.

     2. Deferred Prepayment Amount.

     USHG hereby agrees to pay by wire transfer of immediately available funds $1.45 million in cash (the "Deferred Prepayment Amount") to Golub LLC and the Purchasers, provided that $1.4 million of the Deferred Prepayment Amount shall become payable if and only if the Transaction Closing occurs, as follows:

     2.1 $200,000 shall be paid to Golub LLC as a management services fee for services rendered in connection with this Agreement, $50,000 of which is being paid contemporaneously with the execution of this Settlement Agreement and $150,000 of which shall be paid contemporaneously with the Settlement Closing.

     2.2 $1.25 million (as may be reduced in accordance with Section 3.2 hereof) shall be paid to the Golub Parties contemporaneously with the Settlement Closing, to be allocated among the Golub Parties as shall be directed by Golub Inc.


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     3. Payment of Certain Amounts; Conditional Waiver of Certain Default
Interest; Escrow of Disputed Amounts; Conditional Waiver of Right of First
Refusal

     3.1 The Obligations, as defined in the Note Purchase Agreement, including with respect to the Obligations under the Notes, all principal and interest thereon and the prepayment fee (which shall equal $312,500), to the extent not paid earlier, shall be paid upon Settlement Closing (it being understood that payment of such amounts, if any, shall be in addition to the payment of the Deferred Prepayment Amount); it being expressly agreed to and understood by the parties that the obligations of the USHG Entities under the Consulting Agreement shall survive the Settlement Closing.

     3.2 On the earlier to occur of (i) 3:00 p.m. New York time on November 1, 2002 or (ii) the repayment of the Obligations, including with respect to the Obligations under the Notes, all principal and interest thereon and the prepayment fee (which shall equal $312,500) (the "Refinancing"), the following sums shall be paid to Purchasers by wire transfer of immediately available funds to an account designated by the Purchasers:

          (a) The sum of all interest, including default interest determined in accordance with the Note Purchase Agreement ("Default Interest"), accrued and owing through such date; and

          (b) The sum of all Expenses incurred by the Golub Parties through such date.

The parties acknowledge and agree that the foregoing amounts shall be enumerated in a "pay-off" letter to be delivered by the Golub Parties to USHG prior to such Refinancing. The parties agree that (i) as of September 30, 2002, $242,645 of Default Interest has accrued under the Notes and is immediately due and payable, and (ii) additional Default Interest continues to accrue


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under the Notes in accordance with the terms of the Note Purchase Agreement.
Purchasers agree, provided that the USHG Entities shall not have defaulted on any obligation under, or continuing obligations referenced in, this Settlement Agreement, that all amounts of Default Interest accrued under the Notes as of October 15, 2002 and paid on or before 3:00 p.m., New York time on October 30, 2002, whether in connection with the Refinancing, or otherwise, shall be credited against the $1.25 million payment referenced in Section 2.2 hereof. If the Refinancing or the Settlement Closing has not occurred on or prior to October 30, 2002, any and all Default Interest which accrues thereafter shall be paid on the earlier to occur of the Refinancing, the Settlement Closing or each successive Interest Payment Date (as such term is defined in the Note Purchase Agreement), by wire transfer of immediately available funds to an account designated by the Purchasers.

     3.3 In the event that the Refinancing occurs subsequent to 3:00 p.m., New York Time on October 30, 2002, the USHG Entities shall pay to the Purchasers, contemporaneous with and as a part of the Refinancing, the amount of any Expenses not previously paid to Purchasers hereunder.

     3.4 Upon the Refinancing, the USHG Entities will deliver to the Golub Parties, in accordance with Section 9 hereof, a release in the form of Exhibit 9D attached hereto, and the Purchasers will (i) authorize the USHG Entities in writing to file UCC termination statements as to all of the UCC filings made in favor of the Purchasers, all such liens being terminated as a result of the foregoing payments, (ii) execute any other lien termination documents needed to terminate all of the Purchasers' liens, (iii) return the Notes to EGI for cancellation, and (iv) deliver to the USHG Entities, in accordance with Section 9 hereof, a release in the form of Exhibit 9E attached hereto.


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     3.5 Upon the Settlement Closing, the USHG Entities will deliver to the
Golub Parties, in accordance with Section 9 hereof, a release in the form of
Exhibit 9C attached hereto, and the Purchasers will, assuming that the Refinancing has not previously occurred, (i) authorize the USHG Entities in writing to file UCC termination statements as to all of the UCC filings made in favor of the Purchasers, all such liens being terminated as a result of the foregoing payments, (ii) execute any other lien termination documents needed to terminate all of the Purchasers' liens, (iii) return the Notes to EGI for cancellation, and (iv) deliver to the USHG Entities, in accordance with Section 9 hereof, a release in the form of Exhibit 9B attached hereto.

     3.6 The Golub Parties hereby waive their respective rights under Section
6.12 of the Note Purchase Agreement, only with respect to the Transaction and with respect to the Refinancing, if, and only if, (i) the Refinancing is with Ableco Finance LLC and Foothill Capital Corporation substantially on the terms set forth in the "Summary" attached to that certain letter dated September 19, 2002 sent from Robert Kassel, on behalf of USHG to each of the Purchasers, and
(ii) the Transaction is financed by Ableco Finance LLC and Foothill Capital Corporation substantially in accordance with the terms described in the Proxy Statement. The foregoing waiver shall not apply to any other financing that shall be considered to be a Mezzanine Financing (as such term is defined in the Note Purchase Agreement).

     4. Revisions to Option Agreement and Options.

     4.1 At and as an essential part of the Settlement Closing, (i) the Option Agreement shall be amended and restated as of November 15, 2001 and replaced by a separate agreement, referred to herein as the "Amended and Restated Option Agreement - A", in the form of Exhibit 4.1A hereto, and (ii) the USHG Entities shall cause EGP to deliver to the Purchasers a new option agreement, referred to herein as "Option Agreement-B" in the form of Exhibit 4.1B


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hereto. The options issued under such agreements (such options being referred to as the "Amended and Restated A Options" and the "B Options", respectively) shall each be options to purchase 94,875 Trust Preferred Securities, each of which constitutes 3.75% of the fully-diluted Trust Preferred Securities. The Amended and Restated Option Agreement-A and the Option Agreement-B shall be collectively referred to herein as the "Settlement Option Agreements." The Amended and Restated A Options and the B Options shall be collectively referred to herein as the "Settlement Options." With respect to the number of Trust Preferred Securities purchasable upon exercise of the Settlement Options as described in this Section 4.1, the parties acknowledge and agree that such number of Trust Preferred Securities shall be adjusted consistent with the provisions of Section 9(f) of the Settlement Option Agreements to reflect events occurring during the period commencing on the date hereof through and including the date of execution of such Settlement Option Agreements.

     4.2 Neither the Purchasers nor Golub Inc. nor Golub LLC shall enter into any trading transactions to artificially depress the price of the Trust Preferred Securities between the date hereof and the Settlement Closing. Purchasers, Golub Inc. and Golub LLC shall promptly report to USHG any transactions engaged in by them in the Trust Preferred Securities on or prior to the Settlement Closing.

     4.3 The Purchasers acknowledge and agree that as part of the Transaction, the Trust Preferred Securities currently owned by USHG will be sold to EGP, and will be subject to the Settlement Option Agreements and the Settlement Options. On or prior to the Settlement Closing, USHG shall cause EGP to (i) deliver evidence reasonably satisfactory to the Purchasers that EGP has received the Trust Preferred Securities and that such Trust Preferred Securities are subject to the Settlement Option Agreements and the Settlement Options, and (ii) enter into an


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escrow agreement, in the form attached as Exhibit E to the Settlement Option
Agreements (the "Option Escrow Agreement") with Purchasers and a Qualifying Institution. For purposes of this Agreement, "Qualifying Institution" shall mean HSBC Bank or any other comparable institution acceptable to the Golub Parties.

     4.4 To effectuate the foregoing, at the Settlement Closing, EGP shall deliver to the Purchasers the Amended and Restated A Options. as of November 15, 2001, and the B Options, as of the date of the Settlement Closing, in substantially the forms which are attached as Exhibit A to each of Exhibits 4.1A and 4.1B hereto in exchange for their existing Options.

     5. Revisions to Warrant Agreement and Warrants.

     5.1 At and as an essential part of the Settlement Closing, the Warrant Agreement shall be amended and restated as of November 15, 2001 and replaced by a separate agreement, referred to herein as the "Amended and Restated Warrant Agreement" in the form of Exhibit 5.1 hereto, such that warrants issued under the Amended and Restated Warrant Agreement (such warrants being referred to as the "Amended and Restated Warrants") shall be warrants to purchase that certain number of shares equal to the sum of (A) 50,000 shares, plus (B) the greater of
(x) 3.75% of the Fully-Diluted Common Stock, as defined in the Amended and Restated Warrant Agreement, on the day of the Settlement Closing (provided that the foregoing computation of Fully-Diluted Common Stock shall exclude up to 300,000 shares of Common Stock if, and to the extent that, such shares of Common Stock are actually issued in connection with the consummation of the Transaction (and at the closing thereof) to certain legal representatives and investment banking representatives and financing sources as payment for services rendered in connection with the Transaction, in lieu of a payment of cash; provided that the shares of Common Stock actually issued as aforesaid shall not be valued at less than $.50 per


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share based on the fair value of the services paid for by such issuance) and (y)
940,466 Shares (in each case in this clause (B) less such number of Warrants exercised from the date hereof through the Settlement Closing). With respect to the foregoing calculation of shares to be purchased pursuant to the Amended and Restated Warrants, the parties acknowledge and agree that the share amounts set forth above shall be adjusted consistent with the provisions of Section 9(a) of the Amended and Restated Warrant Agreement (and with respect to the minimum valuation of $.50 per share, Section 9(d) of the Amended and Restated Warrant Agreement) to reflect events occurring during the period commencing on the date hereof through and including the date of execution of the Amended and Restated Warrant Agreement.

     5.2 Neither the Purchasers nor Golub Inc. nor Golub LLC shall enter into any trading transactions to artificially depress the price of the Common Stock between the date hereof and the Settlement Closing. Purchasers, Golub Inc. and Golub LLC shall promptly report to USHG any transactions in Common Stock engaged in by them on or prior to the Settlement Closing.

     5.3 To effectuate the foregoing, at the Settlement Closing, USHG shall deliver to the Purchasers the Amended and Restated Warrants in the form of Exhibit A to Exhibit 5.1 hereto in exchange for their existing Warrants.

     6. Escrow.

     If the Settlement Closing or Refinancing occurs prior to November 20, 2002, upon request by Golub Inc. on behalf of the Purchasers, in lieu of making all or a portion of the payments provided for in Section 3.1 above directly to the Purchasers, but without impairing or affecting any other provisions of this Settlement Agreement, USHG and/or EGI shall make all or


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a portion (per the request of Purchasers) of such payments to an escrow agent as the Purchasers may direct, to be unconditionally released, together with interest earned thereon (which shall not be the responsibility of USHG or EGI), if any, while in escrow, upon instruction from Golub Inc. Upon such delivery to the escrow agent, all Obligations under the Notes and under Section 3.1 above shall be deemed satisfied, including the obligation to make interest payments.

     7. Expiration of Certain Provisions.

     7.1 From and after the Settlement Closing, Section 13 of the Note Purchase Agreement shall be amended to add the following to the list of covenants set forth therein which do not survive payment and satisfaction in full of the Notes and therefore expire upon the Settlement Closing: Sections 3.5, 6.1, 6.2, 6.3, 6.7, 6.9, 6.12, 7.8, the provisions regarding Distributions on the Trust Preferred Securities set forth in Section 7.9(c), but only as they relate to Distributions and Liquidation Distributions (as such terms are defined in the Trust Agreement)(provided that USHG shall no longer have any obligations under the remaining provisions of Section 7.9(c), such remaining obligations to be the obligation of the holder of the Trust Preferred Securities subject to the Settlement Option Agreements), 7.10, 7.13, and the restrictions set forth in the Stockholders Agreement (as such term is defined in the Note Purchase Agreement).

     7.2 Anything contained in Section 7.1 to the contrary notwithstanding, so long as the Purchasers own Amended and Restated Warrants or Warrant Shares, USHG shall provide Purchasers, upon request, with copies of all Forms 10-K, 10-Q and 8-K, if any, filed by USHG with the SEC, provided that if USHG ceases to be a reporting company, it shall provide Purchasers with copies of quarterly and annual financial statements and management commentary thereon identical to that provided to its senior lenders, subject to any confidentiality


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obligations of the Purchasers set forth in the Note Purchase Agreement. The
Asset Purchase Agreement shall provide that EGP will make an identical commitment with respect to the Trust Preferred Securities for so long as the Purchasers own the Settlement Options or Option Securities.

     7.3 From and after the Settlement Closing, the Non-competition Agreements dated as of November 15, 2001 between USHG and Messrs. Richard Grandy and Richard Kurz and all rights of the Purchasers therein shall terminate.

     8. Conditional Standstill on Inspection Rights.

     Notwithstanding any provisions to the contrary in the Golub Documents, from and after the date hereof, until the earlier to occur of the Settlement Closing or the Termination Date, the Purchasers will not exercise their rights to demand an inspection (other than (i) an inspection effected at the Purchasers' expense or (ii) an inspection effected in connection with an Event of Default set forth in Sections 9.1(a), 9.1(b) (as it relates to the covenants set forth in Sections 6.1, 6.10, 6.12, 6.15, and 7.1 through 7.18), 9.1(f) through 9.1(l), 9.1(n),
9.1(o), 9.1(r) and 9.1(s) of the Note Purchase Agreement), pursuant to Section
6.2 of the Note Purchase Agreement, provided that, with respect to those occurrences or alleged occurrences with respect to which the Purchasers may exercise their inspection rights, they shall only exercise such rights after giving written notice of the occurrence (or alleged occurrence) of such an Event of Default to USHG and provided, further, that such matter, if capable of cure, is not cured within 10 days of receipt of such notice.

     9. Releases.

     Upon execution of this Settlement Agreement the USHG Entities shall provide the Golub Parties with a release in the form of Exhibit 9A attached hereto (the "Settlement


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Agreement Release"). At the Settlement Closing, the parties will exchange mutual releases in the forms attached hereto as Exhibits 9B and 9C (the "Settlement Closing Releases"). Upon consummation of the Refinancing (i) the USHG Entities shall provide the Golub Parties with a release in the form of Exhibit 9D attached hereto and (ii) upon receipt of an officers certificate from each of EGI and USHG stating that, to the best of their knowledge, after due inquiry, there are no material defaults existing under the Golub Documents, the Golub Parties shall provide the USHG Entities with a release in the form attached hereto as Exhibit 9E (Exhibits 9D and 9E collectively the "Refinancing Closing Releases").

     10. Termination.

     This Agreement shall terminate upon the earlier to occur of (i) abandonment of the Transaction as evidenced by USHG's delivery to the Purchasers of either
(x) resolutions of the Board of Directors of USHG (the "Board") providing that the Board has elected not to proceed with the Transaction, or (y) written evidence from Richard Grandy or EGP that either of them has elected not to pursue the Transaction, or (ii) at the sole option of Golub Inc., upon delivery of written notice to USHG, if the Settlement Closing does not occur on or before the close of business on June 30, 2003 (the "Termination Date"). Upon such termination, all of the provisions hereof shall be of no further force or effect except (i) for the obligations and agreements under Sections 1.2(i), 1.3, 3.2, 3.3, 3.4, 3.6 (if the Refinancing has occurred), 10, 11, 13, 22 and 25 hereof; the obligation to make the payment of $50,000 provided for in Section 2.1 hereof; the obligation to deliver the Settlement Agreement Release under Section 9 hereof; and the obligation to pay Expenses under Section 23 hereof, and (ii) that neither the USHG Entities nor their affiliates nor the parties to the Non-competition Agreements described in Section 7.3 shall be liable to the Golub Parties for (a) any actions taken by such persons through the


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Termination Date in connection with the negotiation of the Transaction, and (b)
the entering into of the Asset Purchase Agreement prior to the Termination Date.

     11. Confidentiality.

     Each of the parties hereto hereby agrees that it shall keep confidential and not disclose to any third party whatsoever (other than their investors, counsel, affiliates and regulators and in connection with any legal proceeding relating to this Agreement) the existence of this Agreement or the terms thereof, except (i) as required by applicable law, (ii) as USHG may be required to disclose the provisions hereof in any press release, and in public filings with the SEC, including, without limitation, the Proxy Statement, (iii) any disclosure to Ableco Finance LLC or Foothill Capital Corporation (including any of their respective officers, agents, affiliates or other advisors) in connection with the Refinancing or the Transaction, as the case may be, and (iv) if such information is otherwise publicly available.

     12. Cooperation Regarding Transaction.

     The Purchasers, Golub Inc. and Golub LLC agree to (i) vote and recommend that their affiliates vote any shares of Common Stock they may own in favor of the Transaction if USHG seeks shareholder approval therefor and (ii) vote and recommend that their affiliates vote any Trust Securities they may own in favor of the amendments to the Trust's governing documents proposed by USHG in order to facilitate the Transaction. USHG will promptly notify the Purchasers if the Transaction is abandoned by USHG and EGP as set forth in Section 10 hereof.

     13. Further Assurances.

     Each of the Purchasers, Golub Inc. and Golub LLC, on the one hand, and USHG and EGI, on the other hand, hereby agrees, from time to time, to take such reasonable ministerial action as the other party may reasonably request in writing in order to effectuate and reflect the transactions contemplated hereby. It is hereby acknowledged that Golub Inc. has in the past acted on behalf of Golub LLC and the Purchasers, and USHG and EGI shall be entitled to rely on instructions from and other communications with Golub Inc. as if such instructions came from or communications were with the Purchasers or Golub LLC, as the case may be.

     14. Severability.

     Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and conditions of this Agreement or affecting the validity or unenforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     15. Settlement and Compromise.

     The provisions contained in this Agreement constitute a compromise of disputed claims, including, without limitation, the Alleged Defaults. This Agreement shall not in any way be construed as an admission by any party hereto of any unlawful, wrongful or invalid act or admission or waiver of defense thereto, except as specifically set forth herein.

     16. Modification.

     This agreement may only be modified by a written instrument which is executed by each party to be charged with such modification.

     17. Entire Agreement.

     This Agreement and the Exhibits hereto set forth our entire agreement with respect to the consent by the Purchasers, Golub Inc. and Golub LLC to the Transaction and the settlement of the Alleged Defaults and supersedes all prior agreements between the parties with respect to such subject matter. The Consulting Agreement, as amended and restated in the form attached hereto as Exhibit 17, shall be executed and delivered contemporaneously with the execution and delivery of this Settlement Agreement and shall remain in full force and effect, as amended and restated, as of the date hereof.

     18. Rights in the Golub Documents.

     Each of the Purchasers, Golub Inc. and Golub LLC hereby represents and warrants to the USHG Entities that no party other than the Purchasers (which as used in this Section shall include their investors) has any interest obtained from the Golub Parties in the Note Purchase Agreement, Warrant Agreement or Option Agreement and that no party other than the Purchasers, Golub Inc. or Golub LLC has any interest obtained from the Golub Parties in any of the other Golub Documents. Each of the Purchasers, Golub Inc. and Golub LLC hereby represents and warrants that it has not assigned or otherwise transferred (voluntarily, involuntarily or by operation of law) any right, title or interest in any claim which it has, may have or may have had with respect to any of the Golub Documents.

     19. Prepayment Permitted

     Nothing contained in this Settlement Agreement shall prevent USHG and EGI from making payment to the Purchasers of the Obligations, as defined in the Note Purchase Agreement, including, without limitation, the Obligations under the Notes, prior to the Termination Date; provided, however, that the making of any such payment by USHG or EGI shall in no way alter or amend, in any manner whatsoever, the rights and benefits of the Golub Parties under this Settlement Agreement.

     20. Headings

     The headings of the sections of this Agreement and Exhibits (as defined below) hereto are included for convenience of reference only and shall not form a part of this Agreement or such Exhibits. As used herein, the term "Exhibits" shall mean collectively Exhibits 4.1A and 4.1B, the Settlement Option Agreements, Exhibit 5.1, the Amended and Restated Warrant Agreement, Exhibit 9A, the Settlement Agreement Release, Exhibits 9B and 9C, the Settlement Closing Releases, and Exhibits 9D and 9E, the Refinancing Closing Releases.

     21. Governing Law

     This Agreement shall be governed by the laws of the State of New York applicable to contracts made and to be wholly performed therein.

     22. Notices

     Unless otherwise indicated, whenever under the terms of this Agreement written notice is required to be given, or a report or other document is required to be furnished, by one party to the other, such notice or other document shall be mailed first class, postage prepaid, delivered by personal delivery or sent by overnight courier or by confirmed facsimile to the following persons at the addresses specified below (or to such other addresses as may be designated in the future by like notice):

          If to USHG or EGI, to them at:

               655 Montgomery Street
               San Francisco, California 94111
               Attention: Mr. Robert Kassel, Chief Executive Officer Facsimile No.: (415) 616-8110
          with a copy to:

               Blank Rome Tenzer Greenblatt LLP
               405 Lexington Avenue
               New York, New York 10174
               Attention: Robert J. Mittman, Esq.
               Facsimile No.:  (212) 885-5557

          If to the Purchasers, Golub Inc. or Golub LLC, to them at:

               c/o Golub Associates Incorporated
               555 Madison Avenue
               New York, New York  10022
               Attention: Mr. Gregory Cashman, Principal
               Facsimile No.:  (212) 750-5505

          with a copy to:

               KMZ Rosenman
               525 West Monroe Street, Suite 1600
               Chicago, Illinois 60661-3693
               Attention: Steven V. Napolitano, Esq.
               Facsimile No.: (312) 577-8749

     All notices and other documents shall be deemed given when actually received or refused by the party to whom the same is addressed.

     23. Expenses

     As provided in Section 3.2 hereof, upon the earlier to occur of (i) 3:00 p.m., New York time, on November 1, 2002 or (ii) the Refinancing, USHG shall pay to Golub Inc., by wire transfer of immediately available funds to an account designated by Golub Inc., the sum of all expenses incurred by the Golub Parties in connection with the Alleged Defaults and matters contemplated by this Settlement Agreement and/or the enforcement of their rights and remedies hereunder (the "Expenses") incurred by the Golub Parties through such date. The USHG Entities hereby acknowledge and agree that as of September 30, 2002 the Golub Parties have incurred Expenses in the amount of $170,780, and that such Expenses are due and owing to the

Golub Parties in accordance with the terms hereof. Without limiting the foregoing, USHG shall reimburse Golub Inc. for any Expenses subsequent to the date of the Settlement Agreement, as provided below. Expenses incurred by the Golub Parties subsequent to the date of the Settlement Agreement, unless otherwise paid in accordance with the terms hereof, shall be paid by USHG on the earlier of the Settlement Closing or 10 days following the receipt from time to time by USHG of invoices from Golub Inc. relating thereto. After the Termination Date, USHG's obligation to reimburse the Purchasers for Expenses shall be governed by the Golub Documents. To the extent not expressly addressed herein, other expenses incurred by the Purchasers shall be governed by the Golub Documents.

     24. Signatures

     This Agreement may be executed in one or more counterparts. Facsimile signatures shall be sufficient to bind the parties signing thereby.

     25. Specific Performance

     The Purchasers on the one hand, and USHG and EGI on the other, shall have the right to specific performance of the provisions of this Agreement. Each party hereto waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought for specific performance of the provisions of this Agreement.

                                                    For Settlement Purposes Only

     IN WITNESS WHEREOF, the undersigned have caused this Settlement Agreement to be executed by their officers thereunto duly authorized as of the 1st day of November 2002.

                              U.S. HOME & GARDEN, INC.

                              By: /s/ Richard M. Kurz
                                  --------------------------------------------
                              Name:  Richard M. Kurz
                              Title:  CFO


                              EASY GARDENER, INC.

                              By: /s/ Richard M. Kurz
                                  --------------------------------------------
                              Name:  Richard M. Kurz
                              Title:  CFO


                              LEG PARTNERS DEBENTURE SBIC, L.P.

                              By:  Golub Debenture GP, LLC, its General
                                      Partner

                              By:  /s/ Gregory W. Cashman
                                  --------------------------------------------
                                  Gregory W. Cashman, Vice President


                              LEG PARTNERS III SBIC, L.P.
                              By:  Golub PS-GP, LLC, its general partner

                              By:  /s/ Gregory W. Cashman
                                  --------------------------------------------
                                  Gregory W. Cashman, Vice President


                              LEG CO-INVESTORS, LLC

                              By: /s/ Gregory W. Cashman
                                  --------------------------------------------
                                  Gregory W. Cashman, Authorized Signatory


                              555 MADISON INVESTORS II LLC

                              By: /s/ Gregory W. Cashman
                                  --------------------------------------------
                                  Gregory W. Cashman, Authorized Signatory

                              555 MADISON INVESTORS, LLC

                              By: /s/ Gregory W. Cashman
                                  --------------------------------------------
                                  Gregory W. Cashman, Manager


                              GOLUB ASSOCIATES LLC

                              By: /s/ Gregory W. Cashman
                                  --------------------------------------------
                                  Gregory W. Cashman, Authorized Signatory


                              GOLUB ASSOCIATES INCORPORATED

                              By: /s/ Gregory W. Cashman
                                  --------------------------------------------
                                  Gregory W. Cashman, Principal

                                                    For Settlement Purposes Only

                                  Exhibit 4.1A
                             TO SETTLEMENT AGREEMENT

--------------------------------------------------------------------------------

                          EASY GARDENER PRODUCTS, LTD.

                                       and

                            THE HOLDERS NAMED HEREIN


                              AMENDED AND RESTATED

                               OPTION AGREEMENT-A

--------------------------------------------------------------------------------

                              _____________, 200___

THIS OPTION AND THE UNDERLYING SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

                              AMENDED AND RESTATED
                               OPTION AGREEMENT-A
         (Option to purchase 9.4% Cumulative Trust Preferred Securities of U.S. Home & Garden Trust I owned by Easy Gardener Products Ltd.)

     THIS AMENDED AND RESTATED OPTION AGREEMENT-A, dated ____________, 200___, is between Easy Gardener Products Ltd., a Texas limited partnership ("EGP"), and the holders from time to time of the Options or Option Securities referred to herein (the "Holders").

     WHEREAS, the Holders, U.S. Home & Garden Inc. ("USHG") and USHG's wholly-owned subsidiary Easy Gardener, Inc. (the "Company") are parties to a Settlement Agreement, dated as of November 1, 2002 (the "Settlement Agreement"), which provides, among other things, that upon consummation of the Transaction (as defined therein) EGP shall assume USHG's obligations under that certain Option Agreement (the "Option Agreement") executed and delivered by USHG in connection with the Note and Warrant Purchase, Guaranty and Security Agreement, dated as of November 15, 2001, among the Holders, USHG and the Company (the "Purchase Agreement"), such that EGP shall be the obligor thereunder, subject to the Holders' agreement with each of USHG and EGP, as the case may be, to certain modifications to USHG's obligations under the Option Agreement (and in accordance with the assumption thereof by EGP, the corresponding modifications to EGP's obligations under the Option Agreement) as set forth in this Amended and Restated Option Agreement-A;

     WHEREAS, pursuant to the Settlement Agreement the Holders were granted the right to purchase up to 94,875 of the 9.4% Cumulative Trust Preferred Securities, liquidation amount $25 per Trust Preferred Security ("Preferred Securities"), originally issued by USHG's subsidiary U.S. Home & Garden Trust I (the "Trust") and repurchased by USHG, such right to be governed by the terms of this Amended and Restated Option Agreement-A; and

     WHEREAS, the Preferred Securities and the obligations to issue the Preferred Securities upon exercise of this Amended and Restated Option Agreement-A have been transferred by USHG to EGP, and

     WHEREAS, the Holders understand that the Preferred Securities were issued by the Trust, but that the Options herein granted by EGP, represent the right to purchase from EGP (and not from the Trust) Preferred Securities originally issued by the Trust that are now owned by EGP;

     NOW, THEREFORE, in consideration of the premises EGP and the Holders agree as follows:

     SECTION 1. Definitions. The following terms used herein shall have the meanings indicated below, unless the context otherwise requires:

          "Affiliate" of any Person shall mean any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with such first Person, it being understood that this shall include any officer or director of a Person which is a corporation, any manager or director of a limited liability company, and any general partner of a partnership, and any officer, director or owner of ten percent (10%) or more of any entity which so serves as such manager or general partner, (b) that directly or beneficially owns ten percent (10%) or more of any class of the voting stock of such first Person, or (c) ten percent (10%) or more of whose voting stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of whose equity interest) is owned directly or beneficially by such first Person.

          "Agreement" or "Option Agreement" shall mean this Amended and Restated Option Agreement-A, together with all Exhibits hereto, as may be amended, modified or supplemented from time to time with the consent of the Holders in accordance with Section 15.

          "Automatic Exercise" shall have the meaning given thereto in Section 4(a).

          "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, are required by law to close.

          "Commission" shall have the meaning given thereto in Section 11(b).

          "Convertible Securities" shall mean (a) any stock, notes or other securities of the Trust convertible into or exchangeable, directly or indirectly, for Preferred Securities (whether or not such right to convert or exchange is immediately exercisable or is "in the money"), (b) any other security, note or agreement of the Trust which provides the holder thereof with a payment, repayment amount, appreciation right or liquidation preference (i) calculated by reference to, or arising from, the value of the Trust upon a sale, merger, recapitalization or similar event, or (ii) based upon the value, whether market or appraisal, of the Preferred Securities, and (c) any agreement of the Trust to issue or sell Preferred Securities or to issue, sell or enter into such other stock, notes, securities or agreements described in the foregoing clauses (a) or (b).

          "Distribution" shall have the meaning given thereto in Section 9.

          "Escrow Agreement" shall have the meaning given thereto in Section 14.

          "Exchange Act" shall have the meaning given thereto in Section 11.

          "Exercise Price" shall have the meaning given thereto in Section 3.

          "Expiration Date" shall mean May 19, 2009 or, if such day is not a Business Day, the next succeeding Business Day.

          "Liquidation Distribution" shall have the meaning given thereto in
     Section 9.

          "Market Price" of a Preferred Security shall mean the average of the daily market prices of a Preferred Security over a period of 20 consecutive business days prior to the day as of which "Market Price" is being determined. The market price for each such business day shall be the average of the closing sales prices on such day of a Preferred Security on the principal domestic stock exchange on which Preferred Securities are then listed, or if there shall have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on such exchange at the end of such day, or, if the Preferred Securities shall not be so listed, the closing sales price in the NASDAQ System on such day, or if there shall have been no sales in the NASDAQ System on such day, the average of the highest bid and lowest asked prices on the NASDAQ System on such day, or if the Preferred Securities shall not be quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If the Preferred Securities are listed on any domestic exchange the term "business days" as used in this paragraph shall mean business days on which such exchange is open for trading.

          If at any time the Preferred Securities are not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair market value of a Preferred Security as determined in good faith by the Board of Directors of the general partner of EGP (giving due regard to any recent sales or valuations of Preferred Securities) or, if the holders of a majority of the Options shall, in the exercise of their sole discretion, object to such determination, as determined by appraisal pursuant to the following paragraph of this definition; provided, that if any valuation or appraisal has been made of the Trust or its Preferred Securities for any reason within six months prior to any date as of which the Market Price is to be determined hereunder, then the Holders shall be entitled, at their option, to rely on such appraisal and such valuation or appraisal shall be binding on EGP unless any event shall have occurred since the date of such valuation or appraisal which, in the reasonable opinion of the Holders of a majority of the Options, manifestly affects the continued validity of such appraisal.

          If the Holders of a majority of the Options shall object to the determination of Market Price made by the Board of Directors of the general partner of EGP pursuant to the preceding paragraph, then Market Price shall be determined as of the end of the most recent complete fiscal quarter of the Trust ended prior to the date of determination (taking into account actual performance subsequent thereto and projections for future periods), and shall be determined by appraisal as follows: Within fifteen (15) days after receipt by EGP of notice that an appraisal is desired, EGP and the Holders of a majority of the Options shall jointly appoint an appraiser for the purpose of determining Market Price. Such appraiser shall be an investment banking or advisory firm with experience in valuing trusts or other special purpose entities such as the Trust, which investment banking or advisory firm shall be either a firm of recognized national standing or a regional firm of good national reputation. If there shall be a dispute as to the selection of such appraiser, then the appraiser shall be appointed by the American Arbitration Association upon application by EGP or the Holders of a majority of the Options. EGP and the Holders of a majority of the Options shall be afforded reasonable opportunities to discuss the appraisal with such appraiser. The determination of Market Price by such appraiser shall be final and binding upon EGP and the Holders of the Options. The fees and expenses of the appraiser and, if any, of the American Arbitration Association, shall be borne by EGP unless the determination of Market Price by such appraiser is the same as the determination of Market Price made by the Board of Directors (or less favorable to the Holders), in which case the fees and expenses of such appraiser shall be borne equally by EGP and the Holders of Options.

          "Option" shall mean an Option certificate, in the form of Exhibit A hereto, and shall also mean the right upon exercise thereof to acquire one Option Security.

          "Option Office" shall mean the office or agency of EGP at which the Option Register shall be maintained and where the Options may be presented for exercise, exchange, substitution and transfer, which office or agency will be the office of EGP at 3022 Franklin Avenue, Waco, TX 76710-7352. The Option Office may be changed by EGP pursuant to notice in writing to the registered Holders of the Options.

          "Option Register" shall mean the register, in the form of Exhibit B hereto, maintained by EGP at the Option Office.

          "Option Securities" shall mean the Preferred Securities purchasable or purchased upon exercise of the Options, and any other Preferred Securities, capital stock, equity interest, or other securities issuable or issued in respect of the Option Securities by way of securities dividend, distribution or securities split or other transaction of the character referred to in Section 9.

          "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, limited liability company, association, corporation, institution, entity, or government (whether national, federal, state, county, city, municipal or otherwise, including without limitation any instrumentality, division, agency, body or department thereof).

          "Preferred Security" shall mean an undivided beneficial interest in the assets of the Trust designated as "9.4% Cumulative Trust Preferred Securities", having a Liquidation Amount of $25 per security and having the rights provided therefor in the Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided in the Trust Agreement.

          "Rights" shall mean any warrants, options (including the Options), agreements or other rights to subscribe for or to purchase, directly or indirectly, from the Trust, Preferred

     Securities (whether or not such warrants, options or other rights are immediately exercisable or are "in the money"). Rights shall include any warrants, options or other agreements or rights to subscribe for or to purchase, directly or indirectly, from the Trust, Convertible Securities or other Rights (whether or not such warrants, options or other rights are immediately exercisable or are "in the money") and agreements or plans under which the Trust may issue or sell securities in exchange for services of any kind, whether to be rendered by an employee, consultant, individual, entity or third party of any kind.

          "Securities Act" shall have the meaning given thereto in Section 11.

          "Settlement Closing" shall have the meaning given thereto in the Settlement Agreement.

          "Trust Agreement" shall mean the Trust's Amended and Restated Trust Agreement dated as of April 17, 1998 among USHG, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and the Administrative Trustees named therein, pursuant to which, among other things, the Preferred Securities were issued[, as such Amended and Restated Trust Agreement may be amended, supplemented or assigned in connection with the transactions contemplated by the Settlement Agreement].

     SECTION 2. Grant of Options.

     EGP hereby grants to the Holders Options to purchase up to that number of Preferred Securities listed opposite their respective names on Exhibit B attached hereto, which shall initially represent the right to purchase, in the aggregate, up to 94,875 Preferred Securities.(1) The Options shall be exercisable at any time until 5:00 P.M. (local time at the Option Office) on the Expiration Date.

     SECTION 3. Exercise Price. At any time of determination, the price (the "Exercise Price") at which a Holder may purchase each Option Security issuable upon exercise of such Holder's Options shall be equal to the lower of (i) [insert lowest of (a) [$9.25 per share and (b) closing bid price of the Preferred Securities as reported on the American Stock Exchange as of the date of Settlement Agreement], and (ii) the closing bid price of the Trust Preferred Securities as reported on the American Stock Exchange as of the trading day immediately prior to the date of the Settlement Closing. The Exercise Price shall be adjusted in accordance with Section 9 hereof. Without limiting the foregoing, as of the date of the restatement of this Agreement, the Exercise Price, as adjusted pursuant to Section 9 hereof, shall be [$____].(2)

----------
(1) With respect to the number of Preferred Securities purchasable upon exercise of the Options as described in this Section 2, the parties acknowledge and agree that such number of Preferred Securities shall be adjusted consistent with the provisions of Section 9(f) hereof to reflect events occurring during the period commencing on the date of execution of the Settlement Agreement through and including the date hereof.

(2) With respect to the Exercise Price of the Option for the Preferred Securities, the parties acknowledge and agree that appropriate adjustments shall be made consistent with the provisions of Section 9(f) and consistent with the adjustments set forth in Note 1.

     SECTION 4. Exercise of Options.

          (a) The rights represented by any Option granted pursuant hereto shall be deemed to be automatically exercised, without the Holder thereof having to take any action whatsoever, upon the Exercise Price being reduced to zero (0) in accordance with Section 9(a) hereof (an "Automatic Exercise"). In the event of an Automatic Exercise, EGP shall immediately take all such actions as are required to facilitate delivery of Option Securities to the Holder under the Escrow Agreement. Prior to the occurrence of any Automatic Exercise, the rights represented by any Option granted pursuant hereto may be exercised by the Holder thereof, in whole or in part, by delivering to the Option Office:

               (i) the Option, together with a properly completed Election to Purchase in the form attached thereto;

               (ii) at the Holders' option, either (A) a check or bank draft in the amount of the aggregate Exercise Price for the Preferred Securities to be purchased, or (B) Preferred Securities or Options owned by the Holders having a Market Price equal to the aggregate Exercise Price for the Preferred Securities to be purchased. For purposes of this Section 4: (I) the Market Price per Preferred Security at any time shall be determined in accordance with the definition of Market Price and (II) the Market Price per Option at any time shall be the Market Price per Preferred Security minus the Exercise Price then in effect; and

               (iii) any representations or documents or information from the Holder of the Options that EGP may reasonably require in order to comply with the requirements of the Securities Act with respect of such issuance and in order to comply with the provisions of Section 8 of this Agreement.

Upon such exercise EGP shall transfer, assign and deliver (or shall cause the Trust to issue and deliver, or shall cause the escrow agent under the Escrow Agreement to issue and deliver) to or to the order of the registered Holder(s) of such Option, and in such name or names as such registered Holder(s) may designate, one or more certificate(s) for the Option Securities to be sold upon such exercise of such Option. Any person(s) so designated to be named therein shall be deemed to have become the Holder(s) of record of such Option Securities as of the date of delivery to EGP at the Option Office of the Option and the Exercise Price therefor as provided in clauses (i) and (ii) above.

          (b) If an Option is exercised in part at any time, a new Option or Options shall be issued for the unexercised portion of such Option. Each new Option so issued shall bear the following legend, if the Option presented in connection with a partial exercise thereof bore such legend. All Options surrendered upon exercise shall be canceled.

     THIS OPTION AND THE UNDERLYING SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED

     EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

     IN ADDITION, THIS OPTION AND THE UNDERLYING SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED OPTION AGREEMENT-A AS OF ________ __, 200___, BETWEEN EASY GARDENER PRODUCTS, LTD. AND THE INITIAL HOLDERS OF THE OPTIONS NAMED THEREIN, COMPLETE AND CORRECT COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF EASY GARDENER PRODUCTS LTD. AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

          (c) EGP will pay all taxes (other than any applicable income or similar taxes payable by the Holders) attributable to the sale of Option Securities upon the exercise of the Options; provided, that EGP shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue of any Option or any certificate for Option Securities in a name other than that of the registered Holder of the Option surrendered for exercise.

     SECTION 5. Registration, Transfer and Exchange of Certificates.

          (a) EGP shall maintain at the Option Office an Option Register for registration of the Options and transfers thereof. EGP may deem and treat the registered Holder(s) of the Options as the absolute owner(s) thereof for the purpose of any exercise thereof or any distribution to the Holder(s) thereof, and for all other purposes.

          (b) EGP shall register the transfer of any outstanding Option in the Option Register upon surrender to EGP at the Option Office of such Option, accompanied (if so required by it) by one or more duly executed instruments of transfer in form satisfactory to EGP. Upon any such registration of transfer, one or more new Option(s) evidencing such transferred Option shall be issued to the transferee(s) and the surrendered Option shall be canceled. If less than all of a surrendered Option is to be transferred, new Option(s) shall be issued to the surrendering Holder evidencing the remaining balance of the surrendered Option.

          (c) Each Option may, at the option of the Holder(s) thereof, be surrendered to EGP at the Option Office to be exchanged for one or more new Options of like tenor and exercisable in the aggregate for a like number of Option Securities. Options surrendered for exchange shall be canceled.

          (d) No charge shall be made for any such transfer or exchange except for any tax or other governmental charge imposed in connection therewith. Except as provided for in the provisions set forth on Exhibit C hereto, each Option issued upon transfer or exchange shall bear the legend set forth in Section 4 if the Option presented for transfer or exchange bore such legend.

     SECTION 6. Mutilated or Missing Option. If any Option is mutilated, lost, stolen or destroyed, EGP shall issue, in exchange and substitution for and upon cancellation of the mutilated Option, or in lieu of and substitution for the Option lost, stolen or destroyed, a new Option of like tenor and representing rights to acquire an equivalent number of Preferred Securities, but only upon receipt of evidence satisfactory to EGP of such loss, theft or destruction of such Option and, if requested, indemnity satisfactory to it. No service charge shall be made for any such substitution, but all reasonable charges associated with any stamp, tax or other governmental duty that may be imposed in relation thereto shall be borne by the Holder of such Option. Each Option issued in any such substitution shall bear the legend set forth in Section 4 if the Option for which such substitution was made bore such legend.

     SECTION 7. Reservation and Sale of Option Securities.

          (a) EGP will at all times keep available, free of all Liens, restrictions, rights and claims of others, for the purpose of enabling it to satisfy its obligation to sell Preferred Securities upon any exercise of the Options, the number of Preferred Securities purchasable upon exercise of all outstanding Options. Upon any sale of Preferred Securities to a holder of Options upon exercise thereof, such Preferred Securities shall be free of all Liens, restrictions, rights and claims of others.

          (b) EGP covenants that all Option Securities will, upon sale to a Holder upon exercise of an Option, be fully paid and nonassessable and free from all taxes with respect to the sale thereof (other than any applicable income or similar taxes payable by the Holders) and from all Liens, restrictions, rights and claims of others (except for Liens, if any, created by the Holder thereof).

     SECTION 8. Obtaining of Governmental Approvals and Stock Exchange Listings. EGP will, or will cause the Trust to, at its or the Trust's expense, (a) obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities which may from time to time be required in order to sell Option Securities upon exercise of the Options, and otherwise to perform its obligations hereunder, and (b) take all action which may be necessary so that the Option Securities, immediately upon their sale upon the exercise of Options, will be listed on each securities exchange, if any, on which Preferred Securities are then listed.

     SECTION 9. Additional Adjustment and Anti-Dilution Provisions.

          (a) Adjustment of Exercise Price in Connection with Dividends and Distributions. The Exercise Price shall be reduced, but not to an amount less than zero (0), by the fair value of the amount, on a per security (e.g. per share) basis, of any dividend or distribution (including, without limitation any "Distribution" or "Liquidation Distribution" as such terms are defined in the Trust Agreement) paid or accrued since November 15, 2001, on or in respect of the Preferred Securities, including, without limitation, the 9.4% cumulative Distribution payable upon the Preferred Securities pursuant to the Trust Agreement, whether such dividend or distribution is made in cash, securities or other property (including, without limitation, any dividend or distribution payable in Preferred Securities or Convertible Securities); provided, that with respect to any dividend or other distribution accrued but not paid since

     November 15, 2001 (and which accrual resulted in a reduction of the Exercise Price), and which dividend or other distribution is then subsequently paid in whole or in part (the "Payment"), such Payment shall not result in a further reduction of the Exercise Price and to the extent such Payment is made following the exercise by the Purchasers of any Options hereunder, such Payment shall be returned to EGP by Purchasers. Without limiting the foregoing, the portion of any dividend or distribution that, but for the aforementioned limitation that the Exercise Price shall not be less than zero (0), would reduce the Exercise Price to a number less than zero (0), shall be paid to the Holder within five business days of the date of such Automatic Exercise, as provided in Section 4(a) hereof.

          (b) Reorganizations and Asset Sales. If any capital reorganization or reclassification of the securities of the Trust, or any consolidation or merger of the Trust with another entity, or the sale of all or substantially all of its assets to another person or entity shall be effected in such a way that holders of Preferred Securities shall be entitled to receive securities or assets with respect to or in exchange for Preferred Securities, then the following provisions shall also apply (unless and only to such extent that such event did not result in an adjustment or payment pursuant to Section 9(a) hereof):

               (i) as a condition of such reorganization, reclassification, consolidation, merger or sale (except as otherwise provided below in this Section 9(b)), lawful and adequate provisions shall be made whereby each Holder shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Agreement and in lieu of the Option Securities immediately theretofore receivable upon the exercise of his or its Option, such securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Preferred Securities equal to the number of Option Securities immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the number of securities receivable upon exercise of an Option) shall thereafter be applicable, as nearly as may be, in relation to any securities or assets thereafter deliverable upon the exercise of an Option;

               (ii) EGP shall not permit any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor entity (if other than EGP) resulting from such consolidation or merger or the person or entity purchasing such assets shall assume by written instrument executed and mailed or delivered to each Holder at the last address of such Holder appearing on the books of EGP, the obligation to deliver to such Holder such securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and all other liabilities and obligations of EGP hereunder. Upon written request by the Holder of any Option, EGP or such successor person or entity will issue or grant a new Option revised to reflect the modifications in this Agreement effected pursuant to this Section 9(b); and

               (iii) if a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding Preferred Securities of the Trust, EGP shall not permit any consolidation, merger or sale with the person or entity that made such offer or with any affiliate of such person or entity, unless prior to the consummation of such consolidation, merger or sale each Holder of an Option shall have been given a reasonable opportunity to then elect to receive upon the exercise of his or its Option either the securities or assets then issuable with respect to the Preferred Securities or the securities or assets, or the equivalent, issued to previous holders of Preferred Securities in accordance with such offer.

          (c) Notice of Adjustment. Whenever the number of Option Securities issuable upon the exercise of the Options shall be adjusted as herein provided, or the rights of Holders shall change by reason of other events specified herein, EGP shall compute the adjusted number of Option Securities in accordance with the provisions hereof and shall prepare a certificate signed by its President, Vice President, Treasurer or Secretary setting forth the adjusted number of Option Securities purchasable upon exercise of the Options and the adjusted Exercise Price thereof or specifying the other securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based, including a statement of the consideration received or to be received by EGP or the Trust for, and the amount of, any Preferred Securities, issued since the last such adjustment or change (or since the date hereof in the case of the first adjustment or change). EGP shall cause to be mailed to each Holder of an Option copies of such officer's certificate together with a notice stating that the number of Option Securities purchasable upon exercise of the Options has been adjusted and setting forth the adjusted number of Option Securities purchasable upon exercise of such Holder's Option.

          (d) Disputes. In the event that there is any dispute as to the computation of the number of Option Securities required to be sold upon exercise of Options (in which the Holders of a majority of the Option Securities issuable upon exercise of all outstanding Options shall join), the Holders will retain an independent and nationally recognized accounting firm to conduct, at EGP's expense, an audit of the computations pursuant to the terms hereof involved in such dispute, including the financial statements or other information upon which such computations were based. The determination of such nationally recognized accounting firm shall, in the absence of manifest error, be binding upon the Holders and EGP. If there shall be a dispute as to the selection of such nationally recognized accounting firm, such firm shall be appointed by the American Institute of Certified Public Accountants if willing, otherwise the American Arbitration Association, upon application by EGP or the Holders of a majority of the Option Securities issuable upon exercise of all outstanding Options, with notice to the others. The expenses of such accounting firm and, if any, the American Institute of Certified Public Accountants or the American Arbitration Association (as applicable), shall be borne by EGP unless the computation by such accounting firm of such number of Option Securities is the same as the computations thereof made by EGP (or less favorable to the Holders), in which case the fees and expenses of such accounting firm shall be borne equally by EGP and the Holders of Options.

          (e) Securities other than Preferred Securities. If, at any time, as a result of an adjustment made pursuant to this Section 9, the Holder of any Option thereafter exercised shall become entitled to receive any securities other than Preferred Securities, thereafter the number of such other securities so receivable upon exercise of any Option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Option Securities contained in this Section 9, and the provisions of this Agreement with respect to the Option Securities shall apply on like terms to such other securities.

          (f) Certain Adjustments.

               (i) In the event that the Trust shall at any time after the date of this Agreement (x) split or subdivide the outstanding Preferred Securities, or (y) combine the outstanding Preferred Securities into a smaller number of shares through a reverse split or otherwise, then, in each such event, the number of Preferred Securities purchasable upon exercise of the Options immediately prior thereto shall be adjusted so that the holder shall be entitled to receive the kind and number of such shares or other securities which the holder would have owned or have been entitled to receive after the happening of any of the events described above, had such option been exercised immediately prior to the happening of such event (or any record date with respect thereto). Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made pursuant to this Section 9(f) shall become effective immediately after the effective date of the event retroactive to the record date, if any, in respect of the event which entitles the Holder to receive such adjustment.

               (ii) Whenever the number of Preferred Securities purchasable upon the exercise of the Option is adjusted, the Exercise Price per Preferred Security payable upon exercise of each Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Preferred Securities purchasable upon the exercise of each Option immediately prior to such adjustment, and the denominator of which shall be the number of Preferred Securities purchasable immediately after such adjustment.

          (g) Limitation on Redemptions and Certain Distributions. While any Options or Option Securities are held by the Holder, EGP will not, and will not permit the Trust or any subsidiary of EGP to, apply any of its funds or assets to, or set apart any funds or assets for, the purchase, redemption or retirement of, or make any distribution (other than a dividend or other distribution, including a Distribution or Liquidation Distribution, that results in a reduction to the Exercise Price in accordance with Section 9(a) hereof) by reduction of capital or otherwise, in respect of any of the Preferred Securities, whether now or hereafter outstanding; unless, in each case, each Holder holding Options and/or Option Securities is offered the option to receive the Applicable Portion of such purchase, redemption, retirement or distribution. For this purpose, the "Applicable Portion" shall mean the higher of the following: (A) in the same proportion that the number of Options (or Option Securities therefor) owned by a Purchaser bears to the number of Preferred Securities that EGP proposes to purchase, redeem, retire or make a distribution in respect of, and (B) in the same proportion that the number of Options (or Option Securities therefor) owned by a Holder bears to the number of Preferred Securities owned by all Affiliates of EGP that EGP proposes to purchase, redeem, retire or make a distribution in respect of.

     SECTION 10. Notices to Option Holders. In case at any time the Trust proposes:

          (a) to declare a cash dividend upon Preferred Securities;

          (b) to declare or pay, or set apart any funds for the payment of, any dividends on any Preferred Securities or make any other distribution, including a Distribution or a Liquidation Distribution, to the holders of its Preferred Securities;

          (c) to apply any of its funds, property or assets to, or set apart any funds, property or assets for, the purchase, redemption or retirement of, or make any distribution, including a Distribution or Liquidation Distribution, by reduction of capital or otherwise, in respect of any of its Preferred Securities or in respect of any Rights or Convertible Securities exercisable or exchangeable for or convertible into Preferred Securities, whether now or hereafter outstanding;

          (d) to issue or sell any Preferred Securities, Rights or Convertible Securities (except pursuant to the exercise of Options or Rights or the conversion or exchange of Convertible Securities in accordance with their terms);

          (e) to offer for subscription pro rata to the holders of Preferred Securities or Convertible Securities any additional securities of any class or other rights;

          (f) to effect any capital reorganization, or reclassification of the securities of the Trust, or consolidation or merger of the Trust with another Person, or sale or other disposition of greater than 25% of the net value of its assets; or

          (g) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Trust;

     then, in any one or more of said cases, EGP shall give (or cause the Trust to give) the Holder of any Option (i) at least 10 Business Days' (but nor more than 90 days') prior written notice of the date on which the books of the Trust shall close or a record shall be taken for such dividend, redemption, distribution, including a Distribution or Liquidation Distribution, or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and
     (ii) in the case of any such issuance, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 Business Days' (but not more than 90 days') prior written notice of the date when the same shall take place (provided that no more than 5 Business Days' prior written notice need be given of an issuance referred to in clause (d) above). Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, redemption, distribution, including a Distribution or Liquidation Distribution, or subscription rights, the date on which the holders of Preferred Securities shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Preferred Securities shall be entitled to exchange their Preferred Securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. The failure to give the notice required by this Section 10 or any defect therein shall not affect the legality or validity of any distribution, including a Distribution or Liquidation Distribution, right, Option, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

     SECTION 11. Securities Law Matters; Transfers; Rule 144 and Rule 144A Covenants.

          (a) The parties hereto agree to be bound by the provisions of Exhibit C hereto as if such provisions were set forth in full herein.

          (b) With a view to making available certain rules and regulations of the Securities and Exchange Commission (the "Commission") which may permit the sale of Options and Option Securities without registration, EGP agrees that at any time when securities of the Trust are registered under the Securities and Exchange Act of 1934 (the "Exchange Act") that EGP will cause the Trust to:

               (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or any successor provision thereto;

               (ii) so long as Rule 144A is available to the Holders, make and keep available the information specified in Rule 144A(d)(4) under the Securities Act or any successor provision thereto;

               (iii) file with the Commission in a timely manner all reports and other documents required of the Trust under the Exchange Act; and

               (iv) furnish to each Holder upon request a written statement by the Trust as to its compliance with the information or reporting requirements of Rule 144 and Rule 144A or any successor provision thereto, and of the Securities Act and the Exchange Act, and a copy of the most recent annual or quarterly report of the Trust filed with the Commission.

     SECTION 12. Registration Rights. The provisions of Exhibit D of this Agreement are hereby incorporated by reference herein as if set forth in full herein.

     SECTION 13. Security Interest. In order to secure its obligations to the Holders under this Agreement, EGP hereby grants to the Holders a first priority security interest in the Option Securities and the proceeds thereof, which Option Securities shall be placed on the date of this Agreement into escrow pursuant to Section 14 below. EGP hereby authorizes the Holders to file financing statements relating to such Option Securities and proceeds.

     SECTION 14. Escrow. On the date hereof EGP agrees to place into escrow the Option Securities (and from time to time such other Option Securities as may be required) with an escrow agent specified by the Holders (it being agreed that such escrow agent must be a commercial bank, financial institution or trust company not affiliated with any of the parties hereto). The escrow agreement governing such escrow shall be in the form of Exhibit E hereto (the "Escrow Agreement").

     SECTION 15. Amendments and Waivers. Any provision of this Agreement may be amended, supplemented, waived, discharged or terminated by a written instrument signed by EGP and the Holders of a majority of the Option Securities purchased or purchasable upon exercise of all outstanding Options; provided, that the Exercise Price may not be increased, the Expiration Date may not be changed to an earlier date and this Section may not be amended except with the consent of each Holder which would be affected thereby.

     SECTION 16. Specific Performance. The Holders of the Options and/or Option Securities shall have the right to specific performance by EGP of the provisions of this Agreement, and EGP hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against EGP for specific performance of this Agreement by the Holders.

     SECTION 17. Notices. All notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given or made, and all financial statements, information and the like required to be delivered hereunder shall be deemed to have been delivered, either (a) three (3) Business Days after deposited in the United States certified mail, return receipt requested, with postage prepaid, or (b) one (1) Business Day after delivery to a nationally recognized courier, designated for overnight delivery with all fees prepaid, in either case addressed to EGP at the Option Office, Attn: Chief Executive Officer, and to the Holders at their respective addresses set forth on the Option Register, or to such other address as any of them shall specify in writing to the others. EGP shall cause the Option Register to contain current addresses for each of the Holders.

     SECTION 18. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of EGP, its successors and assigns, the Holders and the registered Holders from time to time of the Options and the Option Securities.

     SECTION 19. Termination. This Agreement shall terminate and be of no further force and effect at the close of business on the earlier of (i) the Expiration Date, (ii) the date on which none of the Options or Option Securities shall be outstanding, and (iii) thirty (30) days following an Automatic Exercise, except that the provisions of Section 9(g) (Additional Adjustment and Anti-Dilution Provisions), Exhibit C, Exhibit D, and solely with regard to their application to the foregoing provisions, Sections 15 (Amendments and Waivers), 16 (Specific Performance), 17 (Notices), 18 (Binding Effect; Assignability), 19 (Termination), 21 (Governing Law) and 24 (Costs and Expenses) shall continue in full force and effect after such termination.

     SECTION 20. Counterparts. This Agreement may be executed in one or more separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 21. Governing Law. This Agreement and each Option shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 22. Effective Date. For purposes of this Agreement and each Option, all of the provisions set forth herein shall be deemed to be effective as of November 15, 2001.

     SECTION 23. Headings. The headings of the sections of this Agreement and Exhibits (as defined below) hereto are included for convenience of reference only and shall not form a part of this Agreement or such Exhibits. As used herein, the term "Exhibits" shall mean collectively Exhibit A, the form of Option, Exhibit B, the Option Register, Exhibit C, Securities Law Matters; Transfers, Exhibit D, Registration Rights and Exhibit E, the form of Escrow Agreement attached hereto.

     SECTION 24. Costs and Expenses. The Issuer shall pay, within five (5) days after receipt of written request therefor, all reasonable fees, costs and expenses of the Holders incurred in connection with the Holders' exercise, preservation or enforcement, as the case may be and as may be applicable under the circumstances, of any of their rights, remedies or benefits hereunder.

      [Remainder of page intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Option Agreement-A of EGP to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                             EGP:

                             By:
                                 ------------------------------------------
                                 Name/Title:

                             Holders:
                             LEG PARTNERS III SBIC, L.P.
                             by Golub PS-GP, LLC, its general partner


                             By:
                                 ------------------------------------------
                                 Gregory W. Cashman, Vice President


                             LEG CO-INVESTORS, LLC

                             By:
                                 ------------------------------------------
                                 Gregory W. Cashman, Authorized Signatory


                             555 MADISON INVESTORS, LLC

                             By:
                                 ------------------------------------------
                                 Gregory W. Cashman, Manager

                                    EXHIBIT A
                   TO AMENDED AND RESTATED OPTION AGREEMENT-A

                                 FORM OF OPTION

THIS OPTION AND THE UNDERLYING SECURITIES REPRESENTED BY THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT. IN ADDITION, THIS OPTION AND THE UNDERLYING SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED OPTION AGREEMENT-A DATED ___________ , 2002 BETWEEN EASY GARDENER PRODUCTS, LTD. ("EGP") AND THE INITIAL HOLDERS OF THE OPTIONS THEREIN NAMED, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF USHG AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                     OPTION
             to purchase 9.4% Cumulative Trust Preferred Securities
                          of U.S. Home & Garden Trust I
                      owned by Easy Gardener Products, Ltd.

No. O-                                                           _________, 20__

     This Option certifies that _________________________, or registered assigns, is the registered holder, as of November 15, 2001, of an Option (the "Option") to purchase from EASY GARDENER PRODUCTS, LTD., a Texas limited partnership ("EGP"), up to ________ Preferred Securities, liquidation amount $25 per Preferred Security ("Preferred Securities"), subject to adjustment as provided in the Option Agreement. This Option may be exercised at any time prior to 5:00 P.M., local time of the Option Office, on May 19, 2009 or, if such day is not a Business Day, the next succeeding Business Day (the "Expiration Date"), by surrender of this Option, execution and delivery of an Election to Purchase in the form attached hereto and payment of the Exercise Price at the office of EGP, 3022 Franklin Avenue, Waco, Texas 76710-7352, or such other address as EGP may specify in writing to the registered holder of this Option (the "Option Office").

     The aggregate Exercise Price for the Preferred Securities being purchased may be paid by delivery of either (i) a certified check or bank draft or (ii) Options or Option Securities, all as provided in Section 4(a) of the Amended and Restated Option Agreement-A.

     EGP may deem and treat the registered holder(s) of this Option as the absolute owner(s) hereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder(s) hereof, and for all other purposes, and EGP shall not be affected by any notice to the contrary.

     This Option is one of the Options referred to in the Amended and Restated Option Agreement-A, dated as of _________ __, 2002, between EGP and the initial Holders named therein (the "Amended and Restated Option Agreement-A"). The Amended and Restated Option Agreement-A is hereby incorporated by reference in and made a part of this Option and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities of EGP and the Holder. Unless otherwise defined herein, all capitalized terms used in this Option have the meanings assigned to them in or pursuant to the Amended and Restated Option Agreement-A.

     IN WITNESS WHEREOF, EGP has caused this Option to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.

                                        EASY GARDENER PRODUCTS, LTD.

                                        By:
                                            --------------------------
                                            Name:
                                            Title:

(CORPORATE SEAL)

ATTEST:


--------------------------
               , Secretary

                                                                         ANNEX I
                                                                       TO OPTION

                                    [Form of]

                              ELECTION TO PURCHASE

   [To be executed upon exercise of Option to purchase 9.4% Cumulative Trust Preferred Securities of U.S. Home & Garden Trust I owned by Easy Gardener
                                Products, Ltd.]

     The undersigned hereby elects to exercise the right, represented by the attached Option of Easy Gardener Products, Ltd., a Texas limited partnership ("EGP"), to purchase from EGP _______ 9.4% Cumulative Trust Preferred Securities, liquidation amount $25 per Preferred Security ("Preferred Securities"), originally issued by U.S. Home & Garden Trust I ("Option Securities"), and further elects to pay the aggregate Exercise Price therefor by delivery of [a check or bank draft] [Options and Option Securities], as provided in Section 4(a) of the Amended and Restated Option Agreement-A referred to in the attached Option.

     The undersigned requests that a certificate for such Option Securities be registered in the name of _______________ whose address is ______________ and that such certificate be delivered to _______________ whose address is
_______________.

     If said number of Option Securities is less than all of the Option Securities purchasable under the attached Option, the undersigned requests that a new Option representing the remaining balance of the Option Securities be registered in the name of _________________ whose address is _________________ and that such Option be delivered to __________________ whose address is
_________________.


                                      Signature:
                                                 -------------------------------
                                                 (Signature must conform in all
                                                 respects to name of holder as
                                                 specified on the face of the
                                                 Option)

Date:_______________, 20___

                                    EXHIBIT B
                   TO AMENDED AND RESTATED OPTION AGREEMENT-A

                          EASY GARDENER PRODUCTS, LTD.

                                 Option Register

    Option                                                     Number of Trust
Certificate No.             Name and Address of Holder      Preferred Securities
---------------             --------------------------      --------------------

      O-1         LEG Partners III SBIC, L.P.                     91,353.00
      O-2         LEG Co-Investors, LLC                              865.50
      O-3         555 Madison Investors, LLC                       2,656.50
                         555 Madison Avenue, 30th Floor
                         New York, NY 10022
                           25.1  Attn: Gregory W. Cashman

                         Telecopier No.: 212-750-5505
                                                           TOTAL: 94,875.00
                                                                  =========

                                    EXHIBIT C

                        SECURITIES LAW MATTERS; TRANSFERS

     SECTION 1. Securities Law Matters.

     1.1. Securities Act. Each Holder acknowledges (a) the Option being acquired by such Holder is not being registered under the Securities Act on the ground that the issuance thereof is exempt from registration under Section 4(2) of the Securities Act as not involving any public offering, and (b) that the Company's and EGP's reliance on such exemption is predicated in part on the representation hereby made to the Company and EGP by such Holder that it is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act, and (except as provided herein) is acquiring its Option for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. Except as provided herein, none of the Holders is aware of any particular occasion, event or circumstance upon the occurrence or happening of which it intends to dispose of its Option.

     1.2 Resales.

     (a) None of the Holders will sell or transfer all or any part of its Option or Option Securities except:

          (i) pursuant to Rule 144 under the Securities Act;

          (ii) pursuant to any other exemption from, or otherwise in a transaction not subject to, the registration requirements of the Securities Act (as confirmed in an opinion delivered by the transferor's counsel, to the effect that the proposed transfer may be effected without registration under the Securities Act);

          (iii) in a transfer by a Holder to any Affiliate or wholly-owned Subsidiary of the Holder; or by a Holder to Investors (as defined below) as contemplated by Section 2.2 below; or

          (iv) pursuant to an effective registration statement under the Securities Act.

     (b) The restrictions set forth in Section 1.2(a) above shall terminate and cease to be effective with respect to any Option or Option Securities registered under the Securities Act or transferred pursuant to Rule 144, or if EGP receives an opinion of counsel reasonably satisfactory to it to the effect that the securities represented thereby need no longer be subject to such restrictions in order to ensure compliance with the Securities Act. Whenever such restrictions shall so terminate the holder or transferee of such Option or Option Securities shall be entitled to receive from the EGP without expense (other than transfer taxes, if any), certificates for such Option or Option Securities not bearing the first legend set forth in Section 4(b) of the Option Agreement, at which time the EGP, will terminate or remove any transfer restrictions relating thereto. In addition, EGP will issue (or cause to be issued) certificates for the Option and Option Securities without all or part of the second legend set forth in Section 4(b) of the Option Agreement whenever this Agreement and the Amended and Restated Option Agreement cease to restrict the transfer of the securities evidenced by such certificate.

     SECTION 2. TRANSFERS.

     2.1 Transfers. Subject to compliance with applicable securities laws, each Holder shall be entitled to assign and transfer all or any part of its Option or Option Securities, or any interest or participation therein, and its related rights under this Agreement and, if applicable, the Amended and Restated Option Agreement. Upon the assignment or transfer by such Holder of all or any part of its Option or Option Securities or its interest therein (except in public offering registered under the Securities Act, or a sale pursuant to Rule 144 thereunder), the term "Holder" as used herein shall thereafter include, to the extent of the interest so assigned or transferred, the assignee or transferee of such interest. Notwithstanding the foregoing, there shall be no more than ten
(10) Holders at any one time hereunder.

     2.2 Participations. A Holder may wish to grant participations in its Option or Option Securities to other accredited investors ("Investors") pursuant to a participation agreement; provided, however, that at the time any such participation is granted, the Holder granting such participation will so inform EGP and furnish it the representation of each participating Investor (in form and substance reasonably acceptable to EGP) that such Investor is acquiring his, her or its participation with no present intention of reselling or distributing the same. If at any time a Holder wishes to assign and transfer of record into the name of an Investor his, her or its participation and related rights and obligations, EGP and the other Holders will execute and deliver such agreements and instruments as the transferring Holder may reasonably request (including without limitation new certificates for Options and Option Securities in such amounts as the transferring Holder may request) to effect the assignment and transfer to such Investor (in his, her or its own name) of such participation, or such part thereof as may be so assigned and transferred.

     2.3 Issuance of New Option Certificates. The Company will at any time, at its expense, at the request of a holder of an Option or Option Security, and upon surrender of such Option or Option Security for such purpose, issue a new certificate for such Option or Option Security in exchange therefor.

                                    EXHIBIT D
                             TO AMENDED AND RESTATED
                               OPTION AGREEMENT-A

                               Registration Rights
                             (Preferred Securities)

     SECTION 1. Definitions. The following terms used in this Exhibit D shall have the meanings indicated below:

     "Registrable Securities" shall mean (i) the Preferred Options and Preferred Option Securities and (ii) Preferred Securities and any other securities issuable or issued by way of securities dividend or securities split or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization or other transaction of the character referred to in Section 9 of the Amended and Restated Option Agreement-A; provided, however, that EGP shall have no obligation to cause the Trust to register any Preferred Options, and each holder of Preferred Options who desires to include in a registration any Preferred Securities issuable upon exercise of such Preferred Options will (if requested to do so by EGP or the Trust) exercise all or part of its Preferred Options prior to the effectiveness of such registration as required to permit the inclusion therein of such underlying securities.

     SECTION 2. Registration.

          (a) Incidental Registration Rights. In the case of any proposed registration of Preferred Securities or other securities of the Trust under the Securities Act, whether or not for sale for its own account, on any form which can include Registrable Securities (other than Form S-8 or S-4 or successor forms), EGP will (or will cause the Trust to) give at least 30 days' prior written notice of the filing thereof to all Holders.

               (1) such notice shall afford the Holders an opportunity to elect within 15 days after receipt thereof to include in such filing all or any part of their Registrable Securities; provided, that, in the case of an underwritten public offering, the managing underwriter administering such offering may reduce the number of Registrable Securities to be included in such offering if, in the reasonable opinion of such managing underwriter, the inclusion in such offering of all Registrable Securities requested to be registered would materially and adversely affect the marketing of the entire offering (the number of Registrable Securities to be included in such offering being herein referred to as the "Permissible Securities"). If the aggregate number of Registrable Securities which the Holders thereof desire to include in such filing exceeds the number of Permissible Securities, then each such Holder shall be entitled to include that number of Registrable Securities which bears the same ratio to the number of Permissible Securities as the number of Registrable Securities such Holder desires to include bears to the number of Registrable Securities all such Holders desire to include.

               (2) EGP agrees that any Holder entitled to include Registrable Securities in any such registration may assign or transfer such right to include such Registrable Securities to any other Holder or Holders.

               (3) EGP shall be obligated under this Section 2(a) to cause the Trust to afford the Holders the right to participate in each and every such registration taking place until all Registrable Securities have been included in registrations and sold or sold pursuant to Rule 144.

          (b) Short Form Registrations. In addition to the registration rights provided in Section 2(a) above, the holders of a majority of the Registrable Securities shall be entitled to request by written notice to EGP from time to time that EGP cause the registration by the Trust of the offering and sale of all or a portion of the Registrable Securities on Form S-3 (or any successor or similar short form registration), provided that the Trust is eligible for such registration. Upon receipt of such written notice, if the Trust is then eligible to use Form S-3 (or any successor or similar short form registration), EGP will thereupon notify all other Purchasers of such request. Upon the written request of any such other Purchasers after receipt from EGP of such notification, EGP will use its best efforts to cause such of the Registrable Securities as may be requested by any Purchasers (including the Purchaser giving the initial notice of intent to register hereunder) to be registered under the Securities Act in accordance with the terms of this Section 2. EGP will use its best efforts to cause the Trust to qualify for use of a registration statement on Form S-3 (or any successor or similar short form registration) as early as practicable. The Trust shall not be required to file more than one registration statement pursuant to this Section 2(b) in any 12 month period or more than two registration statements pursuant to this Section 2(b) in all.

          (c) Expenses of Registration. The costs and expenses of all registrations and qualifications under the Securities Act and applicable state securities laws and of all other actions, which EGP is required to take or effect (or cause the Trust to take or effect) pursuant to this
     Section 2 (including without limitation all registration and filing fees, printing expenses and reasonable fees and disbursements of counsel) shall be paid by EGP, except that the Holders shall bear their pro rata share of any underwriting discount or commission, or other similar selling expenses; provided, that EGP shall not be required to pay the fees and expenses of more than one counsel for the selling Holders.

          (d) Opinion of Counsel as Alternative. The registration rights granted to the Holders under this Section 2 shall be subject to the condition that any registration of Registrable Securities proposed to be effected need not be effected if EGP shall deliver (or cause the Trust to deliver) to the Holders requesting such registration an opinion, satisfactory to such Holders and their counsel, of Blank Rome Comisky & McCauley LLP or other counsel satisfactory to such Holders to the effect that the proposed sale or disposition for which registration was requested does not require registration under the Securities Act, but such opinion shall not rely on the availability of sales utilizing the provisions of Rule 144 if doing so would impose on the Holder any volume restrictions, or any pre-sale notification or similar restriction on the free sale of the Registrable Securities. EGP hereby indemnifies the Holders, and each of them, against and holds them harmless from all damages, losses, liabilities

     (including liability for rescission), costs and expenses which they may incur under the Securities Act or otherwise by reason of their proceeding in accordance with such opinion of counsel.

          (e) Registration Obligations. If and whenever EGP is obligated by the provisions of this Section 2 to cause the registration of any Registrable Securities under the Securities Act, as expeditiously as reasonably possible EGP will, or will use its best efforts to, as the case may be, cause the Trust to:

               (1) Prepare and file with the SEC a registration statement with respect to such Registrable Securities.

               (2) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of the sale of all Registrable Securities covered thereby and the expiration of a period of nine months after the date such registration statement became effective (except that any registration statement on Form S-3 or similar short-form shall be maintained for not less than two years), and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement.

               (3) Furnish to each selling Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request.

               (4) Register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions (subject to the approval of any managing underwriter involved) as the selling Holders shall request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Trust shall not be obligated, by reason thereof, to qualify as a foreign corporation or subject itself to taxation as doing business in any such jurisdiction.

               (5) Notify the selling Holders and their counsel promptly after EGP or the Trust shall receive notice that any registration statement, supplement or amendment has become effective, or that any registration statement is required to be amended or supplemented, or that any stop order has been issued.

          (f) Indemnification. EGP agrees to indemnify and hold harmless each Holder, its officers or directors, Affiliates and each Person, if any, who controls such Holder within the meaning of the Securities Act, from and against any losses, claims, damages, liabilities and expenses (under such Act, at common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact or omission to state a material fact required to be stated or necessary to make the statements therein not misleading in any registration statement or preliminary or final prospectus or filing for state registration or qualification, or any amendment or supplement thereto, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement contained in or omission from information furnished in writing to EGP or the Trust by such Holder expressly for use therein.

          (g) Agreement as to Underwriters. If the offering pursuant to any registration statement provided for under this Section 2 is made, at the election of EGP, through underwriters, EGP agrees to cause the Trust to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person who controls such underwriters within the meaning of the Securities Act, to the same extent as provided in
     Section 2(f) with respect to the indemnification of a Holder.

          (h) No Special Audit. EGP shall not be required to conduct any special audit (or any audit not in the ordinary course of its business) in connection with any registration hereunder.

                                    EXHIBIT E

                            FORM OF ESCROW AGREEMENT

                             OPTION ESCROW AGREEMENT

     THIS OPTION ESCROW AGREEMENT (this "Agreement"), dated _______, 200__, is by and among Easy Gardener Products, Ltd., a Texas limited partnership ("EGP"), _____________, (the "Option Holder"), and ____________________ (the "Escrow
Agent").

                                    RECITALS

     A. U.S. Home & Garden Inc., a Delaware corporation ("USHG"), Easy Gardener Inc., a Delaware corporation ("EGI"), and Option Holder are parties to that certain Settlement Agreement, dated as of November 1, 2002 (the "Settlement Agreement"), pursuant to which (i) upon consummation of the Transaction (as defined in the Settlement Agreement), EGP will acquire certain assets and assume certain obligations of USHG and EGI (collectively, the "Assets"), including the obligations of USHG under the Amended and Restated Option Agreement - A; and
(ii) EGP has agreed to issue to Option Holder those additional options described in Option Agreement - B (together, the "Option Agreements" or individually an "Option Agreement"), in each case with respect to the delivery of the 9.4% Cumulative Trust Preferred Securities (the "Trust Preferred Securities") of U.S. Home & Garden Trust I (the "Trust") to the Option Holder, as set forth in each such Option Agreement upon exercise thereof. As used herein the term "Option" or "Options" shall refer to any option or options, as the case may be, granted under the Option Agreements.

     B. In accordance with the terms of the Settlement Agreement, EGP shall deposit, at the time of the acquisition of Assets (the "Settlement Closing") 189,750 Trust Preferred Securities and from time to time such other Option Securities (as defined in the Option Agreements) as may be required under the Option Agreements (the "Escrow Deposit") with the Escrow Agent.

     C. The receipt by the Option Holder of all or any portion of the Escrow Deposit is conditioned upon the delivery by the Option Holder to the Escrow Agent, pursuant to the terms of this Agreement, of a certificate of an officer of the Option Holder stating that certain conditions to exercise of the Option as set forth in the Option Agreements have been met.

                                   AGREEMENTS

     In consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, all capitalized terms used, but not otherwise defined herein, shall have the meanings attributed to such terms in the Settlement Agreement.

     2. Escrow Deposit; Trust Preferred Securities.

          (a) For the purposes herein set forth, EGP hereby deposits the Escrow Deposit into escrow with the Escrow Agent, in accordance with this Agreement and as otherwise set forth in the Option Agreements. The Escrow Deposit shall be held and disbursed by the Escrow Agent in accordance with the terms of this Agreement.

     26. For the purposes herein set forth, EGP hereby (i) delivers to the Escrow Agent the trust preferred stock certificates and any other Option Securities, duly executed in blank or accompanied by stock powers duly executed in blank, (ii) agrees to deposit with the Escrow Agent such other securities or cash as may be required from time to time to be deposited pursuant to the terms of the Settlement Agreement or Option Agreements, and (iii) agrees to deliver to Option Holder's legal counsel copies of all certificates constituting the Option Securities as well as an inventory of all items constituting the Escrow Deposit.

          (c) The parties hereby acknowledge that in order to secure EGP's obligations under the Option Agreement, EGP has granted to the Option Holder a security interest in all of EGP's right, title and interest in and to the Option Securities constituting the Escrow Deposit and all investment property and proceeds relating thereto (collectively, the "Collateral"). Upon receipt by Escrow Agent of notice from the Option Holder that EGP has failed to comply with any of the terms of the Option Agreement or becomes insolvent, Escrow Agent shall follow all instructions from the Option Holder with respect to the Collateral. The Escrow Agent agrees that it will not follow the instructions of any other person with respect to the Collateral once it has received such a notice from the Option Holder. EGP represents and warrants to purchasers that it has good and marketable title to the Collateral and that it has assumed all of USHG's obligations under the Option Agreements. EGP authorizes the Option Holder, at their option, to file Uniform Commercial Code financing statements in order to perfect its security interest in the Collateral, and agrees to execute and deliver such other documents or instruments deemed necessary or desirable to effectuate the foregoing including a Securities Account Control Agreement with the Escrow Agent and Option Holder in a form acceptable to the Option Holder in Option Holder's sole discretion.

     3. Application of Escrow Deposit; Disposition of Trust Preferred
Securities.

          (a) The Escrow Deposit shall be held in escrow under the terms of this Agreement and forthwith released by the Escrow Agent to the Option Holder (as the Option Holder shall direct) upon receipt of the Certificate (as defined below). As used herein the term "Certificate" shall mean a certificate executed by an officer of Option Holder that states that (i) the exercise price for the portion of the Option being exercised has been paid, or that an Automatic Exercise (as defined in the Amended and Restated Option Agreement-A) has occurred, in either case, in accordance with the terms of the applicable Option Agreement, and (ii) the Option so exercised has been sent to EGP in accordance with the terms of the applicable Option Agreement.

          (b) At least one Business Day (but not less than 24 hours) prior to delivering any Certificate to the Escrow Agent, Option Holder shall provide EGP with notice of its intentions to deliver such Certificate. For purposes of this Agreement, "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are required by law to close.

          (c) In the event the terms of the Option Agreements expire with any portions thereof remaining unexercised, upon receipt of EGP's written notice to the Option Holder of such expiration, the Option Holder shall direct the Escrow Agent to release and disburse any remaining Option Securities to EGP.

     4. Termination. This Agreement shall continue in effect until the Escrow Deposit has been disbursed in accordance with Section 3 of this Agreement.

     5. Liability of Escrow Agent; Expenses. The duties of the Escrow Agent hereunder shall be limited to the observance of the express provisions of this Agreement. The Escrow Agent shall not make any disposition of the Escrow Deposit (or any portion thereof) which is not expressly authorized by this Agreement. The Escrow Agent may rely upon and act upon any instrument delivered to it by the Option Holder or otherwise pursuant to the provisions of this Agreement which it in good faith believes to be genuine and in conformity with the requirements of this Agreement. Except as expressly provided in this Agreement, the Escrow Agent shall have no duty to determine or inquire into the happening or the occurrence of any event or the performance or failure of performance of either EGP or the Option Holder with respect to arrangements or contracts between them or with others. Notwithstanding anything in this Agreement to the contrary, the Escrow Agent shall not be liable to any person for anything which it may do or refrain from doing in connection with this Agreement, unless the Escrow Agent's conduct constitutes fraud, gross negligence or willful misconduct. The fees and expenses of the Escrow Agent hereunder shall be the responsibility of EGP.

     6. Miscellaneous.

          (a) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be delivered personally, sent by facsimile delivery (with confirmation of delivery by sender's equipment), sent by overnight courier or sent by certified or registered mail, postage prepaid. Any notice given by either party to the Escrow Agent shall be delivered simultaneously to the other party. Any such notice shall be deemed given when so delivered personally, if sent by facsimile (with confirmation), on the day sent, and if sent by overnight courier or U.S. mail, on the date received or the date such receipt is refused by or on behalf of the addressee, as follows:

          If to the Option Holder, to:

               c/o Golub Associates Incorporated
               555 Madison Avenue
               New York, New York 10022
               Telecopy No.: (212) 750-5055
               Attention: Mr. Gregory Cashman, Principal with a copy to:

               Katten Muchin Zavis Rosenman
               525 West Monroe Street
               Suite 1600
               Chicago, Illinois 60661-3693
               Telecopy No.: 312-902-1061
               Attention: Steven V. Napolitano, Esq.

          If to EGP, to:

               __________________________
               __________________________
               __________________________
               Telecopy No.: __________________________
               Attention: __________________________

          with a copy to:

               __________________________
               __________________________
               __________________________
               Telecopy No.: __________________________
               Attention: __________________________

          If to the Escrow Agent, to:

               __________________________
               __________________________
               __________________________
               Telecopy No.: __________________________
               Attention: __________________________

     Any party may change its address for notice by written notice given to the other parties in accordance with this section.

          (b) Amendments. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by EGP, the Escrow Agent and the Option Holder.

          (c) Entire Agreement. This Agreement constitutes the entire agreement of the parties regarding the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

          (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York concerning contracts made and to be wholly-performed in such State, without regard to its conflicts of law principles. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees.

          (e) Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

          (f) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          The parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                  OPTION HOLDER:

                                  [____________]

                                  By:
                                      -----------------------------
                                  Its:
                                       ----------------------------


                                  EGP:

                                  By:
                                      -----------------------------
                                  Its:
                                       ----------------------------


                                  EASY GARDENER PRODUCTS, LTD.

                                  By:
                                      -----------------------------
                                  Its:
                                       ----------------------------


                                  ESCROW AGENT:

                                  [____________]

                                  By:
                                      -----------------------------
                                  Its:
                                       ----------------------------

                                                    For Settlement Purposes Only

                                  EXHIBIT 4.1B
                             TO SETTLEMENT AGREEMENT

--------------------------------------------------------------------------------

                          EASY GARDENER PRODUCTS, LTD.

                                       and

                            THE HOLDERS NAMED HEREIN


                               OPTION AGREEMENT-B

--------------------------------------------------------------------------------

                              _____________, 200___

THIS OPTION AND THE UNDERLYING SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

                               OPTION AGREEMENT-B
         (Option to purchase 9.4% Cumulative Trust Preferred Securities of U.S. Home & Garden Trust I owned by Easy Gardener Products Ltd.)

     THIS OPTION AGREEMENT-B, dated ____________, 200__, is between Easy Gardener Products Ltd., a Texas limited partnership ("EGP"), and the holders from time to time of the Options or Option Securities referred to herein (the "Holders").

     WHEREAS, the Holders, U.S. Home & Garden Inc. ("USHG") and USHG's wholly-owned subsidiary Easy Gardener, Inc. (the "Company") are parties to a Settlement Agreement, dated as of November 1, 2002 (the "Settlement Agreement");

     WHEREAS, pursuant to the Settlement Agreement the Holders were granted the right to purchase up to 94,875 of the 9.4% Cumulative Trust Preferred Securities, liquidation amount $25 per Trust Preferred Security ("Preferred Securities"), originally issued by USHG's subsidiary U.S. Home & Garden Trust I (the "Trust") and repurchased by USHG, such right to be governed by the terms of this Option Agreement-B; and

     WHEREAS, the Preferred Securities have been transferred by USHG to EGP, and

     WHEREAS, the Holders understand that the Preferred Securities were issued by the Trust, but that the Options herein granted by EGP, represent the right to purchase from EGP (and not from the Trust) Preferred Securities originally issued by the Trust that are now owned by EGP;

     NOW, THEREFORE, in consideration of the premises EGP and the Holders agree as follows:

     SECTION 1. Definitions. The following terms used herein shall have the meanings indicated below, unless the context otherwise requires:

          "Affiliate" of any Person shall mean any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with such first Person, it being understood that this shall include any officer or director of a Person which is a corporation, any manager or director of a limited liability company, and any general partner of a partnership, and any officer, director or owner of ten percent (10%) or more of any entity which so serves as such manager or general partner, (b) that directly or beneficially owns ten percent (10%) or more of any class of the voting stock of such first Person, or (c) ten percent (10%) or more of whose voting stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of whose equity interest) is owned directly or beneficially by such first Person.

          "Agreement" or "Option Agreement" shall mean this Option Agreement-B, together with all Exhibits hereto, as may be amended, modified or supplemented from time to time with the consent of the Holders in accordance with Section 15.

          "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, are required by law to close.

          "Commission" shall have the meaning given thereto in Section 11(b).

          "Convertible Securities" shall mean (a) any stock, notes or other securities of the Trust convertible into or exchangeable, directly or indirectly, for Preferred Securities (whether or not such right to convert or exchange is immediately exercisable or is "in the money"), (b) any other security, note or agreement of the Trust which provides the holder thereof with a payment, repayment amount, appreciation right or liquidation preference (i) calculated by reference to, or arising from, the value of the Trust upon a sale, merger, recapitalization or similar event, or (ii) based upon the value, whether market or appraisal, of the Preferred Securities, and (c) any agreement of the Trust to issue or sell Preferred Securities or to issue, sell or enter into such other stock, notes, securities or agreements described in the foregoing clauses (a) or (b).

          "Distribution" shall have the meaning given thereto in the Trust Agreement.

          "Escrow Agreement" shall have the meaning given thereto in Section 14.

          "Exchange Act" shall have the meaning given thereto in Section 11.

          "Exercise Price" shall have the meaning given thereto in Section 3.

          "Expiration Date" shall mean May 19, 2009 or, if such day is not a Business Day, the next succeeding Business Day.

          "Liquidation Distribution" shall have the meaning given thereto in the Trust Agreement.

          "Market Price" of a Preferred Security shall mean the average of the daily market prices of a Preferred Security over a period of 20 consecutive business days prior to the day as of which "Market Price" is being determined. The market price for each such business day shall be the average of the closing sales prices on such day of a Preferred Security on the principal domestic stock exchange on which Preferred Securities are then listed, or if there shall have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on such exchange at the end of such day, or, if the Preferred Securities shall not be so listed, the closing sales price in the NASDAQ System on such day, or if there shall have been no sales in the NASDAQ System on such day, the average of the highest bid and lowest asked prices on the NASDAQ System on such day, or if the Preferred Securities shall not be quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If the Preferred Securities are listed on any domestic exchange the term "business days" as used in this paragraph shall mean business days on which such exchange is open for trading.

          If at any time the Preferred Securities are not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair market value of a Preferred Security as determined in good faith by the Board of Directors of the general partner of EGP (giving due regard to any recent sales or valuations of Preferred Securities) or, if the holders of a majority of the Options shall, in the exercise of their sole discretion, object to such determination, as determined by appraisal pursuant to the following paragraph of this definition; provided, that if any valuation or appraisal has been made of the Trust or its Preferred Securities for any reason within six months prior to any date as of which the Market Price is to be determined hereunder, then the Holders shall be entitled, at their option, to rely on such appraisal and such valuation or appraisal shall be binding on EGP unless any event shall have occurred since the date of such valuation or appraisal which, in the reasonable opinion of the Holders of a majority of the Options, manifestly affects the continued validity of such appraisal.

          If the Holders of a majority of the Options shall object to the determination of Market Price made by the Board of Directors of the general partner of EGP pursuant to the preceding paragraph, then Market Price shall be determined as of the end of the most recent complete fiscal quarter of the Trust ended prior to the date of determination (taking into account actual performance subsequent thereto and projections for future periods), and shall be determined by appraisal as follows: Within fifteen (15) days after receipt by EGP of notice that an appraisal is desired, EGP and the Holders of a majority of the Options shall jointly appoint an appraiser for the purpose of determining Market Price. Such appraiser shall be an investment banking or advisory firm with experience in valuing trusts or other special purpose entities such as the Trust, which investment banking or advisory firm shall be either a firm of recognized national standing or a regional firm of good national reputation. If there shall be a dispute as to the selection of such appraiser, then the appraiser shall be appointed by the American Arbitration Association upon application by EGP or the Holders of a majority of the Options. EGP and the Holders of a majority of the Options shall be afforded reasonable opportunities to discuss the appraisal with such appraiser. The determination of Market Price by such appraiser shall be final and binding upon EGP and the Holders of the Options. The fees and expenses of the appraiser and, if any, of the American Arbitration Association, shall be borne by EGP unless the determination of Market Price by such appraiser is the same as the determination of Market Price made by the Board of Directors (or less favorable to the Holders), in which case the fees and expenses of such appraiser shall be borne equally by EGP and the Holders of Options.

          "Option" shall mean an Option certificate, in the form of Exhibit A hereto, and shall also mean the right upon exercise thereof to acquire one Option Security.

          "Option Office" shall mean the office or agency of EGP at which the Option Register shall be maintained and where the Options may be presented for exercise, exchange, substitution and transfer, which office or agency will be the office of EGP at 3022 Franklin Avenue, Waco, TX 76710-7352. The Option Office may be changed by EGP pursuant to notice in writing to the registered Holders of the Options.

          "Option Register" shall mean the register, in the form of Exhibit B hereto, maintained by EGP at the Option Office.

          "Option Securities" shall mean the Preferred Securities purchasable or purchased upon exercise of the Options, and any other Preferred Securities, capital stock, equity interest, or other securities issuable or issued in respect of the Option Securities by way of securities dividend, distribution or securities split or other transaction of the character referred to in Section 9.

          "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, limited liability company, association, corporation, institution, entity, or government (whether national, federal, state, county, city, municipal or otherwise, including without limitation any instrumentality, division, agency, body or department thereof).

          "Preferred Security" shall mean an undivided beneficial interest in the assets of the Trust designated as "9.4% Cumulative Trust Preferred Securities", having a Liquidation Amount of $25 per security and having the rights provided therefor in the Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided in the Trust Agreement.

          "Securities Act" shall have the meaning given thereto in Section 11.

          "Settlement Closing" shall have the meaning given thereto in the Settlement Agreement.

          "Trust Agreement" shall mean the Trust's Amended and Restated Trust Agreement dated as of April 17, 1998 among USHG, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and the Administrative Trustees named therein, pursuant to which, among other things, the Preferred Securities were issued[, as such Amended and Restated Trust Agreement may be amended, supplemented or assigned in connection with the transactions contemplated by the Settlement Agreement].

     SECTION 2. Grant of Options.

     EGP hereby grants to the Holders Options to purchase up to that number of Preferred Securities listed opposite their respective names on Exhibit B attached hereto, which shall initially represent the right to purchase, in the aggregate, up to 94,875 Preferred Securities.(3) The Options shall be exercisable at any time until 5:00 P.M. (local time at the Option Office) on the Expiration Date.

     SECTION 3. Exercise Price. At any time of determination, the price (the "Exercise Price") at which a Holder may purchase each Option Security issuable upon exercise of such Holder's Options shall be equal to the lower of (i) [insert lowest of (a) $9.25 per share and (b) closing bid price of the Preferred Securities as reported on the American Stock Exchange as of the date of Settlement Agreement], and (ii) the closing bid price of the Trust Preferred Securities as reported on the American Stock Exchange as of the trading day immediately prior to the date of the Settlement Closing.(4)

     SECTION 4. Exercise of Options.

          (a) The rights represented by any Option granted pursuant hereto may be exercised by the Holder thereof, in whole or in part, by delivering to the Option Office:

               (i) the Option, together with a properly completed Election to Purchase in the form attached thereto;

               (ii) at the Holders' option, either (A) a check or bank draft in the amount of the aggregate Exercise Price for the Preferred Securities to be purchased, or (B) Preferred Securities or Options owned by the Holders having a Market Price equal to the aggregate Exercise Price for the Preferred Securities to be purchased. For purposes of this Section 4: (I) the Market Price per Preferred Security at any time shall be determined in accordance with the definition of Market Price and (II) the Market Price per Option at any time shall be the Market Price per Preferred Security minus the Exercise Price then in effect; and

               (iii) any representations or documents or information from the Holder of the Options that EGP may reasonably require in order to comply with the requirements of the Securities Act with respect of such issuance and in order to comply with the provisions of Section 8 of this Agreement.

Upon such exercise EGP shall transfer, assign and deliver (or shall cause the Trust to issue and deliver, or shall cause the escrow agent under the Escrow Agreement to issue and deliver) to or to the order of the registered Holder(s) of such Option, and in such name or names as such registered Holder(s) may designate, one or more certificate(s) for the Option Securities to be sold

----------
(3) With respect to the number of Preferred Securities purchasable upon exercise of the Options as described in this Section 2, the parties acknowledge and agree that such number of Preferred Securities shall be adjusted consistent with the provisions of Section 9(f) hereof to reflect events occurring during the period commencing on the date of execution of the Settlement Agreement through and including the date hereof.

(4) With respect to the Exercise Price of the Option for the Preferred Securities, the parties acknowledge and agree that appropriate adjustments shall be made consistent with the provisions of Section 9(f) and consistent with the adjustments set forth in Note 1.

upon such exercise of such Option. Any person(s) so designated to be named therein shall be deemed to have become the Holder(s) of record of such Option Securities as of the date of delivery to EGP at the Option Office of the Option and the Exercise Price therefor as provided in clauses (i) and (ii) above.

          (b) If an Option is exercised in part at any time, a new Option or Options shall be issued for the unexercised portion of such Option. Each new Option so issued shall bear the following legend, if the Option presented in connection with a partial exercise thereof bore such legend. All Options surrendered upon exercise shall be canceled.

     THIS OPTION AND THE UNDERLYING SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT.

     IN ADDITION, THIS OPTION AND THE UNDERLYING SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE OPTION AGREEMENT-B AS OF ________ __, 200__, BETWEEN EASY GARDENER PRODUCTS, LTD. AND THE INITIAL HOLDERS OF THE OPTIONS NAMED THEREIN, COMPLETE AND CORRECT COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF EASY GARDENER PRODUCTS LTD. AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

          (c) EGP will pay all taxes (other than any applicable income or similar taxes payable by the Holders) attributable to the sale of Option Securities upon the exercise of the Options; provided, that EGP shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue of any Option or any certificate for Option Securities in a name other than that of the registered Holder of the Option surrendered for exercise.

     SECTION 5. Registration, Transfer and Exchange of Certificates.

          (a) EGP shall maintain at the Option Office an Option Register for registration of the Options and transfers thereof. EGP may deem and treat the registered Holder(s) of the Options as the absolute owner(s) thereof for the purpose of any exercise thereof or any distribution to the Holder(s) thereof, and for all other purposes.

          (b) EGP shall register the transfer of any outstanding Option in the Option Register upon surrender to EGP at the Option Office of such Option, accompanied (if so required by it) by one or more duly executed instruments of transfer in form satisfactory to EGP. Upon any such registration of transfer, one or more new Option(s) evidencing such transferred Option shall be issued to the transferee(s) and the surrendered Option shall be canceled. If less than all of a surrendered Option is to be transferred, new Option(s) shall be issued to the surrendering Holder evidencing the remaining balance of the surrendered Option.

          (c) Each Option may, at the option of the Holder(s) thereof, be surrendered to EGP at the Option Office to be exchanged for one or more new Options of like tenor and exercisable in the aggregate for a like number of Option Securities. Options surrendered for exchange shall be canceled.

          (d) No charge shall be made for any such transfer or exchange except for any tax or other governmental charge imposed in connection therewith. Except as provided for in the provisions set forth on Exhibit C hereto, each Option issued upon transfer or exchange shall bear the legend set forth in Section 4 if the Option presented for transfer or exchange bore such legend.

     SECTION 6. Mutilated or Missing Option. If any Option is mutilated, lost, stolen or destroyed, EGP shall issue, in exchange and substitution for and upon cancellation of the mutilated Option, or in lieu of and substitution for the Option lost, stolen or destroyed, a new Option of like tenor and representing rights to acquire an equivalent number of Preferred Securities, but only upon receipt of evidence satisfactory to EGP of such loss, theft or destruction of such Option and, if requested, indemnity satisfactory to it. No service charge shall be made for any such substitution, but all reasonable charges associated with any stamp, tax or other governmental duty that may be imposed in relation thereto shall be borne by the Holder of such Option. Each Option issued in any such substitution shall bear the legend set forth in Section 4 if the Option for which such substitution was made bore such legend.

     SECTION 7. Reservation and Sale of Option Securities.

          (a) EGP will at all times keep available, free of all Liens, restrictions, rights and claims of others, for the purpose of enabling it to satisfy its obligation to sell Preferred Securities upon any exercise of the Options, the number of Preferred Securities purchasable upon exercise of all outstanding Options. Upon any sale of Preferred Securities to a holder of Options upon exercise thereof, such Preferred Securities shall be free of all Liens, restrictions, rights and claims of others.

          (b) EGP covenants that all Option Securities will, upon sale to a Holder upon exercise of an Option, be fully paid and nonassessable and free from all taxes with respect to the sale thereof (other than any applicable income or similar taxes payable by the Holders) and from all Liens, restrictions, rights and claims of others (except for Liens, if any, created by the Holder thereof).

     SECTION 8. Obtaining of Governmental Approvals and Stock Exchange Listings. EGP will, or will cause the Trust to, at its or the Trust's expense, (a) obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities which may from time to time be required in order to sell Option Securities upon exercise of the Options, and otherwise to perform its obligations hereunder, and (b) take all action which may be necessary so that the Option Securities, immediately upon their sale upon the exercise of Options, will be listed on each securities exchange, if any, on which Preferred Securities are then listed.

     SECTION 9. Additional Adjustment and Anti-Dilution Provisions.

          (a) [INTENTIONALLY OMITTED]

          (b) Reorganizations and Asset Sales. If any capital reorganization or reclassification of the securities of the Trust, or any consolidation or merger of the Trust with another entity, or the sale of all or substantially all of its assets to another person or entity shall be effected in such a way that holders of Preferred Securities shall be entitled to receive securities or assets with respect to or in exchange for Preferred Securities, then the following provisions shall apply (unless and only to such extent that such event did not result in an adjustment or payment pursuant to Section 9(a) hereof):

               (i) as a condition of such reorganization, reclassification, consolidation, merger or sale (except as otherwise provided below in this Section 9(b)), lawful and adequate provisions shall be made whereby each Holder shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Agreement and in lieu of the Option Securities immediately theretofore receivable upon the exercise of his or its Option, such securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Preferred Securities equal to the number of Option Securities immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the number of securities receivable upon exercise of an Option) shall thereafter be applicable, as nearly as may be, in relation to any securities or assets thereafter deliverable upon the exercise of an Option;

               (ii) EGP shall not permit any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor entity (if other than EGP) resulting from such consolidation or merger or the person or entity purchasing such assets shall assume by written instrument executed and mailed or delivered to each Holder at the last address of such Holder appearing on the books of EGP, the obligation to deliver to such Holder such securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and all other liabilities and obligations of EGP hereunder. Upon written request by the Holder of any Option, EGP or such successor person or entity will issue or grant a new Option revised to reflect the modifications in this Agreement effected pursuant to this Section 9(b); and

               (iii) if a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding Preferred Securities of the Trust, EGP shall not permit any consolidation, merger or sale with the person or entity that made such offer or with any affiliate of such person or entity, unless prior to the consummation of such consolidation, merger or sale each Holder of an Option shall have been given a reasonable opportunity to then elect to receive upon the exercise of his or its Option either the securities or assets then issuable with respect to the Preferred Securities or the securities or assets, or the equivalent, issued to previous holders of Preferred Securities in accordance with such offer.

          (c) Notice of Adjustment. Whenever the number of Option Securities issuable upon the exercise of the Options shall be adjusted as herein provided, or the rights of Holders shall change by reason of other events specified herein, EGP shall compute the adjusted number of Option Securities in accordance with the provisions hereof and shall prepare a certificate signed by its President, Vice President, Treasurer or Secretary setting forth the adjusted number of Option Securities purchasable upon exercise of the Options and the adjusted Exercise Price thereof or specifying the other securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based, including a statement of the consideration received or to be received by EGP or the Trust for, and the amount of, any Preferred Securities, issued since the last such adjustment or change (or since the date hereof in the case of the first adjustment or change). EGP shall cause to be mailed to each Holder of an Option copies of such officer's certificate together with a notice stating that the number of Option Securities purchasable upon exercise of the Options has been adjusted and setting forth the adjusted number of Option Securities purchasable upon exercise of such Holder's Option.

          (d) Disputes. In the event that there is any dispute as to the computation of the number of Option Securities required to be sold upon exercise of Options (in which the Holders of a majority of the Option Securities issuable upon exercise of all outstanding Options shall join), the Holders will retain an independent and nationally recognized accounting firm to conduct, at EGP's expense, an audit of the computations pursuant to the terms hereof involved in such dispute, including the financial statements or other information upon which such computations were based. The determination of such nationally recognized accounting firm shall, in the absence of manifest error, be binding upon the Holders and EGP. If there shall be a dispute as to the selection of such nationally recognized accounting firm, such firm shall be appointed by the American Institute of Certified Public Accountants if willing, otherwise the American Arbitration Association, upon application by EGP or the Holders of a majority of the Option Securities issuable upon exercise of all outstanding Options, with notice to the others. The expenses of such accounting firm and, if any, the American Institute of Certified Public Accountants or the American Arbitration Association (as applicable), shall be borne by EGP unless the computation by such accounting firm of such number of Option Securities is the same as the computations thereof made by EGP (or less favorable to the Holders), in which case the fees and expenses of such accounting firm shall be borne equally by EGP and the Holders of Options.

          (e) Securities other than Preferred Securities. If, at any time, as a result of an adjustment made pursuant to this Section 9, the Holder of any Option thereafter exercised shall become entitled to receive any securities other than Preferred Securities, thereafter the number of such other securities so receivable upon exercise of any Option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Option Securities contained in this Section 9, and the provisions of this

Agreement with respect to the Option Securities shall apply on like terms to such other securities.

          (f) Certain Adjustments.

               (i) In the event that the Trust shall at any time after the date of this Agreement (x) split or subdivide the outstanding Preferred Securities, or (y) combine the outstanding Preferred Securities into a smaller number of shares through a reverse split or otherwise, then, in each such event, the number of Preferred Securities purchasable upon exercise of the Options immediately prior thereto shall be adjusted so that the holder shall be entitled to receive the kind and number of such shares or other securities which the holder would have owned or have been entitled to receive after the happening of any of the events described above, had such option been exercised immediately prior to the happening of such event (or any record date with respect thereto). Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made pursuant to this Section 9(f) shall become effective immediately after the effective date of the event retroactive to the record date, if any, in respect of the event which entitles the Holder to reduce such adjustment.

               (ii) Whenever the number of Preferred Securities purchasable upon the exercise of the Option is adjusted, the Exercise Price per Preferred Security payable upon exercise of each Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Preferred Securities purchasable upon the exercise of each Option immediately prior to such adjustment, and the denominator of which shall be the number of Preferred Securities purchasable immediately after such adjustment.

          (g) Limitation on Redemptions and Certain Distributions. While any Options or Option Securities are held by the Holder, EGP will not, and will not permit the Trust or any subsidiary of EGP to, apply any of its funds or assets to, or set apart any funds or assets for, the purchase, redemption or retirement of, or make any distribution (other than a dividend or other distribution, including a Distribution or Liquidation Distribution) by reduction of capital or otherwise, in respect of any of the Preferred Securities, whether now or hereafter outstanding; unless, in each case, each Holder holding Options and/or Option Securities is offered the option to receive the Applicable Portion of such purchase, redemption, retirement or distribution. For this purpose, the "Applicable Portion" shall mean the higher of the following: (A) in the same proportion that the number of Options (or Option Securities therefor) owned by a Purchaser bears to the total number of Preferred Securities outstanding and (B) in the same proportion that the number of Options (or Option Securities therefor) owned by a Holder bears to the number of Preferred Securities owned by all Affiliates of EGP that EGP proposes to purchase, redeem, retire or make a distribution in respect of.

     SECTION 10. Notices to Option Holders. In case at any time the Trust proposes:

          (a) to declare a cash dividend upon Preferred Securities;

          (b) to declare or pay, or set apart any funds for the payment of, any dividends on any Preferred Securities or make any other distribution, including a Distribution or a Liquidation Distribution, to the holders of its Preferred Securities;

          (c) to apply any of its funds, property or assets to, or set apart any funds, property or assets for, the purchase, redemption or retirement of, or make any distribution, including a Distribution or Liquidation Distribution, by reduction of capital or otherwise, in respect of any of its Preferred Securities or in respect of any Convertible Securities exercisable or exchangeable for or convertible into Preferred Securities, whether now or hereafter outstanding;

          (d) to issue or sell any Preferred Securities or Convertible Securities (except pursuant to the exercise of Options or the conversion or exchange of Convertible Securities in accordance with their terms);

          (e) to offer for subscription pro rata to the holders of Preferred Securities or Convertible Securities any additional securities of any class or other rights;

          (f) to effect any capital reorganization, or reclassification of the securities of the Trust, or consolidation or merger of the Trust with another Person, or sale or other disposition of greater than 25% of the net value of its assets; or

          (g) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Trust;

     then, in any one or more of said cases, EGP shall give (or cause the Trust to give) the Holder of any Option (i) at least 10 Business Days' (but nor more than 90 days') prior written notice of the date on which the books of the Trust shall close or a record shall be taken for such dividend, redemption, distribution, including a Distribution or Liquidation Distribution, or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and
     (ii) in the case of any such issuance, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 Business Days' (but not more than 90 days') prior written notice of the date when the same shall take place (provided that no more than 5 Business Days' prior written notice need be given of an issuance referred to in clause (d) above). Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, redemption, distribution, including a Distribution or Liquidation Distribution, or subscription rights, the date on which the holders of Preferred Securities shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Preferred Securities shall be entitled to exchange their Preferred Securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. The failure to give the notice required by this Section 10 or any defect therein shall not affect the legality or validity of any distribution, including a Distribution or Liquidation Distribution, right, Option, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

     SECTION 11. Securities Law Matters; Transfers; Rule 144 and Rule 144A Covenants.

          (a) The parties hereto agree to be bound by the provisions of Exhibit C hereto as if such provisions were set forth in full herein.

          (b) With a view to making available certain rules and regulations of the Securities and Exchange Commission (the "Commission") which may permit the sale of Options and Option Securities without registration, EGP agrees that at any time when securities of the Trust are registered under the Securities and Exchange Act of 1934 (the "Exchange Act") that EGP will cause the Trust to:

               (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or any successor provision thereto;

               (ii) so long as Rule 144A is available to the Holders, make and keep available the information specified in Rule 144A(d)(4) under the Securities Act or any successor provision thereto;

               (iii) file with the Commission in a timely manner all reports and other documents required of the Trust under the Exchange Act; and

               (iv) furnish to each Holder upon request a written statement by the Trust as to its compliance with the information or reporting requirements of Rule 144 and Rule 144A or any successor provision thereto, and of the Securities Act and the Exchange Act, and a copy of the most recent annual or quarterly report of the Trust filed with the Commission.

     SECTION 12. Registration Rights. The provisions of Exhibit D of this Agreement are hereby incorporated by reference herein as if set forth in full herein.

     SECTION 13. Security Interest. In order to secure its obligations to the Holders under this Agreement, EGP hereby grants to the Holders a first priority security interest in the Option Securities and the proceeds thereof, which Option Securities shall be placed on the date of this Agreement into escrow pursuant to Section 14 below. EGP hereby authorizes the Holders to file financing statements relating to such Option Securities and proceeds.

     SECTION 14. Escrow. On the date hereof EGP agrees to place into escrow the Option Securities (and from time to time such other Option Securities as may be required) with an escrow agent specified by the Holders (it being agreed that such escrow agent must be a commercial bank, financial institution or trust company not affiliated with any of the parties hereto). The escrow agreement governing such escrow shall be in the form of Exhibit E hereto (the "Escrow Agreement").

     SECTION 15. Amendments and Waivers. Any provision of this Agreement may be amended, supplemented, waived, discharged or terminated by a written instrument signed by EGP and the Holders of a majority of the Option Securities purchased or purchasable upon exercise of all outstanding Options; provided, that the Exercise Price may not be increased, the Expiration Date may not be changed to an earlier date and this Section may not be amended except with the consent of each Holder which would be affected thereby.

     SECTION 16. Specific Performance. The Holders of the Options and/or Option Securities shall have the right to specific performance by EGP of the provisions of this Agreement, and EGP hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against EGP for specific performance of this Agreement by the Holders.

     SECTION 17. Notices. All notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given or made, and all financial statements, information and the like required to be delivered hereunder shall be deemed to have been delivered, either (a) three (3) Business Days after deposited in the United States certified mail, return receipt requested, with postage prepaid, or (b) one (1) Business Day after delivery to a nationally recognized courier, designated for overnight delivery with all fees prepaid, in either case addressed to EGP at the Option Office, Attn: Chief Executive Officer, and to the Holders at their respective addresses set forth on the Option Register, or to such other address as any of them shall specify in writing to the others. EGP shall cause the Option Register to contain current addresses for each of the Holders.

     SECTION 18. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of EGP, its successors and assigns, the Holders and the registered Holders from time to time of the Options and the Option Securities.

     SECTION 19. Termination. This Agreement shall terminate and be of no further force and effect at the close of business on the Expiration Date or the date on which none of the Options or Option Securities shall be outstanding, except that the provisions of Section 9(g) (Additional Adjustment and Anti-Dilution Provisions), Exhibit C, Exhibit D, and solely with regard to their application to the foregoing provisions, Sections 15 (Amendments and Waivers), 16 (Specific Performance), 17 (Notices), 18 (Binding Effect; Assignability), 19 (Termination), 21 (Governing Law) and 24 (Costs and Expenses) shall continue in full force and effect after such termination.

     SECTION 20. Counterparts. This Agreement may be executed in one or more separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 21. Governing Law. This Agreement and each Option shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 22. Effective Date. For purposes of this Agreement and each Option, all of the provisions set forth herein shall be deemed to be effective as of November 15, 2001.

     SECTION 23. Headings. The headings of the sections of this Agreement and Exhibits (as defined below) hereto are included for convenience of reference only and shall not form a part of this Agreement or such Exhibits. As used herein, the term "Exhibits" shall mean collectively Exhibit A, the form of Option, Exhibit B, the Option Register, Exhibit C, Securities Law Matters; Transfers, Exhibit D, Registration Rights and Exhibit E, the form of Escrow Agreement attached hereto.

     SECTION 24. Costs and Expenses. The Issuer shall pay, within five (5) days after receipt of written request therefor, all reasonable fees, costs and expenses of the Holders incurred in connection with the Holders' exercise, preservation or enforcement, as the case may be and as may be applicable under the circumstances, of any of their rights, remedies or benefits hereunder.

      [Remainder of page intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Option Agreement-B of EGP to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                             EGP:

                             By:
                                 ------------------------------------------
                                 Name/Title:

                             Holders:
                             LEG PARTNERS III SBIC, L.P.
                             by Golub PS-GP, LLC, its general partner


                             By:
                                 ------------------------------------------
                                 Gregory W. Cashman, Vice President


                             LEG CO-INVESTORS, LLC

                             By:
                                 ------------------------------------------
                                 Gregory W. Cashman, Authorized Signatory


                             555 MADISON INVESTORS, LLC

                             By:
                                 ------------------------------------------
                                 Gregory W. Cashman, Manager

                                    EXHIBIT A
                              TO OPTION AGREEMENT-B

                                 FORM OF OPTION

THIS OPTION AND THE UNDERLYING SECURITIES REPRESENTED BY THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT. IN ADDITION, THIS OPTION AND THE UNDERLYING SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN OPTION AGREEMENT-B DATED ___________ , 2002 BETWEEN EASY GARDENER PRODUCTS, LTD. ("EGP") AND THE INITIAL HOLDERS OF THE OPTIONS THEREIN NAMED, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF USHG AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                     OPTION
             to purchase 9.4% Cumulative Trust Preferred Securities
                          of U.S. Home & Garden Trust I
                      owned by Easy Gardener Products, Ltd.

No. O-                                                             _______, 20__

     This Option certifies that _______________________, or registered assigns, is the registered holder, as of the date hereof, of an Option (the "Option") to purchase from EASY GARDENER PRODUCTS, LTD., a Texas limited partnership ("EGP"), up to ________ Preferred Securities, liquidation amount $25 per Preferred Security ("Preferred Securities"), subject to adjustment as provided in the Option Agreement. This Option may be exercised at any time prior to 5:00 P.M., local time of the Option Office, on May 19, 2009 or, if such day is not a Business Day, the next succeeding Business Day (the "Expiration Date"), by surrender of this Option, execution and delivery of an Election to Purchase in the form attached hereto and payment of the Exercise Price at the office of EGP, 3022 Franklin Avenue, Waco, Texas 76710-7352, or such other address as EGP may specify in writing to the registered holder of this Option (the "Option Office").

     The aggregate Exercise Price for the Preferred Securities being purchased may be paid by delivery of either (i) a certified check or bank draft or (ii) Options or Option Securities, all as provided in Section 4(a) of Option Agreement-B.

     EGP may deem and treat the registered holder(s) of this Option as the absolute owner(s) hereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder(s) hereof, and for all other purposes, and EGP shall not be affected by any notice to the contrary.

     This Option is one of the Options referred to in Option Agreement-B, dated as of _________ __, 2002, between EGP and the initial Holders named therein (the "Option Agreement-B"). Option Agreement-B is hereby incorporated by reference in and made a part of this Option and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities of EGP and the Holder. Unless otherwise defined herein, all capitalized terms used in this Option have the meanings assigned to them in or pursuant to Option Agreement-B.

     IN WITNESS WHEREOF, EGP has caused this Option to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.

                                        EASY GARDENER PRODUCTS, LTD.


                                        By: ____________________________
                                            Name:
                                            Title:

(CORPORATE SEAL)

ATTEST:


_________________________________
                      , Secretary

                                                                         ANNEX I
                                                                       TO OPTION

                                    [Form of]

                              ELECTION TO PURCHASE

   [To be executed upon exercise of Option to purchase 9.4% Cumulative Trust Preferred Securities of U.S. Home & Garden Trust I owned by Easy Gardener
                                Products, Ltd.]

     The undersigned hereby elects to exercise the right, represented by the attached Option of Easy Gardener Products, Ltd., a Texas limited partnership ("EGP"), to purchase from EGP _______ 9.4% Cumulative Trust Preferred Securities, liquidation amount $25 per Preferred Security ("Preferred Securities"), originally issued by U.S. Home & Garden Trust I ("Option Securities"), and further elects to pay the aggregate Exercise Price therefor by delivery of [a check or bank draft] [Options and Option Securities], as provided in Section 4(a) of Option Agreement-B referred to in the attached Option.

     The undersigned requests that a certificate for such Option Securities be registered in the name of _______________ whose address is ______________ and that such certificate be delivered to _______________ whose address is
_______________.

     If said number of Option Securities is less than all of the Option Securities purchasable under the attached Option, the undersigned requests that a new Option representing the remaining balance of the Option Securities be registered in the name of _________________ whose address is _________________ and that such Option be delivered to __________________ whose address is
_________________.


                              Signature:_________________________________
                              (Signature must conform in all respects to name of holder as specified on the face of the Option)

Date:_______________, 20___

                                    EXHIBIT B
                              TO OPTION AGREEMENT-B

                          EASY GARDENER PRODUCTS, LTD.

                                 Option Register

    Option                                                     Number of Trust
Certificate No.             Name and Address of Holder      Preferred Securities
---------------             --------------------------      --------------------

      O-1         LEG Partners III SBIC, L.P.                     91,353.00
      O-2         LEG Co-Investors, LLC                              865.50
      O-3         555 Madison Investors, LLC                       2,656.50
                         555 Madison Avenue, 30th Floor
                         New York, NY 10022
                           26.1  Attn: Gregory W. Cashman

                         Telecopier No.: 212-750-5505
                                                           TOTAL: 94,875.00
                                                                  =========

                                    EXHIBIT C
                        SECURITIES LAW MATTERS; TRANSFERS

     SECTION 1. Securities Law Matters.

     1.1. Securities Act. Each Holder acknowledges (a) the Option being acquired by such Holder is not being registered under the Securities Act on the ground that the issuance thereof is exempt from registration under Section 4(2) of the Securities Act as not involving any public offering, and (b) that the Company's and EGP's reliance on such exemption is predicated in part on the representation hereby made to the Company and EGP by such Holder that it is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act, and (except as provided herein) is acquiring its Option for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. Except as provided herein, none of the Holders is aware of any particular occasion, event or circumstance upon the occurrence or happening of which it intends to dispose of its Option.

     1.2 Resales.

     (a) None of the Holders will sell or transfer all or any part of its Option or Option Securities except:

          (i) pursuant to Rule 144 under the Securities Act;

          (ii) pursuant to any other exemption from, or otherwise in a transaction not subject to, the registration requirements of the Securities Act (as confirmed in an opinion delivered by the transferor's counsel, to the effect that the proposed transfer may be effected without registration under the Securities Act);

          (iii) in a transfer by a Holder to any Affiliate or wholly-owned Subsidiary of the Holder; or by a Holder to Investors (as defined below) as contemplated by Section 2.2 below; or

          (iv) pursuant to an effective registration statement under the Securities Act.

     (b) The restrictions set forth in Section 1.2(a) above shall terminate and cease to be effective with respect to any Option or Option Securities registered under the Securities Act or transferred pursuant to Rule 144, or if EGP receives an opinion of counsel reasonably satisfactory to it to the effect that the securities represented thereby need no longer be subject to such restrictions in order to ensure compliance with the Securities Act. Whenever such restrictions shall so terminate the holder or transferee of such Option or Option Securities shall be entitled to receive from the EGP without expense (other than transfer taxes, if any), certificates for such Option or Option Securities not bearing the first legend set forth in Section 4(b) of the Option Agreement, at which time the EGP, will terminate or remove any transfer restrictions relating thereto. In addition, EGP will issue (or cause to be issued) certificates for the Option and Option Securities without all or part of the second legend set forth in Section 4(b) of the Option Agreement whenever this Agreement and Option Agreement-B cease to restrict the transfer of the securities evidenced by such certificate.

     SECTION 2. TRANSFERS.

     2.1 Transfers. Subject to compliance with applicable securities laws, each Holder shall be entitled to assign and transfer all or any part of its Option or Option Securities, or any interest or participation therein, and its related rights under this Agreement and, if applicable, Option Agreement-B. Upon the assignment or transfer by such Holder of all or any part of its Option or Option Securities or its interest therein (except in public offering registered under the Securities Act, or a sale pursuant to Rule 144 thereunder), the term "Holder" as used herein shall thereafter include, to the extent of the interest so assigned or transferred, the assignee or transferee of such interest. Notwithstanding the foregoing, there shall be no more than ten (10) Holders at any one time hereunder.

     2.2 Participations. A Holder may wish to grant participations in its Option or Option Securities to other accredited investors ("Investors") pursuant to a participation agreement; provided, however, that at the time any such participation is granted, the Holder granting such participation will so inform EGP and furnish it the representation of each participating Investor (in form and substance reasonably acceptable to EGP) that such Investor is acquiring his, her or its participation with no present intention of reselling or distributing the same. If at any time a Holder wishes to assign and transfer of record into the name of an Investor his, her or its participation and related rights and obligations, EGP and the other Holders will execute and deliver such agreements and instruments as the transferring Holder may reasonably request (including without limitation new certificates for Options and Option Securities in such amounts as the transferring Holder may request) to effect the assignment and transfer to such Investor (in his, her or its own name) of such participation, or such part thereof as may be so assigned and transferred.

     2.3 Issuance of New Option Certificates. The Company will at any time, at its expense, at the request of a holder of an Option or Option Security, and upon surrender of such Option or Option Security for such purpose, issue a new certificate for such Option or Option Security in exchange therefor.

                                    EXHIBIT D
                              TO OPTION AGREEMENT-B

                               Registration Rights
                             (Preferred Securities)

     SECTION 1. Definitions. The following terms used in this Exhibit D shall have the meanings indicated below:

     "Registrable Securities" shall mean (i) the Preferred Options and Preferred Option Securities and (ii) Preferred Securities and any other securities issuable or issued by way of securities dividend or securities split or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization or other transaction of the character referred to in Section 9 of Option Agreement-B; provided, however, that EGP shall have no obligation to cause the Trust to register any Preferred Options, and each holder of Preferred Options who desires to include in a registration any Preferred Securities issuable upon exercise of such Preferred Options will (if requested to do so by EGP or the Trust) exercise all or part of its Preferred Options prior to the effectiveness of such registration as required to permit the inclusion therein of such underlying securities.

     SECTION 2. Registration.

     (a) Incidental Registration Rights. In the case of any proposed registration of Preferred Securities or other securities of the Trust under the Securities Act, whether or not for sale for its own account, on any form which can include Registrable Securities (other than Form S-8 or S-4 or successor forms), EGP will (or will cause the Trust to) give at least 30 days' prior written notice of the filing thereof to all Holders.

          (1) such notice shall afford the Holders an opportunity to elect within 15 days after receipt thereof to include in such filing all or any part of their Registrable Securities; provided, that, in the case of an underwritten public offering, the managing underwriter administering such offering may reduce the number of Registrable Securities to be included in such offering if, in the reasonable opinion of such managing underwriter, the inclusion in such offering of all Registrable Securities requested to be registered would materially and adversely affect the marketing of the entire offering (the number of Registrable Securities to be included in such offering being herein referred to as the "Permissible Securities"). If the aggregate number of Registrable Securities which the Holders thereof desire to include in such filing exceeds the number of Permissible Securities, then each such Holder shall be entitled to include that number of Registrable Securities which bears the same ratio to the number of Permissible Securities as the number of Registrable Securities such Holder desires to include bears to the number of Registrable Securities all such Holders desire to include.

          (2) EGP agrees that any Holder entitled to include Registrable Securities in any such registration may assign or transfer such right to include such Registrable Securities to any other Holder or Holders.

          (3) EGP shall be obligated under this Section 2(a) to cause the Trust to afford the Holders the right to participate in each and every such registration taking place until all Registrable Securities have been included in registrations and sold or sold pursuant to Rule 144.

     (b) Short Form Registrations. In addition to the registration rights provided in Section 2(a) above, the holders of a majority of the Registrable Securities shall be entitled to request by written notice to EGP from time to time that EGP cause the registration by the Trust of the offering and sale of all or a portion of the Registrable Securities on Form S-3 (or any successor or similar short form registration), provided that the Trust is eligible for such registration. Upon receipt of such written notice, if the Trust is then eligible to use Form S-3 (or any successor or similar short form registration), EGP will thereupon notify all other Purchasers of such request. Upon the written request of any such other Purchasers after receipt from EGP of such notification, EGP will use its best efforts to cause such of the Registrable Securities as may be requested by any Purchasers (including the Purchaser giving the initial notice of intent to register hereunder) to be registered under the Securities Act in accordance with the terms of this Section 2. EGP will use its best efforts to cause the Trust to qualify for use of a registration statement on Form S-3 (or any successor or similar short form registration) as early as practicable. The Trust shall not be required to file more than one registration statement pursuant to this Section 2(b) in any 12 month period or more than two registration statements pursuant to this Section 2(b) in all.

     (c) Expenses of Registration. The costs and expenses of all registrations and qualifications under the Securities Act and applicable state securities laws and of all other actions, which EGP is required to take or effect (or cause the Trust to take or effect) pursuant to this Section 2 (including without limitation all registration and filing fees, printing expenses and reasonable fees and disbursements of counsel) shall be paid by EGP, except that the Holders shall bear their pro rata share of any underwriting discount or commission, or other similar selling expenses; provided, that EGP shall not be required to pay the fees and expenses of more than one counsel for the selling Holders.

     (d) Opinion of Counsel as Alternative. The registration rights granted to the Holders under this Section 2 shall be subject to the condition that any registration of Registrable Securities proposed to be effected need not be effected if EGP shall deliver (or cause the Trust to deliver) to the Holders requesting such registration an opinion, satisfactory to such Holders and their counsel, of Blank Rome Comisky & McCauley LLP or other counsel satisfactory to such Holders to the effect that the proposed sale or disposition for which registration was requested does not require registration under the Securities Act, but such opinion shall not rely on the availability of sales utilizing the provisions of Rule 144 if doing so would impose on the Holder any volume restrictions, or any pre-sale notification or similar restriction on the free sale of the Registrable Securities. EGP hereby indemnifies the Holders, and each of them, against and holds them harmless from all damages, losses, liabilities (including liability for rescission), costs and expenses which they may incur under the Securities Act or otherwise by reason of their proceeding in accordance with such opinion of counsel.

     (e) Registration Obligations. If and whenever EGP is obligated by the provisions of this Section 2 to cause the registration of any Registrable Securities under the Securities Act, as expeditiously as reasonably possible EGP will, or will use its best efforts to, as the case may be, cause the Trust to:

          (1) Prepare and file with the SEC a registration statement with respect to such Registrable Securities.

          (2) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of the sale of all Registrable Securities covered thereby and the expiration of a period of nine months after the date such registration statement became effective (except that any registration statement on Form S-3 or similar short-form shall be maintained for not less than two years), and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement.

          (3) Furnish to each selling Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request.

          (4) Register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions (subject to the approval of any managing underwriter involved) as the selling Holders shall request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Trust shall not be obligated, by reason thereof, to qualify as a foreign corporation or subject itself to taxation as doing business in any such jurisdiction.

          (5) Notify the selling Holders and their counsel promptly after EGP or the Trust shall receive notice that any registration statement, supplement or amendment has become effective, or that any registration statement is required to be amended or supplemented, or that any stop order has been issued.

     (f) Indemnification. EGP agrees to indemnify and hold harmless each Holder, its officers or directors, Affiliates and each Person, if any, who controls such Holder within the meaning of the Securities Act, from and against any losses, claims, damages, liabilities and expenses (under such Act, at common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact or omission to state a material fact required to be stated or necessary to make the statements therein not misleading in any registration statement or preliminary or final prospectus or filing for state registration or qualification, or any amendment or supplement thereto, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement contained in or omission from information furnished in writing to EGP or the Trust by such Holder expressly for use therein.

     (g) Agreement as to Underwriters. If the offering pursuant to any registration statement provided for under this Section 2 is made, at the election of EGP, through underwriters, EGP agrees to cause the Trust to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person who controls such underwriters within the meaning of the Securities Act, to the same extent as provided in Section 2(f) with respect to the indemnification of a Holder.

     (h) No Special Audit. EGP shall not be required to conduct any special audit (or any audit not in the ordinary course of its business) in connection with any registration hereunder.

                                    EXHIBIT E

                            FORM OF ESCROW AGREEMENT

                             OPTION ESCROW AGREEMENT

     THIS OPTION ESCROW AGREEMENT (this "Agreement"), dated _______, 200__, is by and among Easy Gardener Products, Ltd., a Texas limited partnership ("EGP"), _____________, (the "Option Holder"), and ____________________ (the "Escrow
Agent").

                                    RECITALS

     A. U.S. Home & Garden Inc., a Delaware corporation ("USHG"), Easy Gardener Inc., a Delaware corporation ("EGI"), and Option Holder are parties to that certain Settlement Agreement, dated as of November 1, 2002 (the "Settlement Agreement"), pursuant to which (i) upon consummation of the Transaction (as defined in the Settlement Agreement), EGP will acquire certain assets and assume certain obligations of USHG and EGI (collectively, the "Assets"), including the obligations of USHG under the Amended and Restated Option Agreement - A; and
(ii) EGP has agreed to issue to Option Holder those additional options described in Option Agreement - B (together, the "Option Agreements" or individually an "Option Agreement"), in each case with respect to the delivery of the 9.4% Cumulative Trust Preferred Securities (the "Trust Preferred Securities") of U.S. Home & Garden Trust I (the "Trust") to the Option Holder, as set forth in each such Option Agreement upon exercise thereof. As used herein the term "Option" or "Options" shall refer to any option or options, as the case may be, granted under the Option Agreements.

     B. In accordance with the terms of the Settlement Agreement, EGP shall deposit, at the time of the acquisition of Assets (the "Settlement Closing") 189,750 Trust Preferred Securities and from time to time such other Option Securities (as defined in the Option Agreements) as may be required under the Option Agreements (the "Escrow Deposit") with the Escrow Agent.

     C. The receipt by the Option Holder of all or any portion of the Escrow Deposit is conditioned upon the delivery by the Option Holder to the Escrow Agent, pursuant to the terms of this Agreement, of a certificate of an officer of the Option Holder stating that certain conditions to exercise of the Option as set forth in the Option Agreements have been met.

                                   AGREEMENTS

     In consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, all capitalized terms used, but not otherwise defined herein, shall have the meanings attributed to such terms in the Settlement Agreement.

     2. Escrow Deposit; Trust Preferred Securities.

          (a) For the purposes herein set forth, EGP hereby deposits the Escrow Deposit into escrow with the Escrow Agent, in accordance with this Agreement and as otherwise set forth in the Option Agreements. The Escrow Deposit shall be held and disbursed by the Escrow Agent in accordance with the terms of this Agreement.

     27. For the purposes herein set forth, EGP hereby (i) delivers to the Escrow Agent the trust preferred stock certificates and any other Option Securities, duly executed in blank or accompanied by stock powers duly executed in blank, (ii) agrees to deposit with the Escrow Agent such other securities or cash as may be required from time to time to be deposited pursuant to the terms of the Settlement Agreement or Option Agreements, and (iii) agrees to deliver to Option Holder's legal counsel copies of all certificates constituting the Option Securities as well as an inventory of all items constituting the Escrow Deposit.

          (c) The parties hereby acknowledge that in order to secure EGP's obligations under the Option Agreement, EGP has granted to the Option Holder a security interest in all of EGP's right, title and interest in and to the Option Securities constituting the Escrow Deposit and all investment property and proceeds relating thereto (collectively, the "Collateral"). Upon receipt by Escrow Agent of notice from the Option Holder that EGP has failed to comply with any of the terms of the Option Agreement or becomes insolvent, Escrow Agent shall follow all instructions from the Option Holder with respect to the Collateral. The Escrow Agent agrees that it will not follow the instructions of any other person with respect to the Collateral once it has received such a notice from the Option Holder. EGP represents and warrants to purchasers that it has good and marketable title to the Collateral and that it has assumed all of USHG's obligations under the Option Agreements. EGP authorizes the Option Holder, at their option, to file Uniform Commercial Code financing statements in order to perfect its security interest in the Collateral, and agrees to execute and deliver such other documents or instruments deemed necessary or desirable to effectuate the foregoing including a Securities Account Control Agreement with the Escrow Agent and Option Holder in a form acceptable to the Option Holder in Option Holder's sole discretion.

     3. Application of Escrow Deposit; Disposition of Trust Preferred
Securities.

          (a) The Escrow Deposit shall be held in escrow under the terms of this Agreement and forthwith released by the Escrow Agent to the Option Holder (as the Option Holder shall direct) upon receipt of the Certificate (as defined below). As used herein the term "Certificate" shall mean a certificate executed by an officer of Option Holder that states that (i) the exercise price for the portion of the Option being exercised has been paid, or that an Automatic Exercise (as defined in the Amended and Restated Option Agreement-A) has occurred, in either case, in accordance with the terms of the applicable Option Agreement, and (ii) the Option so exercised has been sent to EGP in accordance with the terms of the applicable Option Agreement.

          (b) At least one Business Day (but not less than 24 hours) prior to delivering any Certificate to the Escrow Agent, Option Holder shall provide EGP with notice of its intentions to deliver such Certificate. For purposes of this Agreement, "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are required by law to close.

          (c) In the event the terms of the Option Agreements expire with any portions thereof remaining unexercised, upon receipt of EGP's written notice to the Option Holder of such expiration, the Option Holder shall direct the Escrow Agent to release and disburse any remaining Option Securities to EGP.

     4. Termination. This Agreement shall continue in effect until the Escrow Deposit has been disbursed in accordance with Section 3 of this Agreement.

     5. Liability of Escrow Agent; Expenses. The duties of the Escrow Agent hereunder shall be limited to the observance of the express provisions of this Agreement. The Escrow Agent shall not make any disposition of the Escrow Deposit (or any portion thereof) which is not expressly authorized by this Agreement. The Escrow Agent may rely upon and act upon any instrument delivered to it by the Option Holder or otherwise pursuant to the provisions of this Agreement which it in good faith believes to be genuine and in conformity with the requirements of this Agreement. Except as expressly provided in this Agreement, the Escrow Agent shall have no duty to determine or inquire into the happening or the occurrence of any event or the performance or failure of performance of either EGP or the Option Holder with respect to arrangements or contracts between them or with others. Notwithstanding anything in this Agreement to the contrary, the Escrow Agent shall not be liable to any person for anything which it may do or refrain from doing in connection with this Agreement, unless the Escrow Agent's conduct constitutes fraud, gross negligence or willful misconduct. The fees and expenses of the Escrow Agent hereunder shall be the responsibility of EGP.

     6. Miscellaneous.

          (a) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be delivered personally, sent by facsimile delivery (with confirmation of delivery by sender's equipment), sent by overnight courier or sent by certified or registered mail, postage prepaid. Any notice given by either party to the Escrow Agent shall be delivered simultaneously to the other party. Any such notice shall be deemed given when so delivered personally, if sent by facsimile (with confirmation), on the day sent, and if sent by overnight courier or U.S. mail, on the date received or the date such receipt is refused by or on behalf of the addressee, as follows:

          If to the Option Holder, to:

               c/o Golub Associates Incorporated
               555 Madison Avenue
               New York, New York 10022
               Telecopy No.: (212) 750-5055
               Attention: Mr. Gregory Cashman, Principal with a copy to:

               Katten Muchin Zavis Rosenman
               525 West Monroe Street
               Suite 1600
               Chicago, Illinois 60661-3693
               Telecopy No.: 312-902-1061
               Attention: Steven V. Napolitano, Esq.

          If to EGP, to:

               __________________________
               __________________________
               __________________________
               Telecopy No.: __________________________
               Attention: __________________________

          with a copy to:

               __________________________
               __________________________
               __________________________
               Telecopy No.: __________________________
               Attention: __________________________

          If to the Escrow Agent, to:

               __________________________
               __________________________
               __________________________
               Telecopy No.: __________________________
               Attention: __________________________

     Any party may change its address for notice by written notice given to the other parties in accordance with this section.

          (b) Amendments. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by EGP, the Escrow Agent and the Option Holder.

          (c) Entire Agreement. This Agreement constitutes the entire agreement of the parties regarding the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

          (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York concerning contracts made and to be wholly-performed in such State, without regard to its conflicts of law principles. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees.

          (e) Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

          (f) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     The parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                  OPTION HOLDER:

                                  [____________]

                                  By:
                                      -----------------------------
                                  Its:
                                       ----------------------------


                                  EGP:

                                  EASY GARDENER PRODUCTS, LTD.

                                  By:
                                      -----------------------------
                                  Its:
                                       ----------------------------


                                  ESCROW AGENT:

                                  [____________]

                                  By:
                                      -----------------------------
                                  Its:
                                       ----------------------------

                                                    For Settlement Purposes Only

--------------------------------------------------------------------------------

                             U.S. HOME & GARDEN INC.

                                       and

                            THE HOLDERS NAMED HEREIN


                              AMENDED AND RESTATED

                                WARRANT AGREEMENT

--------------------------------------------------------------------------------

                               ___________, 200__

                                   EXHIBIT 5.1
                             TO SETTLEMENT AGREEMENT

                             U.S. HOME & GARDEN INC.

                     AMENDED AND RESTATED WARRANT AGREEMENT

     THIS AMENDED AND RESTATED WARRANT AGREEMENT, dated as of ___________, 200__, is between U.S. Home & Garden Inc., a Delaware corporation (the "Issuer"), and the holders from time to time of the Warrants referred to herein (the "Holders").

     WHEREAS, the Issuer and the Holders are parties to a Settlement Agreement dated as __________, 2002 (the "Settlement Agreement") which provides, among other things, that upon consummation of the Transaction (as defined therein), that certain Warrant Agreement executed and delivered by the Issuer in connection with the Note and Warrant Purchase, Guaranty and Security Agreement, dated as of November 15, 2001 (the "Purchase Agreement"), among the Holders, the Issuer, the Issuer's wholly-owned subsidiary Easy Gardener, Inc. (the "Company") and certain of the Issuer's other subsidiaries (the "Warrant Agreement") shall be amended and restated in its entirety from and as of November 15, 2001 by this Amended and Restated Warrant Agreement.

     NOW, THEREFORE, in consideration of the consent by the Golub Parties (as defined the Settlement Agreement) to the Transaction and in consideration of the premises, the Issuer and the Holders agree as follows:

     SECTION 1. Definitions. Capitalized terms used herein which are defined in the Purchase Agreement and are not otherwise defined herein shall have the respective meanings given thereto in the Purchase Agreement. The following terms used herein shall have the meanings indicated below, unless the context otherwise requires:

          "Affiliate" of any Person shall mean any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with such first Person, it being understood that this shall include any officer or director of a Person which is a corporation, any manager or director of a limited liability company, and any general partner of a partnership, and any officer, director or owner of ten percent (10%) or more of any entity which so serves as such manager or general partner, (b) that directly or beneficially owns ten percent (10%) or more of any class of the voting stock of such first Person, or (c) ten percent (10%) or more of whose voting stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of whose equity interest) is owned directly or beneficially by such first Person.

          "Agreement" or "Amended and Restated Warrant Agreement" shall mean this Amended and Restated Warrant Agreement, together with all Exhibits hereto, as may be amended, modified or supplemented from time to time with the consent of the Holders in accordance with Section 15, and shall include all provisions incorporated herein by reference from the Purchase Agreement, which incorporated provisions shall continue in full force and effect for the benefit of the Holders as originally in effect unless modified with the consent of the Holders in accordance with Section 15.

          "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, are required by law to close.

          "Commission" shall have the meaning given thereto in Section 11.

          "Common Stock" shall mean the Issuer's Common Stock, $.001 par value.

          "Convertible Securities" shall mean (a) any stock, notes or other securities convertible into or exchangeable, directly or indirectly, for shares of Common Stock (whether or not such right to convert or exchange is immediately exercisable or is "in the money"), (b) any other security, note or agreement which provides the holder thereof with a payment, repayment amount, appreciation right or liquidation preference (i) calculated by reference to, or arising from, the value of the Issuer upon a sale, merger, recapitalization or similar event, or (ii) based upon the value, whether market or appraisal, of the Common Stock, and (c) any agreement to issue shares of Common Stock or issue or enter into such other stock, notes, securities or agreements described in the foregoing clauses (a) or (b).

          "Exchange Act" shall have the meaning given thereto in Section 11.

          "Exercise Price" shall have the meaning given thereto in Section 3.

          "Expiration Date" shall mean May 19, 2009 or, if such day is not a Business Day, the next succeeding Business Day.

          "Fully-Diluted Common Stock" at any time of determination shall mean the sum of (A) the number of shares of Common Stock issued by the Issuer and outstanding at such time, plus (B) the number of shares of Common Stock subject to issuance or sale upon exercise of all outstanding Options and conversion or exchange of all Convertible Securities issued and outstanding at such time (provided that if any such securities qualify as both Options and Convertible Securities, they shall be counted only once), plus (C) the number of shares of Common Stock which the Issuer is otherwise obligated to issue or sell under any agreement, understanding or arrangement, regardless of whether such agreement, arrangement or understanding is oral or in writing, and regardless of whether the number of shares of Common Stock which the Issuer is obligated to issue thereunder is based on the satisfaction, occurrence, fulfillment or lapsing of any present or future contingency, condition or time period, or otherwise. Where any Convertible Security does not indicate a specific or fixed number of shares of Common Stock to be issued or sold thereunder or in connection therewith, the number of shares of Common Stock issuable thereunder or in connection therewith for purposes of calculating Fully-Diluted Common Stock shall equal the greater of (I) the maximum number of shares of Common Stock described as issuable thereunder or in connection therewith or (II) such number of shares of Common Stock as would represent any profit sharing, liquidation preference amount, appreciation right, share or percentage of the Issuer's value as if such Convertible Security was converted (at the then-applicable Market Price if no conversion price is otherwise provided in such Convertible Security) into shares of Common Stock. Fully-Diluted Common Stock shall not include any securities owned or held by or for the account of the Issuer.

          "Market Price" of Common Stock shall mean the average of the daily market prices of Common Stock over a period of 20 consecutive business days prior to the day as of which "Market Price" is being determined. The market price for each such business day shall be the average of the closing sales prices on such day of the Common Stock on the principal domestic stock exchange on which the Common Stock is then listed, or if there shall have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on such exchange at the end of such day, or, if the Common Stock shall not be so listed, the average of the closing sales prices in the NASDAQ System on such day, or if there shall have been no sales in the NASDAQ System on such day, the average of the highest bid and lowest asked prices on the NASDAQ System on such day, or if the Common Stock shall not be quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If the Common Stock is listed on any domestic exchange the term "business days" as used in this paragraph shall mean business days on which such exchange is open for trading.

          If at any time the Common Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Issuer (giving due regard to any recent sales or valuations of Common Stock) or, if the holders of a majority of the Warrants shall, in the exercise of their sole discretion, object to such determination, as determined by appraisal pursuant to the following paragraph of this definition; provided, that if any valuation or appraisal has been made of the Issuer or its Common Stock for any reason within six months prior to any date as of which the Market Price is to be determined hereunder, then the Holders shall be entitled, at their option, to rely on such appraisal and such valuation or appraisal shall be binding on the Issuer unless any event shall have occurred since the date of such valuation or appraisal which, in the reasonable opinion of the Holders of a majority of the Warrants, manifestly affects the continued validity of such appraisal.

          If the Holders of a majority of the Warrants shall object to the determination of Market Price made by the Issuer's Board of Directors pursuant to the preceding paragraph, then Market Price shall be determined as of the end of the most recent complete fiscal quarter of the Issuer ended prior to the date of determination (taking into account actual performance subsequent thereto and projections for future periods), and shall be determined by appraisal as follows: Within fifteen (15) days after receipt by the Issuer of notice that an appraisal is desired, the Issuer and the Holders of a majority of the Warrants shall jointly appoint an appraiser for the purpose of determining Market Price. Such appraiser shall be an investment banking or advisory firm with experience in valuing companies of a comparable size, and in a comparable industry, as the Issuer, which investment banking or advisory firm shall be either a firm of recognized national standing or a regional firm of good national reputation. If there shall be a dispute as to the selection of such appraiser, then the appraiser shall be appointed by the American Arbitration Association upon application by the Issuer or the Holders of a majority of the Warrants. The Issuer and the Holders of a majority of the Warrants shall be afforded reasonable opportunities to discuss the appraisal with such appraiser. The determination of Market Price by such appraiser shall be final and binding upon the Issuer and the Holders of Warrants. The fees and expenses of the appraiser and, if any, of the American Arbitration Association, shall be borne by the Issuer unless the determination of Market Price by such appraiser is the same as the determination of Market Price made by the Board of Directors (or less favorable to the Holders), in which case the fees and expenses of such appraiser shall be borne equally by the Issuer and the Holders of Warrants.

          "Options" shall mean any warrants (including the Warrants), options (including options granted pursuant to any stock option plan), agreements or other rights to subscribe for or to purchase, directly or indirectly, shares of Common Stock (whether or not such warrants, options or other rights are immediately exercisable or are "in the money"). Options shall include any warrants, options or other agreements or rights to subscribe for or to purchase, directly or indirectly, Convertible Securities or other Options (whether or not such warrants, options or other rights are immediately exercisable or are "in the money") and agreements or plans under which the Issuer may issue Common Stock, Options or Convertible Securities in exchange for services of any kind, whether to be rendered by an employee, consultant, individual, entity or third party of any kind.

          "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, limited liability company, association, corporation, institution, entity, party, or government (whether national, federal, state, county, city, municipal or otherwise, including without limitation any instrumentality, division, agency, body or department thereof).

          "Securities Act" shall have the meaning given thereto in Section 11.

          "Settlement Closing" shall have the meaning given thereto in the Settlement Agreement.

          "Transaction" shall have the meaning given thereto in the Settlement Agreement.

          "Warrant" shall mean a Warrant certificate, in the form of Exhibit A hereto, and shall also mean the right upon exercise thereof to acquire one Warrant Share.

          "Warrant Office" shall mean the office or agency of the Issuer at which the Warrant Register shall be maintained and where the Warrants may be presented for exercise, exchange, substitution and transfer, which office or agency will be the office of the Issuer at 655 Montgomery Street, San Francisco, CA 94111. The Warrant Office may be changed by the Issuer pursuant to notice in writing to the registered Holders of the Warrants.

          "Warrant Register" shall mean the register, in the form of Exhibit B hereto, maintained by the Issuer at the Warrant Office.

          "Warrant Shares" shall mean the shares of Common Stock issuable or issued upon exercise of the Warrants, and any other Common Stock, Convertible Securities, capital stock, equity interest, or other securities issuable or issued in respect of Warrants or Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or other transaction of the character referred to in Section 9(e).

     SECTION 2A. Representations and Warranties. The Issuer hereby represents and warrants as follows:

          (a) the Issuer's authorized Capital Stock consists of 75,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, $.001 par value;

          (b) of such authorized shares of Common Stock, ________ shares of Common Stock are outstanding;

          (c) the Warrant Shares issuable to the Holders upon exercise of the Warrants would, if issued on the date hereof, represent the sum of (A) 50,000 Warrant Shares, plus (B) the greater of (x) 3.75% of the Fully-Diluted Common Stock on the day of the Settlement Closing (provided that the foregoing computation of Fully-Diluted Common Stock shall exclude up to 300,000 shares of Common Stock if, and to the extent that such shares of Common Stock are actually issued in connection with the consummation of the Transaction (and at the closing thereof) to certain legal representatives, investment banking representatives, and financing sources as payment for services rendered in connection with the Transaction, in lieu of a payment of cash; provided that the shares of Common Stock actually issued as aforesaid shall not be valued at less than $.50 per share based on the fair value of the services paid for by such issuance), and (y) 940,466 Warrant Shares (in each case in this clause (B) less such number of Warrants exercised from the date of the Settlement Agreement through the Settlement Closing);(5)

          (d) other than the Warrants and any Options or Convertible Securities taken into account in determining the number of shares referred to in
     Section 2A(c)(B) above, there are no outstanding Options or Convertible Securities or obligations to issue any Options or Convertible Securities; and

          (e) Schedule 2A(e) hereto correctly sets forth the outstanding Capital Stock of the Issuer, including Common Stock issuable upon exercise of Options or conversion or exchange of Convertible Securities.

----------
(5) With respect to the calculation of the number of Warrant Shares issuable to the Holders upon exercise of the Warrants on the date hereof as described in
Section 2A(c) above, the parties acknowledge and agree that the share amounts set forth in subparagraph (c) shall be adjusted consistent with the provisions of Section 9(a) (and with respect to the minimum valuation of $.50 per share, Section 9(d)) to reflect events occurring during the period commencing on the date of execution of the Settlement Agreement through and including the date hereof.

     SECTION 2B. Issuance of Warrants. The Warrants give the Holders the right to purchase [insert number from 2A(c)] shares of Common Stock, subject to adjustment as provided in Section 9. The Warrants shall be exercisable at any time until 5:00 P.M. (local time at the Warrant Office) on the Expiration Date.

     SECTION 3. Exercise Price. The price (the "Exercise Price") at which a Holder may purchase each Warrant Share issuable upon exercise of such Holder's Warrants shall be [insert the lowest of (i) $0.37 and (ii) the arithmetic average of the two lowest of the closing bid prices of the Common Stock as reported by NASDAQ on each of the three consecutive trading days immediately preceding the date of the Settlement Closing], provided that such exercise price shall be subject to adjustment as provided in Sections 8 and 9.(6)

     SECTION 4. Exercise of Warrants.

          (a) The rights represented by any Warrant issued pursuant hereto may be exercised by the Holder thereof, in whole or in part, by delivering to the Warrant Office:

               (i) the Warrant, together with a properly completed Election to Purchase in the form attached thereto;

               (ii) at the Holders' option, either a check or bank draft in the amount of the aggregate Exercise Price for the shares of Common Stock to be purchased, Common Stock, preferred stock, or Warrants or other securities of the Issuer having a Market Price equal to the aggregate Exercise Price for the shares of Common Stock to be purchased. For purposes of this Section 4: (I) the Market Price per share of Common Stock at any time shall be determined in accordance with the definition of Market Price, (II) the Market Price per Warrant at any time shall be the Market Price per share of Common Stock minus the Exercise Price then in effect, and (III) the Market Price of other securities shall be as reasonably determined by the Issuer's Board of Directors in accordance with the principles set forth in the definition of Market Price; and

               (iii) any representations or documents or information from the Holder of the Warrants that the Issuer may reasonably require in order comply with the requirements of the Securities Act with respect of such issuance and in order to comply with the provisions of Section 7(c) of this Agreement.

Upon such exercise the Issuer shall issue and deliver to or to the order of the registered Holder(s) of such Warrant, and in such name or names as such registered Holder(s) may designate, one or more stock certificate(s) for the Warrant Shares to be issued upon such exercise of such Warrant. Any person(s) so designated to be named therein shall be deemed to have become the Holder(s) of record of such Warrant Shares as of the date of delivery to the Issuer at the Warrant Office of the Warrant and the Exercise Price therefor as provided in clauses (i) and (ii) above.

----------
(6) With respect to the calculation of Exercise Price, the parties acknowledge and agree that appropriate adjustments shall be made consistent with the provisions of Section 9(d), and consistent with the adjustments set forth in
Note 1.

          (b) If a Warrant is exercised in part at any time, a new Warrant or Warrants shall be issued for the unexercised portion of such Warrant. Each new Warrant so issued shall bear any legend required by Section 11.3 of the Purchase Agreement, if the Warrant presented in connection with a partial exercise thereof bore such legend. All Warrants surrendered upon exercise shall be canceled.

          (c) The Issuer will pay all taxes (other than any applicable income or similar taxes payable by the Holders) attributable to the initial issuance of Warrant Shares upon the exercise of the Warrants; provided, that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue of any Warrant or any certificate for Warrant Shares in a name other than that of the registered Holder of the Warrant surrendered for exercise.

     SECTION 5. Registration, Transfer and Exchange of Certificates.

          (a) The Issuer shall maintain at the Warrant Office a Warrant Register for registration of the Warrants and transfers thereof. The Issuer may deem and treat the registered Holder(s) of the Warrants as the absolute owner(s) thereof for the purpose of any exercise thereof or any distribution to the Holder(s) thereof, and for all other purposes.

          (b) The Issuer shall register the transfer of any outstanding Warrant in the Warrant Register upon surrender to the Issuer at the Warrant Office of such Warrant, accompanied (if so required by it) by one or more duly executed instruments of transfer in form satisfactory to the Issuer. Upon any such registration of transfer, one or more new Warrant(s) evidencing such transferred Warrant shall be issued to the transferee(s) and the surrendered Warrant shall be canceled. If less than all of a surrendered Warrant is to be transferred, new Warrant(s) shall be issued to the surrendering Holder evidencing the remaining balance of the surrendered Warrant.

          (c) Each Warrant may, at the option of the Holder(s) thereof, be surrendered to the Issuer at the Warrant Office to be exchanged for one or more new Warrants of like tenor and exercisable in the aggregate for a like number of Warrant Shares. Warrants surrendered for exchange shall be canceled.

          (d) No charge shall be made for any such transfer or exchange except for any tax or other governmental charge imposed in connection therewith. Except as provided in Section 11 or 12 of the Purchase Agreement, each Warrant issued upon transfer or exchange shall bear any legend required by
     Section 11.3 of the Purchase Agreement if the Warrant presented for transfer or exchange bore such legend.

     SECTION 6. Mutilated or Missing Warrant. If any Warrant is mutilated, lost, stolen or destroyed, the Issuer shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing rights to acquire an equivalent share in the Issuer, but only upon receipt of evidence satisfactory to the Issuer of such loss, theft or destruction of such Warrant and, if requested, indemnity satisfactory to it. No service charge shall be made for any such substitution, but all reasonable charges associated with any stamp, tax or other governmental duty that may be imposed in relation thereto shall be borne by the Holder of such Warrant. Each Warrant issued in any such substitution shall bear any legend required by Section 11.3 of the Purchase Agreement if the Warrant for which such substitution was made bore such legend.

     SECTION 7. Reservation and Issuance of Warrant Shares; Governmental Approvals and Stock Exchange Listings.

          (a) The Issuer will at all times have authorized, and reserve and keep available, free from pre-emptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the aggregate Warrant Shares issuable upon exercise of all outstanding Warrants.

          (b) The Issuer covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable and free from all taxes with respect to the issuance thereof and from all liens, charges and security interests created by the Issuer.

          (c) The Issuer will, at its own expense, (i) obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities which may from time to time be required of the Issuer in order to issue Warrant Shares upon exercise of the Warrants, and otherwise to perform its obligations hereunder, and (ii) take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchange, if any, on which shares of the Common Stock of the Issuer are then listed.

     SECTION 8. Dividends and Distributions. In the event that the Issuer declares a stock split, stock dividend, or dividend of any kind, whether in cash, securities or other property, upon the Common Stock (including any dividend payable in Common Stock, Options or Convertible Securities), then, at the option of each Holder of Warrants:

          (i) lawful and adequate provisions shall be made whereby the Issuer shall maintain in reserve and available such dividend property, and such Holder shall thereafter have the right to purchase and/or receive, as the case may be, upon exercise of its Warrants (on the terms and conditions specified in this Agreement, and in addition to the Warrant Shares purchasable by such Holder immediately prior to the declaration of such dividend), such shares of stock, securities or property as are distributable with respect to outstanding shares of Common Stock equal to the number of Warrant Shares purchasable by such Holder immediately prior to such declaration, to the end that the provisions hereof (including without limitation provisions for adjustments of the number of shares receivable upon exercise) shall thereafter be applicable, as nearly as may be, in relation to such shares of stock, securities or property; or

          (ii) the Exercise Price of such Holder's Warrants shall be reduced by the per share amount of such dividend.

     SECTION 9. Adjustment of Number of Warrant Shares Purchasable and Exercise Price. Prior to the Expiration Date, the number of Warrant Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 9, and the Exercise Price is subject to adjustment as provided in Section 9(d).

          (a) In the event that the Issuer shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock in shares or other securities of the Issuer, other than a dividend described in Section 8 hereof, (ii) split or subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or
     (iv) issue by reclassification of its Common Stock any shares or other securities of the Issuer (other than as a result of a change from par to no par value stock or from no par to par value stock or with respect to an issuance pursuant to Section 8 hereof); then, in each such event, the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the holder shall be entitled to receive the kind and number of such shares or other securities of the Issuer which the holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event (or any record date with respect thereto). Such adjustment shall be made whenever any of the events listed above shall occur. Without limiting the foregoing, if, at any time after the date of this Agreement, the Issuer shall merge or consolidate (or the Issuer shall enter into a transaction substantially similar in purpose or effect to a merger or a consolidation) with an Affiliate and following such merger or consolidation or substantially similar transaction, the Issuer is the surviving entity (an "Affiliated Transaction"), an adjustment to the number of Warrant Shares issuable to the Holders upon exercise of the Warrants (the "Issuable Warrant Shares") shall be made such that the ratio of (x) Issuable Warrant Shares to Fully-Diluted Common Stock immediately prior to such Affiliated Transaction shall be identical to (y) the ratio of Issuable Warrant Shares to Fully-Diluted Common Stock immediately following such Affiliated Transaction. An adjustment made pursuant to this Section 9(a) shall become effective immediately after the effective date of the event retroactive to the record date, if any, for the event.

          (b) No adjustment in the number of Warrant Shares shall be required unless such adjustment would require an increase or decrease of at least 1% in the aggregate number of Warrant Shares purchasable upon exercise of all Warrants provided that any adjustments which by reason of this Section 9(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, however, that notwithstanding the foregoing, all such adjustments shall be made no later than three years from the date of the first event that would have required an adjustment but for this Section 9(b). All calculations under this Section 9 shall be made to the nearest cent or to the nearest hundredth of a share, as the case may be.

          (c) If at any time, as a result of an adjustment made pursuant to this
     Section 9, the Holder of any Warrant thereafter exercised shall become entitled to receive any securities of the Issuer other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 9, and the provisions of this Agreement with respect to the Warrant Shares shall apply on like terms to such other securities.

          (d) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, the Exercise Price per Warrant Share payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares purchasable immediately after such adjustment.

          (e) In the event of any capital reorganization of the Issuer, or of any reclassification of the Common Stock (other than a reclassification referred to in Section 9(a)(iv) above), or in case of the consolidation of the Issuer with or the merger of the Issuer with or into any other corporation or of the sale of the properties and assets of the Issuer as, or substantially as, an entirety to any other corporation, each Warrant shall, after such capital reorganization, reclassification of Common Stock, consolidation, merger or sale, and in lieu of being exercisable for Warrant Shares, be exercisable, upon the terms and conditions specified in this Amended and Restated Warrant Agreement, for the number of shares of stock or other securities or assets to which a holder of the number of Warrant Shares purchasable (at the time of such capital reorganization, reclassification of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this
     Section 9 with respect to the rights thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as they may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of the Warrants. The Issuer shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Issuer) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the holder of each Warrant the shares of stock, securities or assets to which, in accordance with the foregoing provisions, such holder may be entitled and all other obligations of the Issuer under this Amended and Restated Warrant Agreement. The provisions of this Section 9(e) shall apply to successive reorganizations, reclassifications, consolidations, mergers and sales.

          (f) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of the Warrants, any Warrant certificate theretofore or thereafter issued may continue to express the same Exercise Price per share and number and kind of shares as are stated on the Warrant certificates initially issuable pursuant to this Agreement.

          (g) If any question shall at any time arise with respect to the adjusted Exercise Price of the Warrants or the number of Warrant Shares issuable upon exercise of the Warrants, such question shall be determined by an investment banking or advisory firm of the type described in, and selected in the manner provided in, the last paragraph of the definition of "Market Price". The Issuer and the Holders of a majority of the Warrants shall be afforded reasonable opportunities to discuss matters relating to such adjustment with such firm. The determination of such firm shall be final and binding upon the Issuer and the Holders of Warrants. The fees and expenses of such firm (and any incurred in the selection of such firm) shall be borne by the Issuer unless the computation by such firm of such adjusted Exercise Price or number of Warrant Shares is the same as the computations thereof made by the Issuer (or less favorable to the Holders), in which case the fees and expenses of such firm shall be borne equally by the Issuer and the Holders of Warrants.

     SECTION 10. Notices to Warrant Holders. (a) Upon any adjustment of the Exercise Price or number of Warrant Shares issuable upon exercise pursuant to
Section 9, the Issuer shall promptly, but in any event within 10 Business Days thereafter, cause to be given to each of the registered holders of the Warrants, at its address appearing on the Warrant Register by first-class mail, postage prepaid, a certificate signed by its chief financial officer setting forth the Exercise Price as so adjusted and/or the number of shares of Common Stock issuable upon the exercise of each Warrant as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 10.

          (b) In case at any time the Issuer proposes:

               (i) to declare a cash dividend upon Common Stock;

               (ii) to declare or pay, or set apart any funds for the payment of, any dividends on any shares of its Common Stock or make any other Distribution (as defined in the Purchase Agreement) to the holders of its Common Stock;

               (iii) to apply any of its funds, property or assets to, or set apart any funds, property or assets for, the purchase, redemption or retirement of, or make any Distribution, by reduction of capital or otherwise, in respect of any of its shares of Common Stock or in respect of any Options or Convertible Securities exercisable or exchangeable for or convertible into shares of Common Stock, whether now or hereinafter outstanding;

               (iv) to offer for subscription pro rata to the holders of any of its capital stock or Convertible Securities any additional shares of stock of any class or other rights;

               (v) to effect any capital reorganization, or reclassification of the Capital Stock of the Issuer, or consolidation or merger of the Issuer with another Person, or sale or other disposition of greater than 25% of the net value of its assets; or

               (vi) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Issuer,

then, in any one or more of said cases, the Issuer shall give the Holder of any Warrant (x) at least 10 Business Days' (but not more than 90 days') prior written notice of the date on which the books of the Issuer shall close or a record shall be taken for such dividend, redemption, Distribution or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (y) in the case of any such issuance, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 Business Days'

(but not more than 90 days') prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (x) shall also specify, in the case of any such dividend, redemption, Distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (y) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. The failure to give the notice required by this Section 10 or any defect therein shall not affect the legality or validity of any Distribution, right, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

     SECTION 11. Securities Law Matters; Transfers; Rule 144 and Rule 144A Covenants.

          (a) The provisions of Section 11 (Securities Law Matters) and 12 (Transfers) of the Purchase Agreement are hereby incorporated by reference herein as if set forth in full herein.

          (b) With a view to making available certain rules and regulations of the Securities and Exchange Commission (the "Commission") which may permit the sale of Warrants and Warrant Shares without registration, the Issuer agrees that at any time when its securities are registered under that Securities and Exchange Act of 1934 (the "Exchange Act") that it will:

               (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or any successor provision thereto;

               (ii) so long as Rule 144A is available to the Holders, make and keep available the information specified in Rule 144A(d)(4) under the Securities Act or any successor provision thereto;

               (iii) file with the Commission in a timely manner all reports and other documents required of the Issuer under the Exchange Act; and

               (iv) furnish to each Holder upon request a written statement by the Issuer as to its compliance with the information or reporting requirements of Rule 144 and Rule 144A or any successor provision thereto, and of the Securities Act and the Exchange Act, and a copy of the most recent annual or quarterly report of the Issuer filed with the Commission.

     SECTION 12. Registration Rights. The parties hereto agree to be bound by the provisions of Exhibit C hereto as if such provisions were set forth in full herein.

     SECTION 13. Covenants of Issuer. So long as any Holder shall hold a Warrant or any Warrant Shares, the Issuer shall abide by all of the covenants and agreements set forth in the

Purchase Agreement, other than those set forth in the following Sections of the Purchase Agreement: Sections 3.1 through 3.5, 6.1 through 6.7, 6.8(a) and (b),
6.9 through 6.14, 7.1 through 7.8, 7.9(a), the provisions regarding Distributions (as such term is defined in the Purchase Agreement) on the Trust Preferred Securities (as such term is defined in the Settlement Agreement) set forth in 7.9(c) but only as they related to dividend distributions (provided that the Issuer shall no longer have any obligations under the remaining provisions of Section 7.9(c), such remaining obligations to be the obligation of the holder of the Trust Preferred Securities subject to the Amended and Restated Option Agreement (as such term is defined in the Settlement Agreement)), 7.10 through 7.13, 7.15 through 7.19, 9.1 and 9.2. So long as any Holder shall hold a Warrant or any Warrant Shares, the Issuer shall not, unless the Warrant Shares are eligible for sale under Rule 144 without regard to any volume limitations thereunder, without the prior written consent of the Holders of a majority of the Warrant Shares issued or issuable upon exercise of all outstanding Warrants, enter into any agreement with any holder or prospective holder of any securities of the Issuer which would allow such holder or prospective holder to include such securities in any registration referred to in Section 12 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the number of Warrant Shares which are included.

     SECTION 14. Effectiveness of Certain Provisions of the Purchase Agreement. Any Holder shall be deemed a "Purchaser" under, and as that term is defined in, the Purchase Agreement.

     SECTION 15. Amendments and Waivers. Any provision of this Agreement may be amended, supplemented, waived, discharged or terminated by a written instrument signed by the Issuer and the Holders of a majority of the Warrant Shares issued or issuable upon exercise of all outstanding Warrants; provided, that the Exercise Price may not be increased, the number of shares of Common Stock issuable upon exercise of the Warrants may not be reduced, the Expiration Date may not be changed to an earlier date and this Section may not be amended except with the consent of each Holder which would be affected thereby.

     SECTION 16. Provisions of Other Agreements. Whenever the Purchase Agreement or any provision thereof is referred to herein or in any instrument furnished hereunder as expressing or constituting a covenant, term, condition or limitation of this Agreement or of such instrument or as expressing or constituting a representation herein or therein (a) any such provision shall be regarded as though incorporated herein or therein at length, (b) except as otherwise provided herein or in such instrument the terms used in such agreement or the provision thereof referred to shall have the meanings set forth in such agreement, and (c) any covenant or other provision incorporated herein by reference from such agreement shall continue in effect for the benefit of the Holders so long as this Agreement shall remain in effect. Except as otherwise specifically provided herein, and except for amendments or modifications to which the Holders consent in writing in accordance with Section 15, no modification of or amendment to, or waiver or termination of, any provision of any of said agreement and no payment of the indebtedness outstanding thereunder or satisfaction or cancellation thereof, or termination of said agreement, shall modify, amend, waive, terminate or otherwise affect any provision thereof as referred to in this Agreement or in any instrument furnished hereunder, which provision, for the purpose of this Agreement and such instrument, shall remain unmodified and in full force and effect.

     SECTION 17. Specific Performance. The Holders of the Warrants and/or Warrant Shares shall have the right to specific performance by the Issuer of the provisions of this Agreement. The Issuer hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Issuer for specific performance of this Agreement by the Holders.

     SECTION 18. Notices. All notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given or made, and all financial statements, information and the like required to be delivered hereunder shall be deemed to have been delivered, either (a) three (3) Business Days after deposited in the United States certified mail, return receipt requested, with postage prepaid, or (b) one (1) Business Day after delivery to a nationally recognized courier, designated for overnight delivery with all fees prepaid, in either case addressed to the Issuer at the Warrant Office, Attn: Chief Executive Officer, and to the Holders at their respective addresses set forth on the Warrant Register, or to such other address as any of them shall specify in writing to the others. The Issuer shall cause the Warrant Register to contain current addresses for each of the Holders.

     SECTION 19. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Issuer, its successors and assigns, the Holders and the registered Holders from time to time of the Warrants and the Warrant Shares.

     SECTION 20. Termination. This Agreement shall terminate and be of no further force and effect at the close of business on the Expiration Date or the date on which none of the Warrants shall be outstanding, except that the provisions of Sections 15 (Amendments and Waivers), 17 (Specific Performance), 18 (Notices), 19 (Binding Effect; Assignability), 17 (Termination) and 22 (Governing Law) shall continue in full force and effect after such termination.

     SECTION 21. Counterparts. This Agreement may be executed in one or more separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 22. Governing Law. This Agreement and each Warrant shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 23. Effective Date. For purposes of this Agreement, all of the provisions set forth herein shall be deemed to be effective as of November 15, 2001.

     SECTION 24. Headings. The headings of the sections of this Agreement and Exhibits (as defined below) hereto are included for convenience of reference only and shall not form a part of this Agreement or such Exhibits. As used herein, the term "Exhibits" shall mean collectively Exhibit A, the form of Warrant, Exhibit B, the Warrant Register, and Exhibit C, Registration Rights attached hereto.

      [Remainder of page intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Warrant Agreement of U.S. Home & Garden Inc. to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                                     Issuer:

                                     U.S. HOME & GARDEN INC.

                                     By:
                                         ----------------------------------
                                         Name/Title:


                                     Holders:

                                     By:
                                         ----------------------------------

                                     By:
                                         ----------------------------------

                                     By:
                                         ----------------------------------

                                                                       EXHIBIT A
                                       TO AMENDED AND RESTATED WARRANT AGREEMENT

                                [FORM OF WARRANT]

THIS WARRANT AND THE UNDERLYING SHARES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT. IN ADDITION, THIS WARRANT AND THE UNDERLYING SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED WARRANT AGREEMENT DATED ___________, 200_ BETWEEN THE ISSUER AND THE INITIAL HOLDERS OF THE WARRANTS THEREIN NAMED, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                     WARRANT

                           to Purchase Common Stock of

                             U.S. HOME & GARDEN INC.

No. WS-                                                       ____________, 20__

     This Warrant certifies that , or registered assigns, is the registered holder of a warrant (the "Warrant") to purchase from U.S. HOME & GARDEN INC., a Delaware corporation (the "Issuer"), up to _______ shares of the Issuer's Common Stock, $.001 par value ("Common Stock"), subject to adjustment as provided in the Amended and Restated Warrant Agreement referred to below). This Warrant may be exercised at any time prior to 5:00 P.M., local time of the Warrant Office, on the Expiration Date (as defined in the Amended and Restated Warrant Agreement), by surrender of this Warrant, execution and delivery of an Election to Purchase in the form attached hereto and payment of the Exercise Price at the office of the Issuer at 655 Montgomery Street, San Francisco CA 94111, or such other address as the Issuer may specify in writing to the registered holder of this Warrant (the "Warrant Office").

     The aggregate Exercise Price for the shares of Common Stock being purchased may be paid by delivery of either (i) a certified check or bank draft or (ii) certain stock, notes or securities of the Issuer or the Company, all as provided in Section 4(a) of the Amended and Restated Warrant Agreement.

     The Issuer may deem and treat the registered holder(s) of this Warrant as the absolute owner(s) hereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder(s) hereof, and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

     This Warrant is one of the Warrants referred to in the Amended and Restated Warrant Agreement dated as of ___________, 200_ between the Issuer and the initial Holders named therein (the "Amended and Restated Warrant Agreement") entered into from and as of November 15, 2001 in connection with the Settlement Agreement. The Amended and Restated Warrant Agreement is hereby incorporated by reference in and made a part of this Warrant and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities of the Issuer and the Holder. Unless otherwise defined herein, all capitalized terms used in this Warrant have the meanings assigned to them in or pursuant to the Amended and Restated Warrant Agreement.

     IN WITNESS WHEREOF, the Issuer has caused this Warrant to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.

                                     U.S. HOME & GARDEN INC.

                                     By:
                                         ----------------------------------
                                         Name
                                         Title:

(CORPORATE SEAL)

ATTEST:


----------------------------------
                       , Secretary

                                                                         ANNEX I
                                                                      TO WARRANT

                                    [Form of]

                              ELECTION TO PURCHASE

                    [To be executed upon exercise of Warrant]

     The undersigned hereby elects to exercise the right, represented by the attached Warrant of U.S. Home & Garden Inc., a Delaware corporation (the "Issuer"), to purchase _____ shares of Common Stock of the Issuer ("Warrant Shares"), and further elects to pay the aggregate Exercise Price therefor by delivery of [a check or bank draft] [stock, notes or securities of the Issuer or the Company], as provided in Section 4(a) of the Amended and Restated Warrant Agreement referred to in the attached Warrant.

     The undersigned requests that a certificate for such Warrant Shares be registered in the name of _______________ whose address is ______________ and that such certificate be delivered to _______________ whose address is
_______________.

     If said number of Warrant Shares is less than all of the Warrant Shares purchasable under the attached Warrant, the undersigned requests that a new Warrant representing the remaining balance of the Warrant Shares be registered in the name of _________________ whose address is _________________ and that such Warrant be delivered to __________________ whose address is
_________________.

                              Signature:
                                        ----------------------------------------
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Date:_______________, 20___

                                    EXHIBIT B
                    TO AMENDED AND RESTATED WARRANT AGREEMENT

                             U.S. HOME & GARDEN INC.

                                Warrant Register

   Warrant                                                    Original No. of
Certificate No.             Name and Address of Holder         Warrant Shares
---------------             --------------------------         --------------

      NW-1
      NW-2
      NW-3
                         555 Madison Avenue, 30th Floor
                         New York, NY 10022
                           27.1  Attn: Gregory W. Cashman

                         Telecopier No.: 212-750-5505
                                                             TOTAL: XXXXX
                                                                    =====

                                                                       EXHIBIT C
                                                             REGISTRATION RIGHTS

     SECTION 1. Definitions. The following term used in this Exhibit C shall have the meanings indicated below:

     "Registrable Securities" shall mean (i) the Warrants and Warrant Shares and
(ii) Common Stock and any other capital stock, equity interest or other securities issuable or issued by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or other transaction of the character referred to in
Section 9(b) of the Amended and Restated Warrant Agreement; provided, however, that Issuer shall have no obligation to register any Warrants, and each holder of Warrants who desires to include in a registration any shares of Common Stock issuable upon exercise of such Warrants will (if requested to do so by ISSUER) exercise all or part of its Warrants prior to the effectiveness of such registration as required to permit the inclusion therein of such underlying shares.

     SECTION 2. Registration.

     (a) Incidental Registration Rights. In the case of any proposed registration of Common Stock or other securities of Issuer under the Securities Act, whether or not for sale for its own account, on any form which can include Registrable Securities (other than Form S-8 or S-4 or successor forms), Issuer will give at least 30 days' prior written notice of the filing thereof to all Holders.

          (1) Issuer's notice shall afford the Holders an opportunity to elect within 15 days after receipt thereof to include in such filing all or any part of their Registrable Securities; provided, that, in the case of an underwritten public offering, the managing underwriter administering such offering may reduce the number of Registrable Securities to be included in such offering if, in the reasonable opinion of such managing underwriter, the inclusion in such offering of all Registrable Securities requested to be registered would materially and adversely affect the marketing of the entire offering (the number of Registrable Securities to be included in such offering being herein referred to as the "Permissible Securities"). If the aggregate number of Registrable Securities which the Holders thereof desire to include in such filing exceeds the number of Permissible Securities, then each such Holder shall be entitled to include that number of Registrable Securities which bears the same ratio to the number of Permissible Securities (other than Permissible Securities offered and sold by the Issuer) as the number of Registrable Securities such Holder desires to include bears to the number of Registrable Securities all such Holders desire to include.

          (2) Issuer agrees that any Holder entitled to include Registrable Securities in any such registration may assign or transfer such right to include such Registrable Securities to any other Holder or Holders.

          (3) Issuer shall be obligated under this Section 2(a) to afford the Holders the right to participate in each and every such registration taking place until all Registrable Securities have been included in registrations and sold or sold pursuant to Rule 144.

     (b) Short Form Registrations. In addition to the registration rights provided in Section 2(a) above, the holders of a majority of the Registrable Securities shall be entitled to request by written notice to Issuer from time to time that Issuer register the offering and sale of all or a portion of the Registrable Securities on Form S-3 (or any successor or similar short form registration), provided that Issuer is eligible for such registration. Upon receipt of such written notice, if Issuer is then eligible to use Form S-3 (or any successor or similar short form registration), Issuer will thereupon notify all other Purchasers of such request. Upon the written request of any such other Purchasers after receipt from Issuer of such notification, Issuer will use its best efforts to cause such of the Registrable Securities as may be requested by any Purchasers (including the Purchaser giving the initial notice of intent to register hereunder) to be registered under the Securities Act in accordance with the terms of this Section 2. Issuer will use its best efforts to qualify for use of a registration statement on Form S-3 (or any successor or similar short form registration) as early as practicable. Issuer shall not be required to file more than one registration statement pursuant to this Section 2(b) in any 12 month period or more than two registration statements pursuant to this Section 2(b) in all.

     (c) Expenses of Registration. The costs and expenses of all registrations and qualifications under the Securities Act and applicable state securities laws and of all other actions, which Issuer is required to take or effect pursuant to this Section 2 (including without limitation all registration and filing fees, printing expenses and reasonable fees and disbursements of counsel) shall be paid by Issuer, except that the Holders shall bear their pro rata share of any underwriting discount or commission, or other similar selling expenses; provided, that Issuer shall not be required to pay the fees and expenses of more than one counsel for the selling Holders.

     (d) Opinion of Counsel as Alternative. The registration rights granted to the Holders under this Section 2 shall be subject to the condition that any registration of Registrable Securities proposed to be effected need not be effected if Issuer shall deliver to the Holders requesting such registration an opinion, satisfactory to such Holders and their counsel, of Blank Rome Comisky & McCauley LLP or other counsel satisfactory to such Holders to the effect that the proposed sale or disposition for which registration was requested does not require registration under the Securities Act, but such opinion shall not rely on the availability of sales utilizing the provisions of Rule 144 if doing so would impose on the Holder any volume restrictions, or any pre-sale notification or similar restriction on the free sale of the Registrable Securities. Issuer hereby indemnifies the Holders, and each of them, against and holds them harmless from all damages, losses, liabilities (including liability for rescission), costs and expenses which they may incur under the Securities Act or otherwise by reason of their proceeding in accordance with such opinion of counsel.

     (e) Issuer's Registration Obligations. If and whenever Issuer is obligated by the provisions of this Section 2 to effect the registration of any Registrable Securities under the

Securities Act, as expeditiously as reasonably possible Issuer will, or will use its best efforts to, as the case may be, to:

          (1) Prepare and file with the SEC a registration statement with respect to such Registrable Securities.

          (2) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of the sale of all Registrable Securities covered thereby and the expiration of a period of nine months after the date such registration statement became effective (except that any registration statement on Form S-3 or similar short-form shall be maintained for not less than two years), and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement.

          (3) Furnish to each selling Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request.

          (4) Register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions (subject to the approval of any managing underwriter involved) as the selling Holders shall request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that Issuer shall not be obligated, by reason thereof, to qualify as a foreign corporation or subject itself to taxation as doing business in any such jurisdiction.

          (5) Notify the selling Holders and their counsel promptly after Issuer shall receive notice that any registration statement, supplement or amendment has become effective, or that any registration statement is required to be amended or supplemented, or that any stop order has been issued.

     (f) Indemnification. Issuer agrees to indemnify and hold harmless each Holder, its officers or directors, affiliates and each Person, if any, who controls such Holder within the meaning of the Securities Act, from and against any losses, claims, damages, liabilities and expenses (under such Act, at common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact or omission to state a material fact required to be stated or necessary to make the statements therein not misleading in any registration statement or preliminary or final prospectus or filing for state registration or qualification, or any amendment or supplement thereto, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement contained in or omission from information furnished in writing to Issuer by such Holder expressly for use therein.

     (g) Agreement as to Underwriters. If the offering pursuant to any registration statement provided for under this Section 2 is made, at the election of Issuer, through underwriters, Issuer agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person who controls such underwriters within the meaning of the Securities Act, to the same extent as provided in Section 2(f) with respect to the indemnification of a Holder.

     (h) No Special Audit. Issuer shall not be required to conduct any special audit (or any audit not in the ordinary course of its business) in connection with any registration hereunder.

                                 Schedule 2A(e)

                     Schedule of Fully-Diluted Common Stock

                                                                 To be provided.

                      Exhibit 9A (USHG - Golub on Signing)
                                 GENERAL RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN KNOW THAT:

     U.S. Home & Garden Inc., a Delaware corporation and Easy Gardener, Inc., a Delaware corporation, and for and on behalf of each of their respective employees, subsidiaries, parent, affiliates, officers, directors, heirs, executors, administrators, successors and assigns, in their capacities as such, collectively "RELEASORS," in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration received from LEG Partners Debenture SBIC, L.P., a Delaware limited partnership (and the transferee of all of the rights title and interest of LEG Partners III, L.P.), LEG Partners III, L.P., a Delaware limited partnership, LEG Partners III SBIC, L.P., a Delaware limited partnership, LEG Co-Investors, LLC, a Delaware limited liability company, 555 Madison Investors II, LLC (f/k/a LEG Co-Investors II, LLC), a Delaware limited liability company, 555 Madison Investors, LLC, a Delaware limited liability company, Golub Associates LLC, a New York limited liability company and Golub Associates Incorporated, a New York corporation (collectively, the "Golub Parties"), receipt whereof is hereby acknowledged, unconditionally and irrevocably and irrespective of any future events release and forever discharge each of the Golub Parties and each of their respective officers, directors, affiliates, shareholders (whether past or present), parents, subsidiaries, heirs, executors, administrators, successors, assigns and employees, in their capacities as such, (collectively, the "RELEASEES"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity (collectively, "Claims"), which against the RELEASEES, the RELEASORS ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE, except for Claims arising out of (a) the obligations of the Golub Parties that accrue after the date hereof under the Settlement Agreement dated as of November 1, 2002, by and among the RELEASORS and the Golub Parties (the "Settlement Agreement") and (b) the obligations of Golub Associates LLC that accrue after the date hereof under the Consulting Agreement (as defined in the Settlement Agreement).

     Each of the RELEASORS further agrees that it has not and will not file or institute any civil actions, complaints, or any other proceeding against any RELEASEE before any court, administrative agency or any other forum based upon or arising out of any Claims that it has against such RELEASEE other than the matters set forth in the exception clause of the preceding paragraph. Each of the RELEASORS further agrees not to participate and to waive any right to participate in any charge or complaint which may be made by any other person or organization on such RELEASOR'S behalf before any federal, state or local court or administrative agency against any RELEASEE except as such waiver is prohibited by law and except to the extent that such participation is pursuant to subpoena or order of a court of competent jurisdiction. Should any charge be filed, each such RELEASOR agrees that it will not accept any relief or recovery therefrom.

     Each of the RELEASORS hereby represents and warrants that it has not assigned or otherwise transferred (voluntarily, involuntarily or by operation of law) any right, title or interest in any Claim which it has, may have or may have had and which is the subject of this RELEASE.

     In this RELEASE the use of the singular shall include the plural and the use of the plural shall include the singular.

     This RELEASE can only be changed in a writing executed by the RELEASORS and RELEASEES.

     IN WITNESS WHEREOF, the RELEASORS have executed this RELEASE on November 1, 2002.

                                        U.S. HOME & GARDEN INC.

                                        By:
                                            --------------------------
                                            Name:
                                            Title:


                                        EASY GARDENER, INC.

                                        By:
                                            --------------------------
                                            Name:
                                            Title:

STATE OF       )
               :  ss.:
COUNTY OF      )

     On the _____ day of ____________, 2002, before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he is the __________of U.S. Home & Garden Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               :  ss.:
COUNTY OF      )

     On the _____ day of ____________, 2002, before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he is the __________of Easy Gardener, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                        -----------------------------
                                        Notary Public

                 Exhibit 9B (Golub - USHG on Settlement Closing)

                                 GENERAL RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN KNOW THAT:

     LEG Partners Debenture SBIC, L.P., a Delaware limited partnership (and the transferee of all of the rights title and interest of LEG Partners III, L.P.), LEG Partners III, L.P., a Delaware limited partnership, LEG Partners III SBIC, L.P., a Delaware limited partnership, LEG Co-Investors, LLC, a Delaware limited liability company, 555 Madison Investors II LLC (f/k/a LEG Co-Investors II,
LLC), a Delaware limited liability company, 555 Madison Investors, LLC, a Delaware limited liability company, Golub Associates LLC, a New York limited liability company ("Golub LLC") and Golub Associates Incorporated, a New York corporation, and for and on behalf of each of their respective employees, subsidiaries, parents, affiliates, officers, directors, heirs, executors, administrators, successors and assigns, in their capacities as such, collectively "RELEASORS," in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration received from U.S. Home & Garden Inc., a Delaware corporation ("USHG") and Easy Gardener, Inc., a Delaware corporation ("EGI"), receipt whereof is hereby acknowledged, unconditionally and irrevocably and irrespective of any future events release and forever discharge each of USHG and EGI and each of their respective officers, directors, affiliates, shareholders (whether past or present), parents, subsidiaries, heirs, executors, administrators, successors, assigns and employees, in their capacities as such, (collectively, "RELEASEES"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity (collectively, "Claims"), which against the RELEASEES, the RELEASORS ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE, except for the obligations of the RELEASEES that accrue on or after the date hereof under (a) the Settlement Agreement dated as of November 1, 2002, by and among the RELEASORS, USHG and EGI (the "Settlement Agreement"); (b) the Amended and Restated Warrant Agreement and Warrant (each as defined in the Settlement Agreement), (c) the Note Purchase Agreement (as defined in the Settlement Agreement) as amended by the Settlement Agreement, (d) the Settlement Option Agreements and the Settlement Options (each as defined in the Settlement Agreement), and (e) the Consulting Agreement (as defined in the Settlement Agreement).

     Each of the RELEASORS further agrees that it has not and will not file or institute any civil actions, complaints, or any other proceeding against any RELEASEE before any court, administrative agency or any other forum based upon or arising out of any Claims that it has against such RELEASEE other than the matters set forth in the exception clause of the preceding paragraph. Each of the RELEASORS further agrees not to participate and to waive any right to participate in any charge or complaint which may be made by any other person or organization on such RELEASOR'S behalf before any federal, state or local court or administrative agency against any RELEASEE except as such waiver is prohibited by law and except to the extent that such participation is pursuant to subpoena or order of a court of competent jurisdiction. Should any charge be filed, each such RELEASOR agrees that it will not accept any relief or recovery therefrom.

     Each of the RELEASORS hereby represents and warrants that it has not assigned or otherwise transferred (voluntarily, involuntarily or by operation of law) any right, title or interest in any Claim which it has, may have or may have had and which is the subject of this RELEASE.

     In this RELEASE the use of the singular shall include the plural and the use of the plural shall include the singular.

     This RELEASE can only be changed in a writing executed by the RELEASORS and RELEASEES.

     IN WITNESS WHEREOF, the RELEASORS have executed this RELEASE on _________, 200_.


                              LEG PARTNERS DEBENTURE SBIC, L.P.

                              By:  Golub Debenture GP, LLC, its General Partner

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Vice President


                              LEG PARTNERS III, L.P.

                              By:  Golub GP III, LLC

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Authorized Signatory


                              LEG PARTNERS III SBIC, L.P.

                              By:  Golub PS-GP, LLC, its general partner

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Vice President

                              LEG CO-INVESTORS, LLC

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Authorized Signatory


                              555 MADISON INVESTORS II LLC

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Authorized Signatory


                              555 MADISON INVESTORS, LLC

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Manager


                              GOLUB ASSOCIATES LLC

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Authorized Signatory


                              GOLUB ASSOCIATES INCORPORATED

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Principal

STATE OF       )
               :  ss.:
COUNTY OF      )

     On this _____ day of ______, 200_, before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he is the _____________________ of Golub Debenture GP, LLC, the general partner of LEG Partners Debenture SBIC, L.P., a Delaware limited partnership described in and which executed the above instrument; and that he signed his name thereto, being duly authorized so to do by his co-partners in said partnership.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               :  ss.:
COUNTY OF      )

     On this _____ day of ______, 200_, before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he is the _____________________ of Golub GP III, LLC, the general partner of LEG Partners III, L.P., a Delaware limited partnership described in and which executed the above instrument; and that he signed his name thereto, being duly authorized so to do by his co-partners in said partnership.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               :  ss.:
COUNTY OF      )

     On this _____ day of ______, 200_, before me personally came
_____________________ to me known, who, being by me duly sworn, did depose and say that he is the _____________________ of Golub PS-GP, LLC, the general partner of LEG Partners III SBIC, L.P., a Delaware limited partnership described in and which executed the above instrument; and that he signed his name thereto, being duly authorized so to do by his co-partners in said partnership.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               )  ss.:
COUNTY OF      )

     On the __day of ____, 200_, before me personally came _____________________to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ___________________ of LEG Co-Investors, LLC, a Delaware limited liability company, and that he has authority to sign the same, and acknowledged that he executed the same as the act and deed of said limited liability company.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               )  ss.:
COUNTY OF      )

     On the __day of ____, 200_, before me personally came _____________________to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ___________________ of 555 Madison Investors II LLC, a Delaware limited liability company, and that he has authority to sign the same, and acknowledged that he executed the same as the act and deed of said limited liability company.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               )  ss.:
COUNTY OF      )

     On the __day of ____, 200_, before me personally came _____________________to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ___________________ of 555 Madison Investors, LLC, a Delaware limited liability company, and that he has authority to sign the same, and acknowledged that he executed the same as the act and deed of said limited liability company.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               :  ss.:
COUNTY OF      )

     On the __day of ____, 200_, before me personally came
_____________________to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ___________________ of Golub Associates LLC, a New York limited liability company, and that he has authority to sign the same, and acknowledged that he executed the same as the act and deed of said limited liability company.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               :  ss.:
COUNTY OF      )

          On the __day of ____, 200_, before me personally came _____________________to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ___________________ of Golub Associates Incorporated, a New York corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation..


                                        -----------------------------
                                        Notary Public

                  Exhibit 9C (USHG-Golub on Settlement Closing)
                                 GENERAL RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN KNOW THAT:

     U.S. Home & Garden Inc., a Delaware corporation and Easy Gardener, Inc., a Delaware corporation, and for and on behalf of each of their respective employees, subsidiaries, parent, affiliates, officers, directors, heirs, executors, administrators, successors and assigns, in their capacities as such, collectively "RELEASORS," in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration received from LEG Partners Debenture SBIC, L.P., a Delaware limited partnership (and the transferee of all of the rights title and interest of LEG Partners III, L.P.), LEG Partners III, L.P., a Delaware limited partnership, LEG Partners III SBIC, L.P., a Delaware limited partnership, LEG Co-Investors, LLC, a Delaware limited liability company, 555 Madison Investors II, LLC (f/k/a LEG Co-Investors II, LLC), a Delaware limited liability company, 555 Madison Investors, LLC, a Delaware limited liability company, Golub Associates LLC, a New York limited liability company and Golub Associates Incorporated, a New York corporation (collectively, the "Golub Parties"), receipt whereof is hereby acknowledged, unconditionally and irrevocably and irrespective of any future events release and forever discharge each of the Golub Parties and each of their respective officers, directors, affiliates, shareholders (whether past or present), parents, subsidiaries, heirs, executors, administrators, successors, assigns and employees, in their capacities as such, (collectively, the "RELEASEES"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity (collectively, "Claims"), which against the RELEASEES, the RELEASORS ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE, except for Claims arising out of (a) the obligations of the Golub Parties that accrue after the date hereof under the Settlement Agreement dated as of November 1, 2002, by and among the RELEASORS and the Golub Parties (the "Settlement Agreement") and (b) the obligations of Golub Associates LLC that accrue after the date hereof under the Consulting Agreement (as defined in the Settlement Agreement).

     Each of the RELEASORS further agrees that it has not and will not file or institute any civil actions, complaints, or any other proceeding against any RELEASEE before any court, administrative agency or any other forum based upon or arising out of any Claims that it has against such RELEASEE other than the matters set forth in the exception clause of the preceding paragraph. Each of the RELEASORS further agrees not to participate and to waive any right to participate in any charge or complaint which may be made by any other person or organization on such RELEASOR'S behalf before any federal, state or local court or administrative agency against any RELEASEE except as such waiver is prohibited by law and except to the extent that such participation is pursuant to subpoena or order of a court of competent jurisdiction. Should any charge be filed, each such RELEASOR agrees that it will not accept any relief or recovery therefrom.

     Each of the RELEASORS hereby represents and warrants that it has not assigned or otherwise transferred (voluntarily, involuntarily or by operation of law) any right, title or interest in any Claim which it has, may have or may have had and which is the subject of this RELEASE.

     In this RELEASE the use of the singular shall include the plural and the use of the plural shall include the singular.

     This RELEASE can only be changed in a writing executed by the RELEASORS and RELEASEES.

     IN WITNESS WHEREOF, the RELEASORS have executed this RELEASE on __________, 200_.

                                        U.S. HOME & GARDEN INC.

                                        By:
                                            --------------------------
                                            Name:
                                            Title:


                                        EASY GARDENER, INC.

                                        By:
                                            --------------------------
                                            Name:
                                            Title:

STATE OF       )
               :  ss.:
COUNTY OF      )

     On the _____ day of ____________, 200_, before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he is the __________of U.S. Home & Garden Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               :  ss.:
COUNTY OF      )

     On the _____ day of ____________, 200_, before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he is the __________of Easy Gardener, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                        -----------------------------
                                        Notary Public

                    Exhibit 9D (USHG - Golub on Refinancing)
                                GENERAL RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN KNOW THAT:

     U.S. Home & Garden Inc., a Delaware corporation and Easy Gardener, Inc., a Delaware corporation, and for and on behalf of each of their respective employees, subsidiaries, parent, affiliates, officers, directors, heirs, executors, administrators, successors and assigns, in their capacities as such, collectively "RELEASORS," in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration received from LEG Partners Debenture SBIC, L.P., a Delaware limited partnership (and the transferee of all of the rights title and interest of LEG Partners III, L.P.), LEG Partners III, L.P., a Delaware limited partnership, LEG Partners III SBIC, L.P., a Delaware limited partnership, LEG Co-Investors, LLC, a Delaware limited liability company, 555 Madison Investors II, LLC (f/k/a LEG Co-Investors II, LLC), a Delaware limited liability company, 555 Madison Investors, LLC, a Delaware limited liability company, Golub Associates LLC, a New York limited liability company and Golub Associates Incorporated, a New York corporation (collectively, the "Golub Parties"), receipt whereof is hereby acknowledged, unconditionally and irrevocably and irrespective of any future events release and forever discharge each of the Golub Parties and each of their respective officers, directors, affiliates, shareholders (whether past or present), parents, subsidiaries, heirs, executors, administrator, successors, assigns and employees, in their capacities as such, (collectively, the "RELEASEES"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity (collectively, "Claims"), which against the RELEASEES, the RELEASORS ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE, except for Claims arising out of (a) the obligations of the Golub Parties that accrue after the date hereof under the Settlement Agreement dated as of November 1, 2002, by and among the RELEASORS and the Golub Parties (the "Settlement Agreement") and (b) the obligations of Golub Associates LLC that accrue after the date hereof under the Consulting Agreement (as defined in the Settlement Agreement).

     Each of the RELEASORS further agrees that it has not and will not file or institute any civil actions, complaints, or any other proceeding against any RELEASEE before any court, administrative agency or any other forum based upon or arising out of any Claims that it has against such RELEASEE other than the matters set forth in the exception clause of the preceding paragraph. Each of the RELEASORS further agrees not to participate and to waive any right to participate in any charge or complaint which may be made by any other person or organization on such RELEASOR'S behalf before any federal, state or local court or administrative agency against any RELEASEE except as such waiver is prohibited by law and except to the extent that such participation is pursuant to subpoena or order of a court of competent jurisdiction. Should any charge be filed, each such RELEASOR agrees that it will not accept any relief or recovery therefrom.

     Each of the RELEASORS hereby represents and warrants that it has not assigned or otherwise transferred (voluntarily, involuntarily or by operation of law) any right, title or interest in any Claim which it has, may have or may have had and which is the subject of this RELEASE.

     In this RELEASE the use of the singular shall include the plural and the use of the plural shall include the singular.

     This RELEASE can only be changed in a writing executed by the RELEASORS and RELEASEES.

     IN WITNESS WHEREOF, the RELEASORS have executed this RELEASE on November 1, 2002.

                                        U.S. HOME & GARDEN INC.

                                        By:
                                            --------------------------
                                            Name:
                                            Title:


                                        EASY GARDENER, INC.

                                        By:
                                            --------------------------
                                            Name:
                                            Title:

STATE OF       )
               :  ss.:
COUNTY OF      )

     On the _____ day of ____________, 2002, before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he is the __________of U.S. Home & Garden Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               :  ss.:
COUNTY OF      )

     On the _____ day of ____________, 2002, before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he is the __________of Easy Gardener, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                        -----------------------------
                                        Notary Public

                    Exhibit 9E (Golub - USHG on Refinancing)
                                 GENERAL RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN KNOW THAT:

     LEG Partners Debenture SBIC, L.P., a Delaware limited partnership (and the transferee of all of the rights title and interest of LEG Partners III, L.P.), LEG Partners III, L.P., a Delaware limited partnership, LEG Partners III SBIC, L.P., a Delaware limited partnership, LEG Co-Investors, LLC, a Delaware limited liability company, 555 Madison Investors II, LLC (f/k/a LEG Co-Investors II,
LLC), a Delaware limited liability company, 555 Madison Investors, LLC, a Delaware limited liability company, Golub Associates LLC, a New York limited liability company and Golub Associates Incorporated, a New York corporation, and for and on behalf of each of their respective employees, subsidiaries, parents, affiliates, officers, directors, heirs, executors, administrators, successors and assigns, in their capacities as such, collectively "RELEASORS," in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration received from U.S. Home & Garden Inc., a Delaware corporation ("USHG") and Easy Gardener, Inc., a Delaware corporation ("EGI"), receipt whereof is hereby acknowledged, unconditionally and irrevocably and irrespective of any future events release and forever discharge each of USHG and EGI and each of their respective officers, directors, affiliates, shareholders (whether past or present), parents, subsidiaries, heirs, executors, administrators, successors, assigns and employees, in their capacities as such, (collectively, "RELEASEES"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity (collectively, "Claims"), which against the RELEASEES, the RELEASORS ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any (i) Default (as defined below) or Event of Default (as defined below) under the Note Purchase Agreement (as defined below), whether known or unknown, relating to or arising in connection with any Expiring Provision (as defined below), or (ii) Default or Event of Default under the Note Purchase Agreement, the existence of which is known by the RELEASORS, relating to or arising in connection with any Surviving Provision (as defined below), from the beginning of the world to the day of the date of this RELEASE.

     Each of the RELEASORS further agrees that it has not and will not file or institute any civil actions, complaints, or any other proceeding against any RELEASEE before any court, administrative agency or any other forum based upon or arising out of any Claims that it has against such RELEASEE other than the matters set forth in the exception clause of the preceding paragraph. Each of the RELEASORS further agrees not to participate and to waive any right to participate in any charge or complaint which may be made by any other person or organization on such RELEASOR'S behalf before any federal, state or local court or administrative agency against any RELEASEE except as such waiver is prohibited by law and except to the extent that such participation is pursuant to subpoena or order of a court of competent jurisdiction. Should any charge be filed, each such RELEASOR agrees that it will not accept any relief or recovery therefrom.

     Each of the RELEASORS hereby represents and warrants that it has not assigned or otherwise transferred (voluntarily, involuntarily or by operation of law) any right, title or interest in any Claim which it has, may have or may have had and which is the subject of this RELEASE.

     As used herein, the term (i) "Note Purchase Agreement" shall mean that certain Note and Warrant Purchase, Guaranty and Security Agreement, dated as of November 15, 2001 by and among certain of the RELEASORS and certain of the RELEASEES, as amended by the Settlement Agreement and as further amended from time to time, (ii) "Expiring Provision" shall mean any provision of the Note Purchase Agreement that, pursuant to Section 13 of the Note Purchase Agreement, amended by the Settlement Agreement, dated November 1, 2002 by and among the RELEASORS, USHG and EGI, and as further amended from time to time, expressly terminates and is of no further force or effect on and after payment in full of the Notes (as defined in the Note Purchase Agreement) and obligations in respect of the Notes owing under any of the Purchaser Documents (as defined in the Note Purchase Agreement), (iii) "Surviving Provision" shall mean any provision of the Note Purchase Agreement that is not an Expiring Provision, and (iv) "Default" or "Event of Default" shall have the meaning given to each such term in the Note Purchase Agreement.

     In this RELEASE the use of the singular shall include the plural and the use of the plural shall include the singular.

     This RELEASE can only be changed in a writing executed by the RELEASORS and RELEASEES.

     IN WITNESS WHEREOF, the RELEASORS have executed this RELEASE on November 1, 2002.

                              LEG PARTNERS DEBENTURE SBIC, L.P.

                              By:  Golub Debenture GP, LLC, its General Partner

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Vice President


                              LEG PARTNERS III, L.P.

                              By:  Golub GP III, LLC

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Authorized Signatory


                              LEG PARTNERS III SBIC, L.P.

                              By:  Golub PS-GP, LLC, its general partner

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Vice President


                              LEG CO-INVESTORS, LLC

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Authorized Signatory


                              555 MADISON INVESTORS II LLC

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Authorized Signatory

                              555 MADISON INVESTORS, LLC

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Manager


                              GOLUB ASSOCIATES LLC

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Authorized Signatory


                              GOLUB ASSOCIATES INCORPORATED

                              By:
                                  --------------------------------------------
                                  Gregory W. Cashman, Principal

STATE OF       )
               )  ss.:
COUNTY OF      )

     On this _____ day of ______, 2002, before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he is the _____________________ of Golub Debenture GP, LLC, the general partner of LEG Partners Debenture SBIC, L.P., a Delaware limited partnership described in and which executed the above instrument; and that he signed his name thereto, being duly authorized so to do by his co-partners in said partnership.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               )  ss.:
COUNTY OF      )

     On this _____ day of ______, 2002, before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he is the _____________________ of Golub GP III, LLC, the general partner of LEG Partners III, L.P., a Delaware limited partnership described in and which executed the above instrument; and that he signed his name thereto, being duly authorized so to do by his co-partners in said partnership.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               )  ss.:
COUNTY OF      )

     On this _____ day of ______, 2002, before me personally came
_____________________ to me known, who, being by me duly sworn, did depose and say that he is the _____________________ of Golub PS-GP, LLC, the general partner of LEG Partners III SBIC, L.P., a Delaware limited partnership described in and which executed the above instrument; and that he signed his name thereto, being duly authorized so to do by his co-partners in said partnership.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               )  ss.:
COUNTY OF      )

     On the __day of ____, 2002 , before me personally came _____________________to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ___________________ of LEG Co-Investors, LLC, a Delaware limited liability company, and that he has authority to sign the same, and acknowledged that he executed the same as the act and deed of said limited liability company.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               )  ss.:
COUNTY OF      )

     On the __day of ____, 2002 , before me personally came _____________________to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ___________________ of 555 Madison Investors II LLC, a Delaware limited liability company, and that he has authority to sign the same, and acknowledged that he executed the same as the act and deed of said limited liability company.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               )  ss.:
COUNTY OF      )

     On the __day of ____, 2002 , before me personally came _____________________to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ___________________ of 555 Madison Investors, LLC, a Delaware limited liability company, and that he has authority to sign the same, and acknowledged that he executed the same as the act and deed of said limited liability company.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               )  ss.:
COUNTY OF      )

     On the __day of ____, 2002 , before me personally came
_____________________to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ___________________ of Golub Associates LLC, a New York limited liability company, and that he has authority to sign the same, and acknowledged that he executed the same as the act and deed of said limited liability company.


                                        -----------------------------
                                        Notary Public

STATE OF       )
               )  ss.:
COUNTY OF      )

     On the __day of ____, 2002, before me personally came _____________________to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ___________________ of Golub Associates Incorporated, a New York corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation..


                                        -----------------------------
                                        Notary Public

                                   EXHIBIT 17

                    AMENDED AND RESTATED CONSULTING AGREEMENT

     This AMENDED AND RESTATED CONSULTING AGREEMENT (this "Agreement"), dated as of ______________, 2002 by and among U.S. Home & Garden Inc. and Easy Gardener, Inc. (collectively, the "Company"), and Golub Associates, LLC (the "Consultant").

     WHEREAS, the Company has previously retained the Consultant to provide certain management and financial consulting services pursuant to that certain Consulting Agreement dated as of November 15, 2001 (the "Original Consulting Agreement"); and

     WHEREAS, the Company and Consultant desire to amend and restate the Original Consulting Agreement in connection with the settlement and closing of certain other transactions.

     NOW, THEREFORE, in consideration of the promises and commitments set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. Definitions. Capitalized terms used herein without definition having the meanings given thereto in the Note and Warrant Purchase, Guaranty and Security Agreement dated as of the date hereof among the Company, its Subsidiaries and the Purchasers named therein, as amended from time to time.

     2. Term. (a) The Company shall retain the Consultant hereunder for a period commencing on the Closing Date and ending on the Termination Date, unless sooner terminated by mutual written agreement of the parties hereto. The period during which this Agreement remains in effect shall be referred to hereinafter as the "Term".

     (b) The "Termination Date" shall mean the earlier of (i) the date on which the Consultant terminates by notifying the Company of such termination, or (ii) the date on which the Company terminates by notifying the Consultant of such termination; provided, that no termination by the Company shall occur so long as any of the initial Purchasers or any of their respective Affiliates owns any Notes, Warrants or Warrant Securities.

     3. Duties of Consultant. (a) As used in this Section, the term "Consultant" shall include employees of the Consultant or its Affiliates and any other individuals providing services on behalf of the Consultant or its Affiliates.

     (b) During the Term, the Consultant shall be reasonably available from time to time to consult with, and provide financial and strategic advice to, management of the Company on matters involving and relating to the Company's corporate, financial and management structure and operation, subject to the limits of the Consultant's experience and expertise. In particular, the Consultant shall review, and respond to management requests concerning, the following matters:

     (i) the Company's capital and overall financial structure, including equity and/or debt capitalization, cash flow considerations and strategic plans for capital spending and asset financing;

     (ii) terms and conditions of third-party financing, but not in the role of a broker, investment banker, financial advisor, underwriter or similar representative representing the Company in negotiating and effecting a transaction with third parties;

     (iii) review of quarterly and annual financial results; and

     (iv) such other financial and/or strategic management and financial consulting services as the parties may agree upon from time to time.

     (c) Consultant shall be reasonably available to management of the Company for telephone consultations and, as reasonably and mutually acceptable to the parties, periodic meetings with management of the Company.

     4. Compensation; Payment of Expenses; Further Retention. (a) The Company shall pay the Consultant annually in advance for the services of the Consultant hereunder at the rate of $54,500 per annum, with the first such payment due on the Closing Date and subsequent payments due on each annual anniversary of the Closing Date.

     (b) If the Company shall perform work or provide services at the Company's request, and if the cost of performing such work or providing such services, calculated at the Consultant's standard hourly or per diem rates, as applicable, would exceed $4,500 in any month, the Consultant shall so notify the Company (prior to performing such work) and be entitled to additional compensation for such work or services before having any obligation to continue to perform such work or provide such services.

     (c) If the Company shall engage any employee of the Consultant on a full or part time basis, the Consultant shall be separately compensated for providing the services of such employee, on an hourly, per diem or other mutually agreed basis.

     (d) The Company also shall reimburse the Consultant, promptly upon demand, for reasonable out-of-pocket expenses incurred by the Consultant and/or its employees and agents in connection with the performance of the Consultant's duties under this Agreement, including expenses for travel, lodging, meals and transportation; provided, that, at the Company's request, the Consultant shall submit to the Company documentation and invoices reasonably acceptable to the Company prior to reimbursement.

     (e) The Company shall pay the annual amount referred to in paragraph (a) above on the due dates specified therein, without the need for any invoice therefor from the Consultant. The Consultant will submit to the Company invoices setting forth any additional amounts due hereunder, which shall be payable within 30 days of the invoice date.

     (f) Any amounts payable pursuant to paragraph (b), (c) or (d) above shall be in addition to the compensation payable pursuant to paragraph (a) above.

     5. Limitation on Liability of Consultant; Indemnification. (a) None of the Consultant or any of its Affiliates, or any of their respective members, managers, directors, officers, employees, consultants, contractors, agents or Affiliates, shall be liable, responsible or accountable in damages or otherwise to the Company or any of its members, managers, directors, officers, employees, agents or Affiliates for any error of judgment by the Consultant or for any loss suffered by the Company arising out of services provided by the Consultant pursuant to this Agreement, except for such errors or losses resulting from willful misfeasance or gross negligence of the Consultant in the performance of its duties under this Agreement. Without limitation of the foregoing, the maximum aggregate liability of Consultant hereunder shall be the lesser of (i) $54,500; and (ii) the actual dollar amount paid to Consultant as compensation pursuant to this Agreement in the twelve month period immediately preceding the date of a final non-appealable determination by a court of competent jurisdiction of such liability, or the date of settlement, as applicable.

     (b) To the fullest extent permitted by applicable law, the Company shall indemnify and hold harmless the Consultant and its Affiliates, and each of their respective members, managers, directors, officers, employees, consultants, contractors, agents or Affiliates (each such individual or entity to be referred to hereinafter as an "Indemnified Person"), from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which an Indemnified Person may be subject, insofar as such loss, claim, damage, liability or action relates to, arises out of or results from any Covered Event (as such term is defined below) or alleged Covered Event, and will reimburse such Indemnified Person on a current basis for all expenses (including without limitation reasonable fees and disbursements of not more than one counsel) incurred by such Indemnified Person in connection with investigating, defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred or paid.

     (c) The term "Covered Event" shall mean (i) any action taken, or services performed, by an Indemnified Person, related to or consistent with the terms of this Agreement, or (ii) any action taken, or omitted to be taken, by the Company or any of its managers, directors, officers, employees, agents or Affiliates, in connection with any matter in which an Indemnified Person has been involved pursuant to this Agreement; provided, that the term "Covered Event", with respect to an Indemnified Person, shall exclude any loss, claim, damage, liability or expense that is determined by the final non-appealable judgment of a court of competent jurisdiction to have been caused from the willful misfeasance or gross negligence of such Indemnified Person.

     6. Non-Solicitation. (a) From the Closing Date until the second anniversary of the date of termination of this Agreement, neither party shall, without the prior written consent of the other party, directly or indirectly employ or engage the services of any employee or consultant of the other party or any of its Affiliates, or recruit, solicit or otherwise induce or influence any employee or consultant of the other party or any of its Affiliates to discontinue his or her relationship with such other party or any of its Affiliates.

     (b) In the event of a breach or a threatened breach of the covenant set forth in Section 6(a), the affected party shall, in addition to the remedies provided by law, have the right and remedy to have such covenant specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that a breach of such covenant will cause irreparable injury to the affected party, and that money damages will not provide an adequate remedy.

     7. Confidentiality. Except in the course of the performance of its duties hereunder, the Consultant agrees not to disclose any trade secrets, know-how or other proprietary or material non-public information not in the public domain learned as a result of this Agreement unless and until such information becomes publicly available other than through the actions of the Consultant.

     8. Amendments, Etc. This Agreement amends and restates the Original Consulting Agreement in its entirety and upon execution hereof, the Original Consulting Agreement shall be of no further force or effect. Any waiver of any term or condition of, or any consent or discharge under, this Agreement shall be effective only if in writing and signed by the party against whom it is sought to be enforced. Any amendment or supplementation of this Agreement shall be effective only if in writing and signed by both parties.

     9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. No assignment shall be effective without the prior written consent of the non-assigning party.

     10. Notices. All notices, requests, demands or other communications to or upon a party hereto shall be in writing and shall be deemed to have been given or made five (5) days after deposited in the mails, registered or certified with postage prepaid, addressed to the Company at 655 Montgomery Street, San Francisco, CA 94111, Attn: Robert Kassel, Chief Executive Officer (Telecopier
No.: (415) 616-8110), and to the Consultant at 555 Madison Avenue, 30th Floor, New York, NY 10022, Attn: Gregory W. Cashman (Telecopier No.: (212) 750-5505), or to such other address or addresses as either party shall specify in writing to the other. No other method of giving notice is hereby precluded.

     11. Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

     13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles.

     14. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto with respect to the subject matter and supersedes all prior agreements and understandings, whether oral or written, with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


Company:                                 Consultant:

U.S. HOME & GARDEN INC.                  GOLUB ASSOCIATES, LLC

By:                                      By:
   ----------------------------------       -----------------------------------
Name/Title:                                  Gregory W. Cashman, Vice President


EASY GARDENER, INC.

By:
   ----------------------------------
Name/Title: